                                                             PROSPECTUS
                                    [LOGO]

                                  SEASONS
                                     SELECT II
                                            featuring the Select Rewards Program

                            A new way to
                                   look at money



COMBINATION VARIABLE

 AND FIXED ANNUITY

                                                               [LOGO]
                                                             SUNAMERICA
                                                      THE RETIREMENT SPECIALIST

                                     [LOGO]

                                    PROFILE

                                October 16, 2000

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE SEASONS SELECT(II) VARIABLE ANNUITY. THIS VARIABLE ANNUITY PROVIDES AN OPTIONAL BONUS FEATURE CALLED "SEASONS REWARDS." IF YOU ELECT THIS FEATURE, IN EXCHANGE FOR ANY BONUS CREDITED TO YOUR CONTRACT, YOUR SURRENDER CHARGE SCHEDULE WILL BE LONGER AND GREATER THAN IF YOU CHOSE NOT TO ELECT THIS FEATURE. THESE WITHDRAWAL CHARGES MAY OFFSET THE VALUE OF THE BONUS, IF YOU MAKE AN EARLY WITHDRAWAL. THE ANNUITY IS MORE FULLY DESCRIBED IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

1. THE SEASONS SELECT(II) VARIABLE ANNUITY

The Seasons Select(II) Variable Annuity contract is a contract between you and Anchor National Life Insurance Company. We designed Seasons Select(II) to help you save on a tax-deferred basis. Seasons Select(II) provides a means to diversify your investments among asset classes and managers as well as a variety of investment styles to meet long-term financial goals, such as retirement funding. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings. Your money could grow faster than it would in a comparable taxable investment. Of course, certain Qualified contracts automatically provide tax deferral regardless of whether they are funded with an annuity.

The Seasons Select(II) Variable Annuity is designed as a long term retirement investment and helps you meet these goals by offering variable investment options. There are nine multimanaged portfolios called SELECT PORTFOLIOS and one multi-managed FOCUSED PORTFOLIO representing a spectrum of investment styles. In addition, there are four STRATEGIES each managed by five professional investment managers. The value of any portion of your contract allocated to the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES will fluctuate up or down based on the performance of the PORTFOLIOS and STRATEGIES you select. You may experience a loss of both principal and earnings. Five fixed investment options, each for a different length of time and offering different interest rates guaranteed by Anchor National, are also available. In addition, if you do not elect to participate in the Seasons Rewards Program, the two DCA fixed accounts are available. They offer fixed interest rates guaranteed by Anchor National and are available under the contract strictly as source accounts for the Dollar Cost Averaging program.

The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, STRATEGIES and fixed investment options are designed to be used in order to achieve your desired investment goals. You may put money into any of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, STRATEGIES and/or fixed investment options. You may make transfers between the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, STRATEGIES and/or the fixed investment options without incurring a transfer charge.

Like most annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or STRATEGIES to which your money is allocated and/or the interest rate earned on the fixed investment options. You may withdraw money from your contract during the Accumulation Phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. An IRS tax penalty may apply if you make withdrawals before age 59 1/2. During the Income Phase, you will receive payments from your annuity. Your payments may be fixed in dollar amount, vary with investment performance or be a combination of both, depending on where your money is allocated. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

The Seasons Select(II) Variable Annuity and/or Seasons Rewards Program may not be available in all states.

2. INCOME OPTIONS

You can select from one of five income options:

    (1) payments for your lifetime;

    (2) payments for your lifetime and your survivor's lifetime;

    (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

    (4) payments for your lifetime, but for not less than 10 or 20 years; and

    (5) payments for a specified period of 5 to 30 years.

Other options may be available.

You will also need to decide if you want your payments to fluctuate with investment performance or remain constant, and the date on which your payments will begin. Once you begin receiving payments, you cannot change your income option. If your contract is Non-qualified, payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable but any gain on your original investment is currently taxable as ordinary income upon distribution. For Qualified contracts, the entire payment is currently taxable as ordinary income.

If elected, you may also elect to take income payments under the Income Protector program subject to the provisions thereof.

3. PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY

You can buy a contract through your financial advisor, who can also help you complete the proper forms. For Non-qualified contracts the minimum initial investment is $5,000. For Qualified contracts the minimum initial investment is $2,000. You can add $500 or more to your contract at any time during the Accumulation Phase. You may also add $50 or more to your contract at any time during the Accumulation Phase through the Automatic Payment Plan.

You may elect to participate in the Seasons Rewards Program when you apply for your contract. Under this program, we add an amount to your contract (an "Upfront Payment Enhancement") each time you make a Purchase Payment. Additionally, we may also pay an amount to your contract at a future date (a "Deferred Payment Enhancement"). Payment Enhancements are calculated as a percentage of each Purchase Payment. The Seasons Rewards Program is not available to you if you are over the age of 80 at the time you purchase your contract. Additionally, it may not be approved for sale in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor regarding the availability of this Program.

4.  INVESTMENT OPTIONS

You can put your money into any one or more of the distinct SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, STRATEGIES and/or the fixed investment options; however, the 6-month and 1-year DCA fixed accounts are not available if you elect to participate in the Seasons Rewards Program. The fixed investment options offer fixed rates of interest for specified lengths of time.

Each SELECT PORTFOLIO and FOCUSED PORTFOLIO has a distinct investment objective utilizing a disciplined investing style to achieve its objective and each invests in an underlying investment portfolio. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers specializing in a distinct investment style.

The nine SELECT PORTFOLIOS and the respective managers are:

LARGE CAP GROWTH                          LARGE CAP COMPOSITE
BANKERS TRUST COMPANY                     BANKERS TRUST
("BANKERS TRUST")                         SUNAMERICA ASSET
GOLDMAN SACHS ASSET                       MANAGEMENT CORPORATION
MANAGEMENT ("GOLDMAN                      ("SAAMCO")
SACHS")                                   T. ROWE PRICE ASSOCIATES, INC.
JANUS CAPITAL CORPORATION("JANUS")        ("T. ROWE PRICE")

LARGE CAP VALUE                           MID CAP GROWTH
BANKERS TRUST                             BANKERS TRUST
T. ROWE PRICE                             T. ROWE PRICE
WELLINGTON MANAGEMENT                     WELLINGTON
COMPANY LLP ("WELLINGTON")

MID CAP VALUE                             SMALL CAP
BANKERS TRUST                             BANKERS TRUST
GOLDMAN SACHS                             LORD ABBETT
LORD ABBETT & CO. ("LORD ABBETT")         SAAMCO

INTERNATIONAL EQUITY                      DIVERSIFIED FIXED INCOME
BANKERS TRUST                             BANKERS TRUST
GOLDMAN SACHS ASSET                       SAAMCO
MANAGEMENT                                WELLINGTON
INTERNATIONAL ("GOLDMAN
SACHS INT'L")
LORD ABBETT

CASH MANAGEMENT
SAAMCO

The FOCUSED PORTFOLIO and its managers are:

FOCUS GROWTH
FRED ALGER MANAGEMENT ("FRED ALGER")
JENNISON ASSOCIATES ("JENNISON")
MARSICO CAPITAL MANAGEMENT ("MARSICO CAPITAL")

Each STRATEGY has a different investment objective. The STRATEGIES use an asset allocation investment approach. Each STRATEGY invests in a combination of underlying investment portfolios which in turn invest in a combination of stocks, bonds and cash, to achieve its investment objective. The four investment STRATEGIES and their underlying investment portfolios are:

GROWTH STRATEGY
- ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
    PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM")
- STOCK PORTFOLIO
    T. ROWE PRICE
- MULTI-MANAGED GROWTH PORTFOLIO
    JANUS
    SAAMCO
    WELLINGTON

MODERATE GROWTH STRATEGY
- ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
    PUTNAM INVESTMENT MANAGEMENT, INC.
- STOCK PORTFOLIO
    T. ROWE PRICE
- MULTI-MANAGED MODERATE GROWTH PORTFOLIO
    JANUS
    SAAMCO
    WELLINGTON

BALANCED GROWTH STRATEGY
- ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
    PUTNAM
- STOCK PORTFOLIO
    T. ROWE PRICE
- MULTI-MANAGED INCOME/EQUITY PORTFOLIO
    JANUS
    SAAMCO
    WELLINGTON

CONSERVATIVE GROWTH STRATEGY
- ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
    PUTNAM
- STOCK PORTFOLIO
    T. ROWE PRICE
- MULTI-MANAGED INCOME PORTFOLIO
    JANUS
    SAAMCO
    WELLINGTON

The percentage allocation of the underlying portfolios in which each STRATEGY invests is depicted in the Prospectus.

5. EXPENSES

Each year we deduct a $35 ($30 in North Dakota) contract administration fee on your contract anniversary. We currently waive this fee if your contract value is at least $50,000 on your contract anniversary.

We also deduct insurance charges. The insurance charge amounts to 1.40% annually of the average daily value of your contract allocated to the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES. There are also investment charges and other expenses if you put money into the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or STRATEGIES, which are estimated to range from 0.85% to 1.30% and 12b-1 fees of 0.15% annually. Investment charges may be more or less than the percentages reflected here.

If you take your money out in excess of the "free withdrawal" amount allowed for in your contract, we may assess a withdrawal charge that is a percentage of the money you withdraw. The withdrawal charge schedule also varies depending on whether you elect to participate in the Seasons Rewards Program when you purchase your contract. The percentage declines with each year the Purchase Payment is in the contract as follows:

       WITHDRAWAL CHARGE WITHOUT THE SEASONS REWARDS PROGRAM (SCHEDULE A)

Year  1........   7%          Year  5........   4%
Year  2........   6%          Year  6........   3%
Year  3........   6%          Year  7........   2%
Year  4........   5%          Year  8........   0%

        WITHDRAWAL CHARGE WITH THE SEASONS REWARDS PROGRAM (SCHEDULE B)

Year  1........   9%          Year  6........   5%
Year  2........   8%          Year  7........   4%
Year  3........   7%          Year  8........   3%
Year  4........   6%          Year  9........   2%
Year  5........   6%          Year 10........   0%

The higher potential withdrawal charges may compensate us for the expenses associated with the Seasons Rewards Program.

Additionally, if you take money out of a multi-year fixed investment option before the end of the selected period, we may assess a market value adjustment which could increase or decrease the value of your money.

In some states you may also be assessed a state premium tax of up to 3.5%, depending upon the state in which you reside.

You may make transfers among the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, STRATEGIES and/or fixed investment options without incurring a transfer charge. However, we reserve the right to charge a fee for such transfers in the future.

If you elect Seasons Estate Advantage, the optional enhanced death benefit, we charge 0.25% of your daily net asset value. The Seasons Estate Advantage Fee is an annualized charge that is deducted daily. If you elect to enroll in the Income Protector program, we charge 0.10% of your Income Benefit Base (as described in the Prospectus) from your contract value on each contract anniversary.

The following charts are designed to help you understand the charges in your contract. THE COLUMN "TOTAL ANNUAL CHARGES" SHOWS THE TOTAL OF THE $35 CONTRACT ADMINISTRATION CHARGE, THE 1.40% INSURANCE CHARGE, THE 0.15% 12B-1 FEE, AND THE INVESTMENT CHARGES FOR EACH SELECT PORTFOLIO, FOCUSED PORTFOLIO AND STRATEGY. WE CONVERTED THE CONTRACT ADMINISTRATION CHARGE TO A PERCENTAGE (0.09%) USING AN ASSUMED CONTRACT SIZE OF $40,000. The actual impact of the administration charge on your contract may differ from this percentage and may be waived for contract values over $50,000.

If you do not elect the optional Income Protector Program or Seasons Estate
Advantage:

      -------------------------------------------------------------------------------------------------------------------
                                                                                                         EXAMPLES(3)
                                                                                                       Total      Total
                                                                                                     Expenses   Expenses
                                                                                                     at end of  at end of
                                                                                                      1 YEAR    10 YEARS
                       Total                                                                         Without/   Without/
                      Annual                        Total Annual                                       With       With
                     Insurance                       Investment                         Total         Seasons    Seasons
                      Related                          Related                         Annual         Rewards    Rewards
                      Charges                          Charges                         Charges        Program    Program
      SELECT
      PORTFOLIOS
      -------------------------------------------------------------------------------------------------------------------

      Large Cap
       Growth          1.49%        (1.40% + .09%)      1.25%      (1.10% + .15%)       2.74%        $97/117    $303/303
      Large Cap
       Composite       1.49%        (1.40% + .09%)      1.25%      (1.10% + .15%)       2.74%        $97/117    $303/303
      Large Cap
       Value           1.49%        (1.40% + .09%)      1.25%      (1.10% + .15%)       2.74%        $97/117    $303/303
      Mid Cap
       Growth          1.49%        (1.40% + .09%)      1.30%      (1.15% + .15%)       2.79%        $98/118    $308/308
      Mid Cap Value    1.49%        (1.40% + .09%)      1.30%      (1.15% + .15%)       2.79%        $98/118    $308/308
      Small Cap        1.49%        (1.40% + .09%)      1.30%      (1.15% + .15%)       2.79%        $98/118    $308/308
      International
       Equity          1.49%        (1.40% + .09%)      1.45%      (1.30% + .15%)       2.94%        $99/119    $323/323
      Diversified
       Fixed Income    1.49%        (1.40% + .09%)      1.15%      (1.00% + .15%)       2.64%        $96/116    $294/294
      Cash
       Management      1.49%        (1.40% + .09%)      1.00%      (0.85% + .15%)       2.49%        $95/115    $279/279
      -------------------------------------------------------------------------------------------------------------------
      FOCUSED
      PORTFOLIOS
      -------------------------------------------------------------------------------------------------------------------
      Focus
       Growth(2)       1.49%        (1.40% + .09%)      1.45%      (1.30% + .15%)       2.79%        $99/119    $323/323
      -------------------------------------------------------------------------------------------------------------------

                                                                                                         EXAMPLES(3)
                                                                                                       Total      Total
                                                                                                     Expenses   Expenses
                                                                                                     at end of  at end of
                                                                                                      1 YEAR    10 YEARS
                       Total                                                                         Without/   Without/
                      Annual                        Total Annual                                       With       With
                     Insurance                       Investment                         Total         Seasons    Seasons
                      Related                          Related                         Annual         Rewards    Rewards
                      Charges                        Charges(1)                        Charges        Program    Program
      STRATEGIES
      -------------------------------------------------------------------------------------------------------------------

      Growth           1.49%        (1.40% + .09%)      1.29%      (1.14% + .15%)       2.78%        $98/118    $307/307
      Moderate
       Growth          1.49%        (1.40% + .09%)      1.27%      (1.12% + .15%)       2.76%        $98/118    $305/305
      Balanced
       Growth          1.49%        (1.40% + .09%)      1.27%      (1.12% + .15%)       2.76%        $98/118    $305/305
      Conservative
       Growth          1.49%        (1.40% + .09%)      1.25%      (1.10% + .15%)       2.74%        $97/117    $303/303
      -------------------------------------------------------------------------------------------------------------------

(1) Investment related charges for each STRATEGY are based upon the allocation to the underlying investment portfolio after the quarterly rebalancing described in the prospectus.
(2) This portfolio was not available for sale during fiscal year 2000. The Total Annual Investment Related Charges are based on estimated amounts for the current fiscal year.
(3) The total expenses at the end of each period do not take into account any Upfront or Deferred Payment Enhancement which may be added to your contract if you elected the Seasons Rewards Program. If you elect the Seasons Rewards Program, your expenses may differ from the information shown here.

If you elect the optional Income Protector Program (0.10%) and Seasons Estate Advantage (0.25%)(3):

      ------------------------------------------------------------------------------------------------------------
                                                                                                  EXAMPLES(4)
                                                                                                Total      Total
                                                                                              Expenses   Expenses
                                                                                              at end of  at end of
                                                                                               1 YEAR    10 YEARS
                       Total                                                                  Without/   Without/
                      Annual                       Total Annual                                 With       With
                     Insurance                      Investment                        Total    Seasons    Seasons
                      Related                         Related                        Annual    Rewards    Rewards
                      Charges                         Charges                        Charges   Program    Program
      SELECT
      PORTFOLIOS
      ------------------------------------------------------------------------------------------------------------

      Large Cap
       Growth          1.84%    (1.40% + .09% + .10% + .25%)  1.25%  (1.10% + .15%)   3.09%   $101/121   $337/337
      Large Cap
       Composite       1.84%    (1.40% + .09% + .10% + .25%)  1.25%  (1.10% + .15%)   3.09%   $101/121   $337/337
      Large Cap
       Value           1.84%    (1.40% + .09% + .10% + .25%)  1.25%  (1.10% + .15%)   3.09%   $101/121   $337/337
      Mid Cap
       Growth          1.84%    (1.40% + .09% + .10% + .25%)  1.30%  (1.15% + .15%)   3.14%   $101/121   $341/341
      Mid Cap Value    1.84%    (1.40% + .09% + .10% + .25%)  1.30%  (1.15% + .15%)   3.14%   $101/121   $341/341
      Small Cap
       Portfolio       1.84%    (1.40% + .09% + .10% + .25%)  1.30%  (1.15% + .15%)   3.14%   $101/121   $341/341
      International
       Equity          1.84%    (1.40% + .09% + .10% + .25%)  1.45%  (1.30% + .15%)   3.29%   $103/123   $355/355
      Diversified
       Fixed Income    1.84%    (1.40% + .09% + .10% + .25%)  1.15%  (1.00% + .15%)   2.99%   $100/120   $327/327
      Cash
       Management      1.84%    (1.40% + .09% + .10% + .25%)  1.00%  (0.85% + .15%)   2.84%   $ 98/118   $313/313
      ------------------------------------------------------------------------------------------------------------
      FOCUSED
      PORTFOLIOS
      ------------------------------------------------------------------------------------------------------------
      Focus
       Growth(2)       1.84%    (1.40% + .09% + .10% + .25%)  1.45%  (1.30% + .15%)   3.29%   $103/123   $355/355
      ------------------------------------------------------------------------------------------------------------

                                                                                                  EXAMPLES(4)
                                                                                                Total      Total
                                                                                              Expenses   Expenses
                                                                                              at end of  at end of
                                                                                               1 YEAR    10 YEARS
                       Total                                                                  Without/   Without/
                      Annual                       Total Annual                                 With       With
                     Insurance                      Investment                        Total    Seasons    Seasons
                      Related                         Related                        Annual    Rewards    Rewards
                      Charges                       Charges(1)                       Charges   Program    Program
      STRATEGIES
      ------------------------------------------------------------------------------------------------------------

      Growth           1.84%    (1.40% + .09% + .10% + .25%)  1.29%  (1.14% + .15%)   3.13%   $101/121   $340/340
      Moderate
       Growth          1.84%    (1.40% + .09% + .10% + .25%)  1.27%  (1.12% + .15%)   3.11%   $101/121   $339/339
      Balanced
       Growth          1.84%    (1.40% + .09% + .10% + .25%)  1.27%  (1.12% + .15%)   3.11%   $101/121   $339/339
      Conservative
       Growth          1.84%    (1.40% + .09% + .10% + .25%)  1.25%  (1.10% + .15%)   3.09%   $101/121   $337/337
      ------------------------------------------------------------------------------------------------------------

(1) Investment related charges for each STRATEGY are based upon the allocation to the underlying investment portfolio after the quarterly rebalancing described in the prospectus.
(2) This portfolio was not available for sale during fiscal year 2000. The Total Annual Investment Related Charges are based on estimated amounts for the current fiscal year.
(3) Once elected at the time of contract application, the Income Protector Program and Seasons Estate Advantage cannot be terminated.
(4) The total expenses at the end of each period do not take into account any Upfront or Deferred Payment Enhancement which may be added to your Contract if you elected the Seasons Rewards feature. If you elect the Seasons Rewards feature, your expenses may differ from the information shown here.

The examples assume that you invested $1,000 in a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY which earns 5% annually and that you withdrew your money at the end of a 1 year period and at the end of a 10 year period. For year 1, the total annual charges are assessed as well as the withdrawal charge. For year 10, the example reflects the total annual charges but there is no withdrawal charge applicable. The Annual Investment Related charges may vary. The amounts shown here are estimates and reflect the waiver or reimbursement of expenses by the investment adviser. No premium taxes are reflected. Please see the Fee Tables in the Prospectus for more detailed information regarding the fees and expenses incurred under the contract.

6. TAXES

Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a Non-qualified contract (one that is established with after tax dollars) are deferred until they are withdrawn. In a Qualified contract (one that is established with before tax dollars) all amounts are taxable when they are withdrawn.
When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income tax rate. You may be subject to a 10% IRS tax penalty for distributions or withdrawals before age 59 1/2.

7. ACCESS TO YOUR MONEY

Withdrawals may be made from your contract in the amount of $1,000 or more.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender.

A separate withdrawal charge schedule applies to each Purchase Payment. After a Purchase Payment has been in the contract for seven full years, or nine years if you participate in the Seasons Rewards Program, withdrawal charges no longer apply to that portion of the money. Of course, upon withdrawal you may also have to pay income taxes and a 10% IRS tax penalty may apply. Neither withdrawal charges nor the 10% IRS tax penalty are assessed when a death benefit is paid.

8. PERFORMANCE

The value of your annuity will fluctuate depending upon the investment performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES you select. From time to time we may advertise a SELECT PORTFOLIO'S, FOCUSED PORTFOLIO'S or STRATEGY'S total return. The following chart shows total returns for the time period shown. These numbers reflect the insurance charges, the contract maintenance fee and investment charges. Withdrawal charges are not reflected in the chart. The total returns here do not take into account the effect of a Payment Enhancement made under the Seasons Rewards Program. The total return figures are based on historical data and are not intended to indicate future performance.


      -----------------------------------------------
      Strategy                               1999
      -----------------------------------------------
      Growth............................    35.17%
      Moderate Growth...................    29.46%
      Balanced Growth...................    16.75%
      Conservative Growth...............    10.42%
      -----------------------------------------------

The other investment options were not available for sale for the full calendar year 1999.

9. DEATH BENEFIT

If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit.

The standard death benefit is an automatic feature of your contract. We also offer Seasons Estate Advantage which provides a choice of two optional enhanced death benefits, along with an Earnings Advantage, which you may elect as an alternative to the standard death benefit if you are not over the age of 80 at time of contract issue.

10. OTHER INFORMATION

OWNERSHIP: The contract is an allocated fixed and variable group annuity contract. A group contract is issued to a contractholder, for the benefit of the participants in the group. You, as an owner of a Seasons Select(II) Variable Annuity, are a participant in the group and will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this Profile and the Prospectus, the term contract refers to your certificate. In some states an individual fixed and variable annuity contract may be available instead, which is identical to the group contract described in this Profile and Prospectus except that it is issued directly to the individual owner.

FREE LOOK: You may cancel your contract within 10 days of receiving it (or whatever period is required by your state) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it. We will refund to you the value of your contract on the day we receive your request minus the Free Look Payment Enhancement Deduction if you had elected the Seasons Rewards Program. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

SEASONS REWARDS PROGRAM: If elected by you, we add an amount to your contract (an "Upfront Payment Enhancement") each time you make a Purchase Payment. Additionally, we may also add an amount to your contract at a future date (a "Deferred Payment Enhancement"). Payment Enhancements are calculated as a percentage of your Purchase Payment amount and are treated as earnings under your contract. The program may not be available to you. Please check with your financial advisor regarding the availability of this program.

SYSTEMATIC WITHDRAWAL PROGRAM: If selected by you, this program allows you to receive either monthly, quarterly, semi-annual or annual checks during the Accumulation Phase. Systematic withdrawals may also be electronically transferred to your bank account. Of course, withdrawals during the Accumulation Phase may be taxable and a 10% IRS tax penalty may apply if you are under age
59 1/2.

DOLLAR COST AVERAGING: If selected by you, this program allows you to invest gradually into one or more of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) from a SELECT PORTFOLIO, FOCUSED PORTFOLIO, STRATEGY or 1-year fixed account option. If you do not participate in the Seasons Rewards Program you may also invest in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) from the 6-month DCA fixed account option or the 1-year DCA fixed account option.

PRINCIPAL ADVANTAGE PROGRAM: If selected by you, this program allows you to put money in a fixed investment option and one or more SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or STRATEGY(IES) and we will guarantee that the portion allocated to the fixed investment option assuming that it remains invested in that option, will grow to equal your principal investment at the end of the guarantee period you have selected.

AUTOMATIC PAYMENT PLAN: You can add to your contract directly from your bank account with as little as $50 per month.

CONFIRMATIONS AND QUARTERLY STATEMENTS: During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as the deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. All other transactions are confirmed immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

11. INQUIRIES:

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

Anchor National Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
800/445-SUN2

If money accompanies your correspondence, you should direct it to:

Anchor National Life Insurance Company
P.O. Box 100330
Pasadena, California 91189-0001

                                     [LOGO]

                                   PROSPECTUS
                                October 16, 2000
                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

The annuity contract has 21 investment choices - 7 fixed investment options (5 fixed investment options if the Seasons Rewards Program is elected) which offer interest rates guaranteed by Anchor National for different periods of time, 9 variable investment SELECT PORTFOLIOS, 1 variable investment FOCUSED PORTFOLIO and 4 variable investment STRATEGIES:

           SELECT PORTFOLIOS                  FOCUSED PORTFOLIOS                     STRATEGIES
           LARGE CAP GROWTH                      FOCUS GROWTH                          GROWTH
          LARGE CAP COMPOSITE                                                      MODERATE GROWTH
            LARGE CAP VALUE                                                        BALANCED GROWTH
            MID CAP GROWTH                                                       CONSERVATIVE GROWTH
             MID CAP VALUE
               SMALL CAP
         INTERNATIONAL EQUITY
       DIVERSIFIED FIXED INCOME
            CASH MANAGEMENT

              all of which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:

           SELECT PORTFOLIOS                    FOCUSED PORTFOLIOS                        STRATEGIES
         BANKERS TRUST COMPANY                 FRED ALGER MANAGEMENT          PUTNAM INVESTMENT MANAGEMENT, INC.
    GOLDMAN SACHS ASSET MANAGEMENT              JENNISON ASSOCIATES             T. ROWE PRICE ASSOCIATES, INC.
       JANUS CAPITAL CORPORATION            MARSICO CAPITAL MANAGEMENT             JANUS CAPITAL CORPORATION
        LORD, ABBETT & COMPANY                                              SUNAMERICA ASSET MANAGEMENT CORPORATION
SUNAMERICA ASSET MANAGEMENT CORPORATION                                       WELLINGTON MANAGEMENT COMPANY, LLP
    T. ROWE PRICE ASSOCIATES, INC.
    GOLDMAN SACHS ASSET MANAGEMENT/
    GOLDMAN SACHS ASSET MANAGEMENT
             INTERNATIONAL
  WELLINGTON MANAGEMENT COMPANY, LLP

You can put your money into any one or all of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, STRATEGIES and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Select(II) Variable Annuity. This variable annuity provides an optional bonus feature called "Seasons Rewards." If you elect this feature, in exchange for bonuses credited to your contract, your surrender charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated October 16, 2000. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears on page 41 of this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN
DOCUMENTS BY REFERENCE

Anchor National's Annual Report on Form 10-K for the year ended
December 31, 1999 is incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:

    Anchor National Life Insurance Company
    Annuity Service Center
    P.O. Box 54299
    Los Angeles, California 90054-0299
    Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

TABLE OF CONTENTS

 GLOSSARY....................................................    4
 FEE TABLES..................................................    5
     Owner Transaction Expenses..............................    5
     Annual Separate Account Expenses........................    5
     The Optional Income Protector Fee.......................    5
     The Optional Seasons Estate Advantage Fee...............    5
     Investment Portfolio Expenses of Portfolios.............    6
     Investment Portfolio Expenses by Strategy...............    6
     Investment Portfolio Expenses for Strategy Underlying
      Portfolios.............................................    6
 EXAMPLES....................................................    7
 THE SEASONS SELECT(II) VARIABLE ANNUITY.....................   10
 PURCHASING A SEASONS SELECT VARIABLE ANNUITY................   11
     Allocation of Purchase Payments.........................   11
     Seasons Rewards Program.................................   11
     Accumulation Units......................................   13
     Free Look...............................................   14
 INVESTMENT OPTIONS..........................................   14
     Variable Investment Options.............................   15
       THE PORTFOLIOS........................................   15
       THE STRATEGIES........................................   16
     Market Value Adjustment.................................   18
     Transfers During the Accumulation Phase.................   19
     Dollar Cost Averaging...................................   20
     Asset Allocation Rebalancing Program....................   21
     Principal Advantage Program.............................   22
     Voting Rights...........................................   22
     Substitution............................................   22
 ACCESS TO YOUR MONEY........................................   22
     Free Withdrawal Provision...............................   23
     Systematic Withdrawal Program...........................   24
     Minimum Contract Value..................................   25
     Qualified Contract Owners...............................   25
 DEATH BENEFIT...............................................   25
     Standard Death Benefit..................................   26
     Seasons Estate Advantage................................   26
     Spousal Continuation....................................   27
 EXPENSES....................................................   28
     Insurance Charges.......................................   28
     Withdrawal Charges......................................   29
     Investment Charges......................................   29
     Contract Maintenance Fee................................   30
     Transfer Fee............................................   30
     Seasons Estate Advantage Fee............................   30
     Optional Income Protector Fee...........................   30
     Premium Tax.............................................   30
     Income Taxes............................................   30
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited............................   30
 INCOME OPTIONS..............................................   31
     Annuity Date............................................   31
     Income Options..........................................   31
     Allocation of Annuity Payments..........................   32
     Transfers During the Income Phase.......................   33
     Deferment of Payments...................................   33
     The Income Protector....................................   33
 TAXES.......................................................   36
     Annuity Contracts in General............................   36
     Tax Treatment of Distributions--Non-qualified
      Contracts..............................................   36
     Tax Treatment of Distributions--Qualified Contracts.....   36
     Minimum Distributions...................................   37
     Diversification.........................................   37
 PERFORMANCE.................................................   37
 OTHER INFORMATION...........................................   38
     Anchor National.........................................   38
     The Separate Account....................................   38
     Custodian...............................................   38
     The General Account.....................................   39
     Distribution of the Contract............................   39
     Administration..........................................   39
     Legal Proceedings.......................................   39
 INDEPENDENT ACCOUNTANTS.....................................   40
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   41
 APPENDIX A--CONDENSED FINANCIAL INFORMATION.................  A-1
 APPENDIX B--SEASONS REWARDS PROGRAM EXAMPLES................  B-1
 APPENDIX C--MARKET VALUE ADJUSTMENT.........................  C-1
 APPENDIX D--PREMIUM TAXES...................................  D-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--Anchor National Life Insurance Company ("Anchor National"), We, Us, the issuer of this annuity contract.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PAYMENT ENHANCEMENT(S)--The amount(s) allocated to your contract by Us under the Seasons Rewards Program. Payment enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PORTFOLIO(S)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each SELECT and FOCUSED PORTFOLIO has a distinct investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to an underlying fund in which a portion of the assets is managed by three different advisors.

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

STRATEGY(IES)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each STRATEGY has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to three out of six available portfolios, each of which is managed by a different investment advisor.

SEASONS SELECT(II) VARIABLE ANNUITY FEE TABLES
                    ------------------------------------------------------------

OWNER TRANSACTION EXPENSES

Withdrawal Charge as a percentage of Purchase Payments:

YEARS:                    1          2          3          4          5          6          7          8          9          10
Schedule A*..........     7%         6%         6%         5%         4%         3%         2%         0%         0%         0%
Schedule B**.........     9%         8%         7%         6%         6%         5%         4%         3%         2%         0%

 * This schedule applies to each Purchase Payment if you are NOT participating in the Seasons Rewards Program.

** This schedule applies to each Purchase Payment if you are participating in the Seasons Rewards Program.

Contract Maintenance Charge........  $35 each year ($30 in North Dakota)
                                     (waived for contracts over $50,000)

ANNUAL SEPARATE ACCOUNT EXPENSES
(as a percentage of daily net asset value)

Mortality Risk Charge........................  0.90%
Expense Risk Charge..........................  0.35%
Distribution Expense Charge..................  0.15%
                                               ----
      Total Separate Account Expenses........  1.40%

THE OPTIONAL INCOME PROTECTOR FEE
(The Income Protector Program is optional and if elected the fee is deducted annually from your contract value.)

Fee as a percentage of
 your Income Benefit
 Base*..................  0.10%

* The Income Benefit Base is calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding purchase payments made since the prior contract anniversary, less proportional withdrawals since the prior contract anniversary and fees and charges applicable to those withdrawals.

THE OPTIONAL SEASONS ESTATE ADVANTAGE FEE
(Seasons Estate Advantage, which offers a choice of two enhanced death benefits, is optional and, if elected, the fee is an annualized charge that is deducted daily from your contract value.)

Fee as a percentage of
 your daily net asset
 value..................  0.25%

                  INVESTMENT PORTFOLIO EXPENSES OF PORTFOLIOS
(as a percentage of daily net asset value after any applicable reinbursement or waiver of expenses, as of the fiscal year end of the Trust ending March 31,
                                     2000)

                                                   MANAGEMENT                          OTHER     TOTAL ANNUAL
                                                      FEE           12b-1 FEES+       EXPENSES     EXPENSES
-------------------------------------------------------------------------------------------------------------
SELECT PORTFOLIOS(1)
------------------------------------------------
    Large Cap Growth                                 0.80%             0.15%           0.30%        1.25%
    Large Cap Composite                              0.80%             0.15%           0.30%        1.25%
    Large Cap Value                                  0.80%             0.15%           0.30%        1.25%
    Mid Cap Growth                                   0.85%             0.15%           0.30%        1.30%
    Mid Cap Value                                    0.85%             0.15%           0.30%        1.30%
    Small Cap                                        0.85%             0.15%           0.30%        1.30%
    International Equity                             1.00%             0.15%           0.30%        1.45%
    Diversified Fixed Income                         0.70%             0.15%           0.30%        1.15%
    Cash Management                                  0.55%             0.15%           0.30%        1.00%
-------------------------------------------------------------------------------------------------------------
FOCUSED PORTFOLIOS
------------------------------------------------
    Focus Growth*                                    1.00%             0.15%           0.30%        1.45%
-------------------------------------------------------------------------------------------------------------

* This portfolio was not available for sale during fiscal year 2000. The percentages are based on estimated amounts for the current fiscal year.

                   INVESTMENT PORTFOLIO EXPENSES BY STRATEGY
  (based on the total annual expenses of the underlying investment portfolios reflected below after any applicable reimbursement or waiver of expenses, as of the fiscal year end of the Trust ending March 31, 2000)

                                                   MANAGEMENT                          OTHER     TOTAL ANNUAL
                                                      FEE           12b-1 FEES+       EXPENSES     EXPENSES
-------------------------------------------------------------------------------------------------------------
STRATEGY(2)
------------------------------------------------
Growth                                               0.87%             0.15%           0.27%        1.29%
Moderate Growth                                      0.85%             0.15%           0.27%        1.27%
Balanced Growth                                      0.83%             0.15%           0.29%        1.27%
Conservative Growth                                  0.80%             0.15%           0.30%        1.25%
-------------------------------------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PORTFOLIO EXPENSES IF INVESTED IN STRATEGIES:
The Investment Portfolio Expenses table set forth below identifies the total investment expenses charged by the underlying investment portfolios of Seasons Series Trust. Each contractholder invested in a STRATEGY will incur only a portion of the investment expense of those portfolios in which the STRATEGY invests. The table above entitled "Investment Portfolio Expenses by STRATEGY" shows an approximation of the total investment expenses a contractholder may incur if invested in each respective STRATEGY, after the automatic quarterly rebalancing of such STRATEGY as described on page 16. The actual investment expenses incurred by contractholders within a STRATEGY will vary depending upon the daily net asset value of each investment portfolio in which such STRATEGY is invested.

                         INVESTMENT PORTFOLIO EXPENSES
                       FOR STRATEGY UNDERLYING PORTFOLIOS
(as a percentage of daily net asset value of each investment portfolio as of the fiscal year end of the
                          Trust ending March 31, 2000)

                                                   MANAGEMENT                          OTHER     TOTAL ANNUAL
                                                      FEE           12b-1 FEES+       EXPENSES     EXPENSES
-------------------------------------------------------------------------------------------------------------
STRATEGY UNDERLYING PORTFOLIOS
------------------------------------------------
    Stock                                            0.85%             0.15%           0.21%        1.21%
    Asset Allocation: Diversified Growth(3)          0.85%             0.15%           0.36%        1.36%
    Multi-Managed Growth                             0.89%             0.15%           0.26%        1.30%
    Multi-Managed Moderate Growth                    0.85%             0.15%           0.25%        1.25%
    Multi-Managed Income/Equity(3)                   0.81%             0.15%           0.29%        1.25%
    Multi-Managed Income(1)                          0.77%             0.15%           0.29%        1.21%
-------------------------------------------------------------------------------------------------------------

(1) Absent fee waivers or reimbursement of expenses by SAAMCo, you would have incurred the following expenses during the last fiscal year: Large Cap Growth (1.30%), Large Cap Composite (1.48%), Large Cap Value (1.39%), Mid Cap Growth (1.45%), Mid Cap Value (1.47%), Small Cap (1.45%), International Equity (1.91%), Diversified Fixed Income (1.31%), Cash Management (2.95%) and Multi-Managed Income (1.08%).
(2) Absent recoupment of expenses by SAAMCo for the underlying investment portfolios, you would have incurred the following expenses for the strategies during the last fiscal year: Growth (1.28%), Moderate Growth (1.26%), Balanced Growth (1.25%) and Conservative Growth (1.24%).
(3) Absent recoupment of expenses by SAAMCo, you would have incurred the following expenses during the last fiscal year: Asset Allocation:
    Diversified Growth (1.16%), and Multi-Managed Income/Equity (1.09%).

+ The 12b-1 plan will become effective on the commencement of sales of the Season Select(II) contract, and thus, the 12b-1 fee was not in effect on March 31, 2000 although it is reflected in the numbers shown here.

THE ABOVE INVESTMENT PORTFOLIO EXPENSES WERE PROVIDED BY SEASONS SERIES TRUST. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLES

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, Investment Portfolio Expenses after any waiver, reimbursement or recoupment, if applicable, and you did NOT participate in the Seasons Rewards
Program:

  (a) If the contract is surrendered at the end of the stated time period.
  (b) If the contract is surrendered and you elect Estate Advantage and the Income Protection Program.
  (c) If the contract is not surrendered or is annuitized.*
  (d) If the contract is not surrendered and you elect Seasons Estate Advantage and the Income Protector Program.

                                                        TIME PERIODS
-----------------------------------------------------------------------------------------------
SELECT PORTFOLIO                1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------

Large Cap Growth               (a)  $ 97         (a)  $144         (a)  $183         (a)  $303
                               (b)  $101         (b)  $154         (b)  $200         (b)  $337
                               (c)  $ 27         (c)  $ 84         (c)  $143         (c)  $303
                               (d)  $ 31         (d)  $ 94         (d)  $160         (d)  $337
Large Cap Composite            (a)  $ 97         (a)  $144         (a)  $183         (a)  $303
                               (b)  $101         (b)  $154         (b)  $200         (b)  $337
                               (c)  $ 27         (c)  $ 84         (c)  $143         (c)  $303
                               (d)  $ 31         (d)  $ 94         (d)  $160         (d)  $337
Large Cap Value                (a)  $ 97         (a)  $144         (a)  $183         (a)  $303
                               (b)  $101         (b)  $154         (b)  $200         (b)  $337
                               (c)  $ 27         (c)  $ 84         (c)  $143         (c)  $303
                               (d)  $ 31         (d)  $ 94         (d)  $160         (d)  $337
Mid Cap Growth                 (a)  $ 98         (a)  $145         (a)  $186         (a)  $308
                               (b)  $101         (b)  $156         (b)  $203         (b)  $341
                               (c)  $ 28         (c)  $ 85         (c)  $146         (c)  $308
                               (d)  $ 31         (d)  $ 96         (d)  $163         (d)  $341
Mid Cap Value                  (a)  $ 98         (a)  $145         (a)  $186         (a)  $308
                               (b)  $101         (b)  $156         (b)  $203         (b)  $341
                               (c)  $ 28         (c)  $ 85         (c)  $146         (c)  $308
                               (d)  $ 31         (d)  $ 96         (d)  $163         (d)  $341
Small Cap                      (a)  $ 98         (a)  $145         (a)  $186         (a)  $308
                               (b)  $101         (b)  $156         (b)  $203         (b)  $341
                               (c)  $ 28         (c)  $ 85         (c)  $146         (c)  $308
                               (d)  $ 31         (d)  $ 96         (d)  $163         (d)  $341
International Equity           (a)  $ 99         (a)  $150         (a)  $193         (a)  $323
                               (b)  $103         (b)  $160         (b)  $210         (b)  $355
                               (c)  $ 29         (c)  $ 90         (c)  $153         (c)  $323
                               (d)  $ 33         (d)  $100         (d)  $170         (d)  $355
Diversified Fixed Income       (a)  $ 96         (a)  $141         (a)  $178         (a)  $294
                               (b)  $100         (b)  $151         (b)  $196         (b)  $327
                               (c)  $ 26         (c)  $ 81         (c)  $138         (c)  $294
                               (d)  $ 30         (d)  $ 91         (d)  $156         (d)  $327
Cash Management                (a)  $ 95         (a)  $137         (a)  $171         (a)  $279
                               (b)  $ 98         (b)  $147         (b)  $188         (b)  $313
                               (c)  $ 25         (c)  $ 77         (c)  $131         (c)  $279
                               (d)  $ 28         (d)  $ 87         (d)  $148         (d)  $313
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
FOCUSED PORTFOLIOS              1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------
Focus Growth                   (a)  $ 99         (a)  $150         (a)  $193         (a)  $323
                               (b)  $103         (b)  $160         (b)  $210         (b)  $355
                               (c)  $ 29         (c)  $ 90         (c)  $153         (c)  $323
                               (d)  $ 33         (d)  $100         (d)  $170         (d)  $355
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
STRATEGY                        1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------
Growth                         (a)  $ 98         (a)  $145         (a)  $185         (a)  $307
                               (b)  $101         (b)  $156         (b)  $202         (b)  $340
                               (c)  $ 28         (c)  $ 85         (c)  $145         (c)  $307
                               (d)  $ 31         (d)  $ 96         (d)  $152         (d)  $340
Moderate Growth                (a)  $ 98         (a)  $145         (a)  $184         (a)  $305
                               (b)  $101         (b)  $155         (b)  $201         (b)  $339
                               (c)  $ 28         (c)  $ 85         (c)  $144         (c)  $305
                               (d)  $ 31         (d)  $ 95         (d)  $161         (d)  $339
Balanced Growth                (a)  $ 98         (a)  $145         (a)  $184         (a)  $305
                               (b)  $101         (b)  $155         (b)  $201         (b)  $339
                               (c)  $ 28         (c)  $ 85         (c)  $144         (c)  $305
                               (d)  $ 31         (d)  $ 95         (d)  $161         (d)  $339
Conservative Growth            (a)  $ 97         (a)  $144         (a)  $183         (a)  $303
                               (b)  $101         (b)  $154         (b)  $200         (b)  $337
                               (c)  $ 27         (c)  $ 84         (c)  $143         (c)  $303
                               (d)  $ 31         (d)  $ 94         (d)  $160         (d)  $337
-----------------------------------------------------------------------------------------------

* We do not currently charge a surrender charge upon annuitization, unless the contract is annuitized under the Income Protector Program. We will assess any applicable surrender charges upon annuitizations effected using the Income Protector Program as if you had fully surrendered your contract.

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, Investment Portfolio Expenses after any waiver, reimbursement or recoupment, if applicable, and you elected to participate in the Seasons Rewards Program:

  (a) If the contract is surrendered at the end of the stated time period.
  (b) If the contract is surrendered at the end of the stated time period and you elect Seasons Estate Advantage and Income Protector.
  (c) If the contract is not surrendered or is annuitized at the end of the stated time period.
  (d) If the contract is not surrendered at the end of the stated time period and you elect Seasons Estate Advantage and the Income Protector Program.

                                                        TIME PERIODS
-----------------------------------------------------------------------------------------------
SELECT PORTFOLIO                1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------

Large Cap Growth               (a)  $117         (a)  $154         (a)  $203         (a)  $303
                               (b)  $121         (b)  $164         (b)  $220         (b)  $337
                               (c)  $ 27         (c)  $ 84         (c)  $143         (c)  $303
                               (d)  $ 31         (d)  $ 94         (d)  $160         (d)  $337
Large Cap Composite            (a)  $117         (a)  $154         (a)  $203         (a)  $308
                               (b)  $121         (b)  $164         (b)  $220         (b)  $337
                               (c)  $ 27         (c)  $ 84         (c)  $143         (c)  $303
                               (d)  $ 31         (d)  $ 94         (d)  $160         (d)  $337
Large Cap Value                (a)  $117         (a)  $154         (a)  $203         (a)  $303
                               (b)  $121         (b)  $164         (b)  $220         (b)  $337
                               (c)  $ 27         (c)  $ 84         (c)  $143         (c)  $303
                               (d)  $ 31         (d)  $ 94         (d)  $160         (d)  $337
Mid Cap Growth                 (a)  $118         (a)  $155         (a)  $206         (a)  $308
                               (b)  $121         (b)  $166         (b)  $223         (b)  $341
                               (c)  $ 28         (c)  $ 85         (c)  $146         (c)  $308
                               (d)  $ 31         (d)  $ 96         (d)  $163         (d)  $341
Mid Cap Value                  (a)  $118         (a)  $155         (a)  $206         (a)  $308
                               (b)  $121         (b)  $166         (b)  $223         (b)  $341
                               (c)  $ 28         (c)  $ 85         (c)  $146         (c)  $308
                               (d)  $ 31         (d)  $ 96         (d)  $163         (d)  $341
Small Cap                      (a)  $118         (a)  $155         (a)  $206         (a)  $308
                               (b)  $121         (b)  $166         (b)  $223         (b)  $341
                               (c)  $ 28         (c)  $ 85         (c)  $146         (c)  $308
                               (d)  $ 31         (d)  $ 96         (d)  $163         (d)  $341
International Equity           (a)  $119         (a)  $160         (a)  $213         (a)  $323
                               (b)  $123         (b)  $170         (b)  $230         (b)  $355
                               (c)  $ 29         (c)  $ 90         (c)  $153         (c)  $323
                               (d)  $ 33         (d)  $100         (d)  $170         (d)  $355
Diversified Fixed Income       (a)  $116         (a)  $151         (a)  $198         (a)  $294
                               (b)  $120         (b)  $161         (b)  $216         (b)  $327
                               (c)  $ 26         (c)  $ 81         (c)  $138         (c)  $294
                               (d)  $ 30         (d)  $ 91         (d)  $156         (d)  $327
Cash Management                (a)  $115         (a)  $147         (a)  $191         (a)  $279
                               (b)  $118         (b)  $157         (b)  $208         (b)  $313
                               (c)  $ 25         (c)  $ 77         (c)  $131         (c)  $279
                               (d)  $ 28         (d)  $ 87         (d)  $148         (d)  $313
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
FOCUSED PORTFOLIOS              1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------
Focus Growth**                 (a)  $119         (a)  $160         (a)  $213         (a)  $323
                               (b)  $123         (b)  $170         (b)  $230         (b)  $355
                               (c)  $ 29         (c)  $ 90         (c)  $153         (c)  $323
                               (d)  $ 33         (d)  $100         (d)  $170         (d)  $355
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
STRATEGY                        1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------
Growth                         (a)  $118         (a)  $155         (a)  $205         (a)  $307
                               (b)  $121         (b)  $166         (b)  $222         (b)  $340
                               (c)  $ 28         (c)  $ 85         (c)  $145         (c)  $307
                               (d)  $ 31         (d)  $ 96         (d)  $162         (d)  $340
Moderate Growth                (a)  $118         (a)  $155         (a)  $204         (a)  $305
                               (b)  $121         (b)  $165         (b)  $221         (b)  $339
                               (c)  $ 28         (c)  $ 85         (c)  $144         (c)  $305
                               (d)  $ 31         (d)  $ 95         (d)  $161         (d)  $339
Balanced Growth                (a)  $118         (a)  $155         (a)  $204         (a)  $305
                               (b)  $121         (b)  $165         (b)  $221         (b)  $339
                               (c)  $ 28         (c)  $ 85         (c)  $144         (c)  $305
                               (d)  $ 31         (d)  $ 95         (d)  $161         (d)  $339
Conservative Growth            (a)  $117         (a)  $154         (a)  $203         (a)  $303
                               (b)  $121         (b)  $164         (b)  $220         (b)  $337
                               (c)  $ 27         (c)  $ 84         (c)  $143         (c)  $303
                               (d)  $ 31         (d)  $ 94         (d)  $160         (d)  $337
-----------------------------------------------------------------------------------------------

** This portfolio was not available for sale during fiscal year 2000. The figures are based on estimated total investment charges for the current fiscal year.

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. The example reflects owner transaction expenses, separate account expenses including optional benefit fees in some examples and investment portfolio expenses by SELECT PORTFOLIO, FOCUSED PORTFOLIO and STRATEGY.
2. The Examples assume that no transfer fees were imposed. Premium taxes are not reflected but may be applicable.
3. For certain underlying investment portfolios in which the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES invest, SAAMCo has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolios' average net assets: Multi-Managed Growth Portfolio 1.44%, Multi-Managed Moderate Growth Portfolio 1.36%, Multi-Managed Income/Equity Portfolio 1.29%, Multi-Managed Income Portfolio 1.21%, Asset Allocation: Diversified Growth Portfolio 1.36%, Stock Portfolio 1.36%, Large Cap Growth Portfolio 1.25%, Large Cap Composite Portfolio 1.25%, Large Cap Value Portfolio 1.25%, Mid Cap Growth Portfolio 1.30%, Mid Cap Value Portfolio 1.30%, Small Cap Portfolio 1.30%, International Equity Portfolio 1.45%, Diversified Fixed Income Portfolio 1.15%, Focus Growth 1.45% and Cash Management Portfolio 1.00%. SAAMCo also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SAAMCo may terminate all such waivers and/ or reimbursements at any time. Further, any waivers or reimbursements made by SAAMCo with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.
4. Examples reflecting participation in the Seasons Rewards program reflect surrender charge Schedule B. The total expenses at the end of each period do not take into account any Upfront Deferred Payment Enhancement which may be added to your contract if you elect the Seasons Rewards Program. If you elect the Seasons Rewards Program, your expenses may differ from the information shown here.
5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The historical accumulation unit values for the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES are contained in Appendix A--Condensed Financial Information.

THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

    - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

    - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

    - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES. The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES, are similar to mutual funds, in that they have specific investment objectives and their performance varies. You can gain or lose money if you invest in these SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or STRATEGIES. The amount of money you accumulate in your contract depends on the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or STRATEGY(IES) in which you invest.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in your Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, STRATEGIES and fixed account options available under this contract, SEE INVESTMENT OPTIONS PAGE 14.

Anchor National issues the Seasons Select(II) Variable Annuity. When you purchase a Seasons Select(II) Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. Seasons Select(II) may not currently be available in all states. Please check with your financial advisor regarding availability in your state.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years, or 9 years if you elect to participate in the Seasons Rewards Program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase.

PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                              MINIMUM          MINIMUM SUBSEQUENT
                       MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                       PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                       ----------------   ----------------   ----------------------
Qualified                    $2,000             $500                   $50
Non-qualified                $5,000             $500                   $50

Prior Company approval is required to accept Purchase Payments greater than $1,500,000. The Company reserves the right to refuse any Purchase Payment including one which would cause the contract value or Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional Automatic Payment Plan allows you to make subsequent payments as small as $50.00.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made. In addition, we may not issue a contract to anyone over age 90. You may not elect Seasons Estate Advantage, or participate in the Seasons Rewards Program if you are over age 80 at the time of contract issue.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts, SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS PAGE 14.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

    - Send your money back to you; or

    - Ask your permission to keep your money until we get the information necessary to issue the contract.

SEASONS REWARDS PROGRAM

If you elect to participate in the Seasons Rewards Program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES ON PAGE 29. If you make an early withdrawal of Purchase Payments, we may recoup a portion of any bonuses applicable to any payment withdrawn. SEE EXPENSES, PAGE 28. The Seasons Rewards program is not available to you if you are over age 80 at the time of contract issue. Additionally, it may not be approved for sale in your state or through the broker-dealer with which your financial advisor is affiliated. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.

Purchase Payments may not be invested in the 6-month or the 1-year Dollar Cost Averaging fixed accounts if you participate in the Seasons Rewards Program. However, you may use the 1-year fixed account option as a Dollar Cost Averaging source account.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards Program may not perform as well as the contract without the feature.

ENHANCEMENT LEVELS

The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding to your contract value on the date we receive each subsequent Purchase Payment the amount of that subsequent Purchase Payment.

UPFRONT PAYMENT ENHANCEMENT

An Upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when we receive each Purchase Payment.

DEFERRED PAYMENT ENHANCEMENT

A Deferred Payment Enhancement is an amount we may add to your contract on a future date (the "Deferred Payment Enhancement Date"). We calculate the Deferred Payment Enhancement amount, if any, as a percentage of each Purchase Payment (the "Deferred Payment Enhancement Rate"). We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management portfolio.

If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

APPENDIX B shows how we calculate any applicable Deferred Payment Enhancement amount.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date are as follows:

      ENHANCEMENT            UPFRONT PAYMENT         DEFERRED PAYMENT         DEFERRED PAYMENT
         LEVEL              ENHANCEMENT RATE         ENHANCEMENT RATE         ENHANCEMENT DATE

--------------------------------------------------------------------------------------------------
Under $500,000           4%                       0%                       N/A
--------------------------------------------------------------------------------------------------
$500,000 -- more         5%                       0%                       N/A
--------------------------------------------------------------------------------------------------

90 DAY WINDOW

Contracts issued with the Seasons Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or any applicable Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution. If applicable, any Deferred Look Back Adjustment will be allocated to the Cash Management portfolio.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

    - You surrender your contract;

    - A death benefit it paid on your contract;

    - You switch to the Income Phase of your contract; or

    - You fully withdraw the corresponding Purchase Payment.

APPENDIX B provides an example of the 90 Day Window Provision.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or STRATEGY(IES) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit for each STRATEGY, SELECT PORTFOLIO or FOCUSED PORTFOLIO after the NYSE closes each day. We do this by:

    1. determining the total value of money invested in a particular STRATEGY, SELECT PORTFOLIO or FOCUSED PORTFOLIO;

    2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

    3.  dividing this amount by the number of outstanding Accumulation Units.

    EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Focus Growth Portfolio.

    EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Focus Growth Portfolio.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

We will refund to you the value of your contract on the day we receive your request. We will refund to you the value of your contract on the day we receive your request MINUS any applicable Free Look Payment Enhancement Deduction, if you had elected the Seasons Reward program. The Free Look Payment Enhancement Deduction is equal of the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or
(2) the value of your contract MINUS the Free Look Payment Enhancement Deduction, if applicable. At the end of the free look period, we allocate your money according to your instructions.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which we call SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES alone or in concert with the fixed investment options. The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES operate similar to a mutual fund but are only available through the purchase of certain variable annuities. A mixture of your investment in the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES and fixed account options may lower the risk associated with investing only in a variable investment option.

VARIABLE INVESTMENT OPTIONS

Each of the variable investment options of the contract invests in underlying portfolios of Seasons Series Trust. SAAMCo, an affiliate of Anchor National, manages Seasons Series Trust. SAAMCo has engaged sub-advisers to provide investment advice for certain of the underlying investment portfolios.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE AND RISK FACTORS.

THE PORTFOLIOS

The contract offers nine SELECT PORTFOLIOS, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each SELECT PORTFOLIO invests in an underlying investment portfolio of the Seasons Series Trust. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers, one component of the underlying portfolios is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. The unmanaged component of each underlying portfolio is intended to balance some of the risks associated with an actively traded portfolio.

The contract also currently offers one FOCUSED PORTFOLIO. Each multi-managed FOCUSED PORTFOLIO offers you at least two different professional managers, one of which may be SAAMCo, and each of which advises a separate portion of the FOCUSED PORTFOLIO. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the SELECT PORTFOLIOS, and may be subject to greater market risks.

Each underlying PORTFOLIO and the respective managers are:

SELECT PORTFOLIOS                                                        FOCUSED PORTFOLIO
LARGE CAP GROWTH       MID CAP GROWTH      INTERNATIONAL EQUITY          FOCUS GROWTH
Bankers Trust          Bankers Trust       Bankers Trust                 Fred Alger
Goldman Sachs          T. Rowe Price       Goldman Sachs Int'l           Jennison
Janus                  Wellington          Lord Abbett                   Marsico Capital

LARGE CAP COMPOSITE    MID CAP VALUE       DIVERSIFIED FIXED INCOME
Bankers Trust          Bankers Trust       Bankers Trust
SAAMCo                 Goldman Sachs       SAAMCo
T. Rowe Price          Lord Abbett         Wellington

LARGE CAP VALUE        SMALL CAP           CASH MANAGEMENT
Bankers Trust          Bankers Trust       SAAMCo
T. Rowe Price          Lord Abbett
Wellington             SAAMCo

PORTFOLIO OPERATION

Each PORTFOLIO is designed to meet a distinct investment objective facilitated by the management philosophy of three different money managers. Generally, an equal portion of the Purchase Payments received for allocation to each PORTFOLIO will be allocated among the three managers for that PORTFOLIO. Each quarter SAAMCo will evaluate the asset allocation between the three managers of each PORTFOLIO. If SAAMCo determines that the assets have become significantly unequal in allocation among the managers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing PORTFOLIO assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the PORTFOLIO.

THE STRATEGIES

The contract offers four multi-manager variable investment STRATEGIES, each with a different investment objective. We designed the STRATEGIES utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each STRATEGY is designed to achieve different levels of growth over time.

Each STRATEGY invests in three underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the STRATEGY.

The underlying investment portfolios of Seasons Series Trust in which the STRATEGIES invest include the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios").

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam. The Stock Portfolio is managed by T. Rowe Price. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus, a balanced component managed by SAAMCo and a fixed income component managed by Wellington, LLP. The Growth STRATEGY and the Moderate Growth STRATEGY also have an aggressive growth component which SAAMCo manages. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.

Each STRATEGY uses an investment approach based on asset allocation. This approach is achieved by each STRATEGY investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each STRATEGY initially has a neutral asset allocation mix of stocks, bonds and cash.

STRATEGY REBALANCING

Each STRATEGY is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each STRATEGY with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each STRATEGY. The pie charts on the following pages demonstrate:

    - the neutral asset allocation mix for each STRATEGY; and

    - the percentage allocation in which each STRATEGY invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any STRATEGY more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such STRATEGY. Rebalancing a STRATEGY may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns.

                                     GROWTH

    GOAL: Long-term growth of capital, allocating its assets primarily to stocks. This STRATEGY may be best suited for those with longer periods to invest.

Stocks.......................................           80%
Bonds........................................           15%
Cash.........................................            5%

                             UNDERLYING INVESTMENT
                             PORTFOLIOS & MANAGERS

MULTI-MANAGED GROWTH PORTFOLIO                        50%
Managed by:
     Janus Capital Corporation
     SunAmerica Asset Management Corp.
     Wellington Management Company, LLP

STOCK PORTFOLIO                                       25%
Managed by T. Rowe Price Associates, Inc.

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO        25%
Managed by Putnam Investment Management, Inc.

                                MODERATE GROWTH

    GOAL: Growth of capital through investments in equities, with a secondary objective of conservation of principal by allocating more of its assets to bonds than the Growth STRATEGY. This STRATEGY may be best suited for those nearing retirement years but still earning income.

Stocks.......................................           70%
Bonds........................................           25%
Cash.........................................            5%

                             UNDERLYING INVESTMENT
                             PORTFOLIOS & MANAGERS

MULTI-MANAGED MODERATE GROWTH PORTFOLIO             55%

Managed by:
     Janus Capital Corporation
     SunAmerica Asset Management Corp.
     Wellington Management Company, LLP

STOCK PORTFOLIO                                     20%
Managed by T. Rowe Price Associates, Inc.

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO      25%
Managed by Putnam Investment Management, Inc.

                                BALANCED GROWTH

    GOAL: Focuses on conservation of principal by investing in a more balanced weighting of stocks and bonds, with a secondary objective of seeking a high total return. This STRATEGY may be best suited for those approaching retirement and with less tolerance for investment risk.

Stocks.......................................           55%
Bonds........................................           40%
Cash.........................................            5%

                             UNDERLYING INVESTMENT
                             PORTFOLIOS & MANAGERS

MULTI-MANAGED INCOME/EQUITY PORTFOLIO                 55%

Managed by:
     Janus Capital Corporation
     SunAmerica Asset Management Corp.
     Wellington Management Company, LLP

STOCK PORTFOLIO                                       20%
Managed by T. Rowe Price Associates, Inc.

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO        25%
Managed by Putnam Investment Management, Inc.

                              CONSERVATIVE GROWTH

    GOAL: Capital preservation while maintaining some potential for growth over the long term. This STRATEGY may be best suited for those with lower investment risk tolerance.

Stocks.......................................           42%
Bonds........................................           53%
Cash.........................................            5%

                             UNDERLYING INVESTMENT
                             PORTFOLIOS & MANAGERS

MULTI-MANAGED INCOME PORTFOLIO                      60%

Managed by:
     Janus Capital Corporation
     SunAmerica Asset Management Corp.
     Wellington Management Company, LLP

STOCK PORTFOLIO                                     15%
Managed by T. Rowe Price Associates, Inc.

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO      25%
Managed by Putnam Investment Management, Inc.

FIXED INVESTMENT OPTIONS

The contract also offers seven fixed investment options if you do not enroll in the Seasons Rewards Program and five fixed investment options if you do enroll in the program. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed investment options. We currently offer fixed investment options for periods of one, three, five, seven and ten years, which we call guarantee periods. In Maryland, Oregon and Washington only the one year fixed account option is available. Additionally, if you do not elect to enroll in the Seasons Rewards Program, you have the option of allocating your money to the 6-month and/or 1-year DCA fixed account. We guarantee the interest rate for money allocated to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available only in conjunction with the Dollar Cost Averaging Program. The 6-month and 1-year DCA fixed account options are not available if you participate in the Seasons Rewards Program. Please see the section on the Dollar Cost Averaging Program on page 20 for additional information about, including limitations on, the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.

All of these fixed account options pay interest at rates set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from that offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Rates for specified payments are declared at the beginning of the guarantee period and do not change during the specified period.

There are three scenarios in which you may put money into the fixed account options. In each scenario your money may be credited a different rate of interest as follows:

    - INITIAL RATE: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

    - CURRENT RATE: Rate credited to subsequent Purchase Payments allocated to the fixed account.

    - RENEWAL RATE: Rate credited to money remaining in a fixed account after expiration of a guarantee period and money transferred from a fixed account or one of the STRATEGIES, SELECT PORTFOLIOS or FOCUSED PORTFOLIOS into a fixed account.

Each of these rates may differ from one another. Although once declared the applicable rate is guaranteed until your guarantee period expires.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIOS and/or STRATEGY(IES). The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an effective rate of 3%. SEE DOLLAR COST AVERAGING ON PAGE 20 for more information.

When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate money to another fixed investment option (other than the DCA fixed accounts) or to any of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or STRATEGY(IES). If you want to reallocate your money, you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate your money. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.

MARKET VALUE ADJUSTMENT

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 OR 10 YEAR FIXED INVESTMENT OPTIONS ONLY. THESE OPTIONS ARE NOT AVAILABLE IN MARYLAND, OREGON AND WASHINGTON AND MAY NOT BE AVAILABLE IN OTHER STATES. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION. THIS DISCUSSION DOES NOT APPLY TO WITHDRAWALS TO PAY A DEATH BENEFIT OR CONTRACT FEES AND CHARGES.

If you take money out of the 3, 5, 7 or 10 year fixed investment options before the end of the guarantee period, we make an adjustment to your contract (the "market value adjustment" or "MVA"). This market value adjustment reflects any difference in the interest rate environment between the time you place your money in the fixed investment option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring a market value adjustment.

We will not assess a market value adjustment against withdrawals made (1) to pay a death benefit; (2) to pay contract fees and charges; or (3) to begin the Income Phase of your contract on the latest annuity date.

We calculate the market value adjustment by doing a comparison between current rates and the rate being credited to you in the fixed investment option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal or transfer. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed investment options and the time you take it out, we credit a positive adjustment to your contract. On the other hand, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the market value adjustment is negative, we first deduct the adjustment from any money remaining in the fixed investment option. If there is not enough money in the fixed investment option to meet the negative deduction, we deduct the remainder from your withdrawal or transfer amount. Where the market value adjustments is positive, we add the adjustment to your withdrawal amount or transfer amount. For withdrawals under the systematic withdrawal program that result in a negative market value adjustment, the MVA amount will be deducted from your withdrawal.

The 1-year fixed investment option and the DCA fixed accounts do not impose a market value adjustment. These fixed investment options are not registered under the Securities Act of 1933 and are not subject to the provisions of the Investment Company Act of 1940.

Please see APPENDIX C for more information on how we calculate the market value adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer money among the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S), STRATEGY(IES) and the fixed investment options by written request or by telephone. Additionally, you may access your account and request transfers through our website, www.sunamerica.com. Funds already in your contract cannot be transferred into the DCA fixed accounts. You may make transfers among the investment options without incurring a transfer charge. Transfers out of a 3, 5, 7 or 10 year fixed investment option may be subject to a market value adjustment.

The minimum amount you can transfer is $100, or a lesser amount if you transfer the entire balance from a SELECT PORTFOLIO, FOCUSED PORTFOLIO, STRATEGY or a fixed investment option. Any money remaining in a SELECT PORTFOLIO, FOCUSED PORTFOLIO, STRATEGY or fixed investment option after making a transfer must equal at least $100. Your request for transfer must clearly state which investment option(s) are involved and the amount you want to transfer. Please see the section on Dollar Cost Averaging on page 20 for specific rules regarding the DCA fixed accounts.

We will accept transfers by telephone unless you specify otherwise on your contract application. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

We will accept transfers over the internet unless you specify otherwise on your contract application. When receiving internet account transfers, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow our procedures we may be liable for any losses due to unauthorized or fraudulent transactions.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 31.

We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying portfolios.

Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

    - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

    - such third party is a trustee/fiduciary appointed, by you or for you, to act on your behalf for all your financial affairs.

We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge you extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

We reserve the right to modify, suspend or terminate the transfer privileges at any time.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the variable investment options. Under the program you systematically transfer a set dollar amount or percentage from any SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or STRATEGY or the 1-year fixed account option (source accounts) to any other SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying us in writing.

We also offer the 6-month and a 1-year DCA fixed accounts exclusively to facilitate this program. If you elect to participate in the Seasons Rewards Program, the 6-month and 1-year DCA fixed accounts are not available under your contract. The DCA fixed accounts only accept new Purchase Payments. You can not transfer money already in your contract into these options. If you allocate a Purchase Payment into a DCA fixed account, we transfer all your money allocated to that account into the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or

STRATEGY(IES) you select over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected. The minimum transfer amount if you use the 6-month or 1-year DCA fixed accounts to provide dollar cost averaging is $100.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on:

    - the total amount of money allocated to the account, and

    - the frequency of transfers selected.

For example, let's say you allocate $1,000 to the 1-year DCA account. You select monthly transfers. We completely transfer all of your money to the selected investment options over a period of ten months. You may terminate your DCA program at any time. If money remains in the DCA fixed account, we transfer the remaining money to the 1-year fixed investment option, unless we receive different instructions from you.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA Program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

    EXAMPLE:

    Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Mid-Cap Value SELECT PORTFOLIO over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

QUARTER  ACCUMULATION UNIT   UNITS PURCHASED
-------  -----------------   ---------------
   1          $ 7.50               100
   2          $ 5.00               150
   3          $10.00                75
   4          $ 7.50               100
   5          $ 5.00               150
   6          $ 7.50               100

    You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the STRATEGIES, SELECT PORTFOLIOS and/or FOCUSED PORTFOLIO to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. We reserve the right to modify, suspend or terminate this program at any time.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or STRATEGIES without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options (other than the DCA fixed accounts) and the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or STRATEGY(IES) you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program.

    EXAMPLE:

    Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or STRATEGIES, as determined by you, to provide opportunity for greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

VOTING RIGHTS

Anchor National is the legal owner of the Seasons Series Trust shares. However, when an underlying portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If any of the underlying portfolios become unavailable for investment, we may be required to substitute shares of another investment portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract in two ways:

    - by making a partial or total withdrawal, and/or;

    - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 31.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal and a market value adjustment if a withdrawal comes from the 3, 5, 7 or 10 year fixed investment options prior to the end of a guarantee period. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES ON PAGE 28. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the value left in any SELECT PORTFOLIO, FOCUSED PORTFOLIO, STRATEGY or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each SELECT PORTFOLIO, FOCUSED PORTFOLIO, STRATEGY and the fixed investment option in which your contract is invested. Withdrawals from fixed investment options prior to the end of the guarantee period may result in a market value adjustment.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender.

If you participate in the Seasons Rewards Program, you will not receive any applicable Deferred Payment Enhancement, if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE SEASONS REWARDS PROGRAM ON PAGE 11.

To determine your free withdrawal amount and the amount, if any, on which we assess a withdrawal charge, we refer to two special terms. These are penalty-free earnings and the Total Invested Amount.

The penalty-free earnings portion of your contract is your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

    1. Any prior withdrawals on which you previously paid a withdrawal charge, plus the amount of the withdrawal charge.

    2. Any prior free withdrawals in any year that were in excess of your penalty-free earnings and were free because the Purchase Payment withdrawn is no longer subject to surrender charges at the time of the withdrawal.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.

During your first contract year your free withdrawal amount is the greater of:

    1.  Your penalty-free earnings, or;

    2. If you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount less any prior withdrawals taken during the contract year.

After the first contract year, you can take out the greater of the following amounts each year:

    1. Your penalty free earnings and any portion of your Total Invested Amount no longer subject to surrender charges, or;

    2. 10% of the portion of your Total Invested Amount that has been in your contract for at least one year less any withdrawals taken during the contract year.

Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 7 years, or 9 years if you elect to participate in the Seasons Rewards Program, will result in your paying a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial advisor.

The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the surrender charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to surrender charge.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of the Seasons Rewards Program, Income Protector Program or Seasons Estate Advantage and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000)

B = The amount of your Total Invested Amount still subject to surrender charge ($100,000)

C = The withdrawal charge percentage applicable to the age of each Purchase Payment at the time of full surrender (4%) [B X C = $4,000]

D = Your full surrender value ($76,000)

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of that amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES ON PAGE 36 for a more detailed explanation.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you switch to the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. SEE INCOME OPTIONS ON PAGE 31.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit will be paid out when we receive adequate proof of death:
(1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or
(4) any other proof satisfactory to us. We may also require additional documentation or proof in order for the death benefit to be paid.

Generally, the death benefit payment must begin immediately upon receipt of all necessary documents and, in any event, must be paid within 5 years of the date of death. The Beneficiary may, in the alternative, elect to have the death benefit payable in the form of an annuity. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of the owner's death. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract, rather than receive a death benefit. SEE SPOUSAL CONTINUATION ON PAGE 27. If the Beneficiary does not make a specific election as to how they want the death benefit distributed within sixty days of our receipt of adequate proof of death, it will be paid in a lump sum.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides three death benefit options: the standard death benefit which is automatically included in your contract for no additional fee, and Seasons Estate Advantage which offers a choice between two optional enhanced death benefits, along with an Earnings Advantage, for an additional fee. If you choose Seasons Estate Advantage, you must do so at the time of contract application and the election cannot be terminated.

The term, "Net Purchase Payment" is used frequently in explaining the death benefit options below. We define Net Purchase Payment as total Purchase Payments reduced by any partial withdrawals (and any fees or charges applicable to such withdrawals) in the same proportion that the contract value was reduced on the date of such withdrawal.

STANDARD DEATH BENEFIT

The standard death benefit on your contract, if you (or in the case of joint ownership, the younger owner) are age 74 or younger at the time of death, is the greater of:

    1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any subsequent Net Purchase Payments recorded after the date of death; or

    2. the value of your contract at the time we receive satisfactory proof of death.

If you (or in the case of joint ownership, the younger owner) are age 75 or older at the time of death, the death benefit is the greater of (1) Net Purchase Payments compounded at a 3% annual growth rate from date of issue until your 75th birthday plus any Net Purchase Payments recorded after age 75 until date of death, or (2) the value of your contract at the time we receive satisfactory proof of death.

SEASONS ESTATE ADVANTAGE

The Seasons Estate Advantage is an optional feature that offers a choice between two enhanced death benefits, each of which includes an Earnings Advantage component. You must elect Seasons Estate Advantage at the time we issue your contract and once elected it cannot be terminated.

If you elect Seasons Estate Advantage, we will pay your Beneficiary the sum of A plus B, where:

    A. is the amount payable under the selected enhanced death benefit (see option 1 or 2 below); and

    B.  is the amount payable, if any, under the Earnings Advantage feature.

A. Seasons Estate Advantage Options:

1.  5% Accumulation Option -- the death benefit is the greater of:

    a. the value of your contract at the time we receive satisfactory proof of death; or

    b. Net Purchase Payments compounded to the earlier of age 80 or the date of death, at a 5% annual growth rate, plus any subsequent Net Purchase Payments received after the date of death up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

2.  Maximum Anniversary Value Option -- the death benefit is the greater of:

    a.  Net Purchase Payments; or

    b. the value of your contract at the time we receive satisfactory proof of death; or

    c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the value of your contract on a contract anniversary plus any subsequent Net Purchase Payments made since that anniversary.

B.  Earnings Advantage Feature:

The Earnings Advantage feature may increase the death benefit amount. The Earnings Advantage is only available if you elect one of the Seasons Estate Advantage death benefits described above at the time of contract application. The Earnings Advantage amount, if applicable, is added to the death benefit payable under the 5% Accumulation Option or the Maximum Anniversary Value option.

The following chart identifies the factors we use in determining the percentage of earnings, if any, that will be contributed to your death benefit under the Earnings Advantage feature.

WHAT IS THE CONTRACT YEAR OF DEATH?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

WHAT IS THE EARNINGS ADVANTAGE PERCENTAGE AMOUNT?

We determine the amount of the Earnings Advantage, based on the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If you have earnings in your contract at the time we receive satisfactory proof of death, we will add a stated percentage of those earnings to your death benefit based on the number of years you have held your contract. If the earnings amount is negative, then no Earnings Advantage will be added.

WHAT IS THE MAXIMUM EARNINGS ADVANTAGE?

There is a maximum Earnings Advantage amount. The maximum Earnings Advantage amount is equal to a percentage of your Net Purchase Payments. The applicable percentage is determined by a schedule based on the number of years you have held your contract prior to the date of death, which is set forth below.

                                         EARNINGS ADVANTAGE                     MAXIMUM
     CONTRACT YEAR OF DEATH                  PERCENTAGE                    EARNINGS ADVANTAGE

----------------------------------------------------------------------------------------------------
Years 0-4                         25% of earnings                   25% of Net Purchase Payments
----------------------------------------------------------------------------------------------------
Years 5-9                         40% of earnings                   40% of Net Purchase Payments
----------------------------------------------------------------------------------------------------
Years 10+                         50% of earnings                   50% of Net Purchase Payments
----------------------------------------------------------------------------------------------------

You must elect Seasons Estate Advantage at the time of contract application. Once elected, you may not terminate or change the death benefit option you have selected.

We assess a fee for Seasons Estate Advantage. We deduct daily the annual charge of 0.25% of your average daily ending value of the assets you have allocated to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/ or STRATEGY(IES).

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS ESTATE ADVANTAGE FEATURE (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME).

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). No death benefit is paid at the time of the original owner's death, if the Continuing Spouse elects to continue the contract. However, we will contribute to the contract any amount by which the death benefit that would have been payable exceeds the contract value at the original owner's death ("Continuation Contribution"). This Continuation Contribution is only available one time, upon the death of the original owner. The Continuation Contribution is not considered a Purchase Payment.

After we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original owner, we calculate the Continuation Contribution using the contract value and any applicable death benefit as of the original owner's date of death. This amount, if any, will be added to the contract value as of the date we receive these two documents in a form satisfactory to us. (If Seasons Estate Advantage was elected by the original owner, any Earnings Advantage due, will be added to the death benefit as well.) The age of the Continuing Spouse at the time of continuation ("Continuation Date") will be used in determining any future death benefits on this Contract.

For purposes of determining any Earnings Advantage payable upon the death of the Continuing Spouse, the following items in the Earnings Advantage table on the previous page are modified as follows:

    CONTRACT YEAR OF DEATH is the number of full 12 month periods starting on the contract Continuation Date and ending on the date of death of the Continuing Spouse.

    EARNINGS ADVANTAGE PERCENTAGE is a percentage applied to the earnings in your contract since the contract Continuation Date up to the date of death of the Continuing Spouse. For the purpose of this calculation, earnings is defined as the contract value on the Continuing Spouse's date of death reduced by the sum of the contract value on the contract Continuation Date (including any Continuation Contribution) plus Net Purchase Payments received after the Continuation Date.

    MAXIMUM EARNINGS PERCENTAGE is the maximum Earnings Advantage amount you may receive. That amount is calculated as a percentage of the sum of (1) and (2) reduced by (3), where

(1) is the contract value on the Continuation Date (including any Continuation Contribution); and

(2) is Purchase Payments made on or subsequent to the Continuation Date until the Continuing Spouse's date of death; and

(3) is any withdrawals, in the same proportion that the contract value was reduced on the date of such withdrawal.

The Continuing Spouse may elect to continue the contract only upon the death of the original owner. The Continuing Spouse cannot change any contract provisions as the new owner. Upon the Continuing Spouse's death, the entire interest of the contract must be distributed immediately under the provisions of the death benefit previously selected by the original owner.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of this charge is 1.40% annually of the value of your contract invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES). We deduct the charge daily, on a pro-rata basis, from the value of your contract allocated to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES). The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National. If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 22. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

       WITHDRAWAL CHARGE WITHOUT THE SEASONS REWARDS PROGRAM (SCHEDULE A)

        YEAR               1          2          3          4          5          6          7          8
---------------------   --------   --------   --------   --------   --------   --------   --------   --------
  Withdrawal Charge        7%         6%         6%         5%         4%         3%         2%         0%

        WITHDRAWAL CHARGE WITH THE SEASONS REWARDS PROGRAM (SCHEDULE B)

        YEAR               1          2          3          4          5          6          7          8          9          10
---------------------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Withdrawal Charge        9%         8%         7%         6%         6%         5%         4%         3%         2%         0%

After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you elect to participate in the Seasons Rewards Program, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

The Seasons Rewards Program is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor investment management fees are higher on the Seasons Rewards Program than the contract without election of the Seasons Rewards Program.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 36.

INVESTMENT CHARGES

INVESTMENT MANAGEMENT FEES

Charges are deducted from the assets of the investment portfolios underlying the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or STRATEGY(IES) for the advisory and other expenses of the portfolios. SEE FEE TABLES ON PAGE 5.

SERVICE FEES

Portfolio shares are all subject to fees imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. This service fee of 0.15%, which is also known as a 12b-1 fee, will not increase for the life of the contract.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST, ATTACHED.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice. We will deduct the $35 ($30 in North Dakota) contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. In the states of Pennsylvania, Texas and Washington a contract maintenance fee will be deducted pro-rata from the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) in which you are invested, only. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

TRANSFER FEE

You may make transfers between investment options, without incurring a transfer charge. However, we reserve the right to charge a fee for such transfers in the future.

SEASONS ESTATE ADVANTAGE FEE

Please see page 26 of this prospectus for additional information regarding the Seasons Estate Advantage fee.

OPTIONAL INCOME PROTECTOR FEE

Please see page 33 of this prospectus for additional information regarding the Income Protector fee.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you fully surrender or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX D provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

If you participate in the Seasons Rewards Program and switch to the Income Phase prior to a Deferred Payment Enhancement Date, if applicable, we will not allocate any corresponding Deferred Payment Enhancement to your contract. SEE SEASONS REWARDS PROGRAM ON PAGE 11.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 36.

INCOME OPTIONS

Currently, this Contract offers five Income Options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, Anchor National guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or STRATEGY(IES) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

If at the date when income payments begin you are invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable.

INCOME PAYMENTS

Your income payments will vary if you are invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) after the Annuity date depending on four factors:

    - for life options, your age when payments begin,

    - the value of your contract in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) on the Annuity Date,

    - the 3.5% assumed investment rate for variable income payments used in the annuity table for the contract, and;

    - the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) after the Annuity Date, the allocation of funds between the fixed accounts and SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or STRATEGY(IES) also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one (1) transfer per month is permitted between the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and STRATEGY(IES). No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options.

INCOME PROTECTOR

You may elect to enroll in the Income Protector Program. The Income Protector Program can provide a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to begin receiving income payments. With the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

We base the amount of minimum retirement income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if the feature is elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or STRATEGY(IES) in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

    (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

    (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

    (c) is equal to all withdrawals and applicable fees, charges and any negative MVA (but excluding administration fees, mortality and expense charges and the fee for enrollment into the program) since the prior contract anniversary, including premium taxes, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ENROLLING IN THE PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the Program by completing the Income Protector Election Form. You can not terminate your enrollment once elected.

ELECTING TO RECEIVE INCOME

In order to exercise your rights under the Income Protector feature, you may not begin the Income Phase for at least nine years following the date your enrollment in the program became effective. Further, you may begin taking income payments using the Income Protector feature only within 30 days after the ninth or later contract anniversary following the effective date of your enrollment in the Income Protector program.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

    (a) is your Income Benefit Base as of your Income Benefit Date, and;

    (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (including any negative MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

    - Life Annuity with 10 years guaranteed, or

    - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

Generally, for Qualified contracts:

    - for the Life Annuity with 10 years guaranteed, you must annuitize before age 79, and;

    - for the Joint and 100% Survivor Annuity with 20 years guaranteed, both annuitants must be 70 or younger or one of the annuitants must be 65 or younger upon annuitization. Other age combinations may be available.

You may wish to consult your tax advisor for information concerning your particular circumstances.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect to participate in the Income Protector program we deduct a fee equal to 0.10% of your Income Benefit Base from your contract value on each contract anniversary beginning with the contract anniversary following the anniversary on which your enrollment in the program becomes effective. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, if you fully surrender your contract prior to your contract anniversary, we will deduct the fee at the time of surrender based on your Income Benefit Base as of the surrender date. Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs.

HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM:

This table assumes a $100,000 initial investment in a Non-qualified contract with no further premiums, no withdrawals, and no premium taxes, no election of Seasons Rewards or Seasons Estate Advantage and the election of the Income Protector program at contract issue.

                            ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:
 IF AT ISSUE YOU ARE...         1-8             9             10             15             20

----------------------------------------------------------------------------------------------------
  Male (M), Age 60*            N/A          6,480          6,672          7,716          8,832
----------------------------------------------------------------------------------------------------
  Female (F), Age 60*          N/A          5,700          5,880          6,900          8,112
----------------------------------------------------------------------------------------------------
  M and F, Age 60**            N/A          4,920          5,028          5,544          5,928
----------------------------------------------------------------------------------------------------

*   Life Annuity with 10 Year Period Certain

**  Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector program may not be available in all states. Check with your financial advisor for availability in your state.

We reserve the right to modify, suspend or terminate the program at any time.

TAXES
--------------------------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("federal tax code") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of Qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the federal tax code treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The federal tax code provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age
59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The federal tax code further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the federal tax code for amounts paid during the taxable year for medical care;
(6) to fund higher
education expenses (as defined in federal tax code); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

The federal tax code limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner:
(1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the federal tax code); or (5) in the case of hardship. In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

If you have a Qualified contract, distributions must begin by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should contact your tax advisor for more information.

We currently waive surrender charges and MVA on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the greater of the contract's maximum penalty free amount or the required minimum distribution amount for a particular contract (but not both).

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semi-annual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue the service at any time.

DIVERSIFICATION

The federal tax code imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Portfolios' management monitors the variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Portfolios or the number and type of Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PERFORMANCE
--------------------------------------------------------------------------------

From time to time we will advertise the performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES. Any such performance results are based on historical earnings and are not intended to indicate future performance.

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES. These performance numbers do not indicate future results.

We may show performance of each SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or STRATEGY in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

Please see the Statement of Additional Information, available upon request, for more information regarding the methods used to calculate performance data.

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the variable Portfolios.

OTHER INFORMATION
--------------------------------------------------------------------------------

ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management, SunAmerica Trust Company, and the SunAmerica Financial Network, Inc. (comprising six wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Anchor National.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7.5% of your Purchase Payments. Contracts sold with the Seasons Rewards Program may result in our paying a lower commission. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, and is a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The consolidated financial statements of Anchor National Life Insurance Company as of December 31, 1999, December 31, 1998, and September 30, 1998 and for the year ended December 31, 1999, for the three months ended December 31, 1998, and for each of the two fiscal years in the period ended September 30, 1998, are incorporated by reference in this prospectus and have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. As of the date of this Prospectus, sale of these contracts had not yet begun. Therefore, financial statements for Variable Annuity Account Five (portion related to the Seasons Select(II) Variable Annuity) are not contained herein.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3

General Account.............................................    4

Performance Data............................................    4

Income Payments.............................................    9

Annuity Unit Values.........................................   10

Taxes.......................................................   13

Distribution of Contracts...................................   18

Financial Statements........................................   18

APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                                 FISCAL         3/31/00
                                                                                  YEAR            TO
STRATEGIES                                            INCEPTION TO 3/31/99       3/31/00        4/30/00
-------------------------------------------------    ----------------------    -----------    -----------
---------------------------------------------------------------------------------------------------------

Growth (Inception Date: 3/4/99)
  Beginning AUV..................................                 15.05            15.89          21.30
  End AUV........................................                 15.89            21.30          20.24
  Ending Number of AUs...........................                31,169        1,653,495      1,871,300
---------------------------------------------------------------------------------------------------------

Moderate Growth (Inception Date: 3/3/99)
  Beginning AUV..................................                 14.25            15.09          19.48
  End AUV........................................                 15.09            19.48          18.62
  Ending Number of AUs...........................                93,136        1,559,019      1,760,865
---------------------------------------------------------------------------------------------------------

Balanced Growth (Inception Date: 3/5/99)
  Beginning AUV..................................                 13.80            14.05          16.68
  End AUV........................................                 14.05            16.68          16.11
  Ending Number of AUs...........................                85,553          991,695      1,061,795
---------------------------------------------------------------------------------------------------------

Conservative Growth (Inception Date: 3/5/99)
  Beginning AUV..................................                 13.03            13.21          14.89
  End AUV........................................                 13.21            14.89          14.50
  Ending Number of AUs...........................                33,892          623,175        629,067
---------------------------------------------------------------------------------------------------------

                                                                                 FISCAL         3/31/00
                                                                                  YEAR            TO
SELECT PORTFOLIOS
----------------------------------------------------- INCEPTION TO 3/31/99 ----  3/31/00  ----  4/30/00
---------------------------------------------------------------------------------------------------------

Large Cap Growth (Inception Date: 3/1/99)
  Beginning AUV..................................                 10.00            10.68          14.94
  End AUV........................................                 10.68            14.94          13.99
  Ending Number of AUs...........................                85,647        1,058,317      1,158,071
---------------------------------------------------------------------------------------------------------

Large Cap Composite (Inception Date: 3/1/99)
  Beginning AUV..................................                 10.00            10.41          12.88
  End AUV........................................                 10.41            12.88          12.30
  Ending Number of AUs...........................                33,347          316,855        361,941
---------------------------------------------------------------------------------------------------------

Large Cap Value (Inception Date: 3/1/99)
  Beginning AUV..................................                 10.00            10.32          10.75
  End AUV........................................                 10.32            10.75          10.79
  Ending Number of AUs...........................                34,004          531,732        571,490
---------------------------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: 3/1/99)
  Beginning AUV..................................                 10.00            10.62          18.41
  End AUV........................................                 10.62            18.41          16.85
  Ending Number of AUs...........................                27,096          529,844        612,249
---------------------------------------------------------------------------------------------------------

                                                                                 FISCAL         3/31/00
                                                                                  YEAR            TO
SELECT PORTFOLIOS
----------------------------------------------------- INCEPTION TO 3/31/99 ----  3/31/00  ----  4/30/00
---------------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
  Beginning AUV..................................                 10.00            10.10          10.93
  End AUV........................................                 10.10            10.93          11.14
  Ending Number of AUs...........................                11,278          297,306        318,151
---------------------------------------------------------------------------------------------------------

Small Cap (Inception Date: 3/1/99)
  Beginning AUV..................................                 10.00            10.35          15.00
  End AUV........................................                 10.35            15.00          13.56
  Ending Number of AUs...........................                22,807          432,850        481,239
---------------------------------------------------------------------------------------------------------

International Equity (Inception Date: 3/1/99)
  Beginning AUV..................................                 10.00            10.51          13.61
  End AUV........................................                 10.51            13.61          12.46
  Ending Number of AUs...........................                23,961          314,634        384,946
---------------------------------------------------------------------------------------------------------

Diversified Fixed Income (Inception Date: 3/10/99)
  Beginning AUV..................................                 10.00            10.02          10.00
  End AUV........................................                 10.02            10.00           9.96
  Ending Number of AUs...........................                31,762          474,014        513,721
---------------------------------------------------------------------------------------------------------

Cash Management (Inception Date: 3/26/99)
  Beginning AUV..................................                 10.00            10.00          10.32
  End AUV........................................                 10.00            10.32          10.35
  Ending Number of AUs...........................                   970          380,169        235,608
---------------------------------------------------------------------------------------------------------

FOCUSED PORTFOLIOS
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Focus Growth*
  Beginning AUV..................................                     0                0              0
  End AUV........................................                     0                0              0
  Ending Number of AUs...........................                     0                0              0

* This portfolio was not available for sale until July 5, 2000.
---------------------------------------------------------------------------------------------------------

        AUV-Accumulation Unit Value

        AU-Accumulation Units

APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------

The following examples assume an initial $125,000 Purchase Payment is made and that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart:

                     UPFRONT PAYMENT    DEFERRED PAYMENT             DEFERRED PAYMENT
ENHANCEMENT LEVEL    ENHANCEMENT RATE   ENHANCEMENT RATE             ENHANCEMENT DATE
-------------------  ----------------   ----------------   ------------------------------------
-----------------------------------------------------------------------------------------------

Under $100,000               2%                 0%         N/A
$100,000 - $499,999          2%                 1%         Nine years from the date we receive
                                                            each Purchase Payment.
$500,000 - more              2%                 2%         Nine years from the date we receive
                                                            each Purchase Payment.
-----------------------------------------------------------------------------------------------

I. DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Seasons Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive, as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date. The Deferred Payment Enhancement Rate may increase, decrease or be eliminated at any time.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

    (1) Your contract value on your 5th contract anniversary is $190,000.

    (2) You request a withdrawal of $75,000 on your 5th contract anniversary.

    (3) No subsequent Purchase Payments have been made.

    (4) No prior withdrawals have been taken.

    (5) Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6% or $114,500 of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II. 90 DAY WINDOW

Contracts issued with the Seasons Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

    (1) No withdrawal in the first 90 days.

    (2) Initial Purchase Payment of $50,000 on November 1, 2000.

    (3) Subsequent Purchase Payment of $50,000 on January 15, 2001.

    (4) Subsequent Purchase Payment of $25,000 on January 28, 2001.

                                                                                 DEFERRED
                                     PURCHASE     UPFRONT      DEFERRED          PAYMENT
                                     PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
DATE                                  AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
-----------------------------------  --------   -----------   -----------   ------------------
----------------------------------------------------------------------------------------------

November 1, 2000                     $ 50,000        2%            0%                      N/A
January 15, 2001                     $ 50,000        2%            1%         January 15, 2010
January 28, 2001                     $ 25,000        2%            1%         January 28, 2010
----------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $125,000. According to the Enhancement Levels in effect at the time this contract was issued, a $125,000 Purchase Payment would have received a 2% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two payment enhancements would be adjusted at the end of the 90 days as follows:

                                                                                 DEFERRED
                                     PURCHASE     UPFRONT      DEFERRED          PAYMENT
                                     PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
DATE                                  AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
-----------------------------------  --------   -----------   -----------   ------------------
----------------------------------------------------------------------------------------------

November 1, 2000                     $ 50,000        2%            1%         November 1, 2009
January 15, 2001                     $ 50,000        2%            1%         January 15, 2010
January 28, 2001                     $ 25,000        2%            1%         January 28, 2010
----------------------------------------------------------------------------------------------

APPENDIX C - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                    [(1+I/(1+J+L)](to the power of N/12) - 1

                      THE MARKET VALUE ADJUSTMENT FORMULA

                          MAY DIFFER IN CERTAIN STATES

where:

                I is the interest rate you are earning on the money invested in the fixed investment option;

                J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option; and

                L is equal to 0.005, except in Florida where it is equal to .0025.

                N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

    (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 5%;

    (2) You make a partial withdrawal of $4,000 when 1 year (12 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=12); and

    (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for nine full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed investment option is 4%.

The market value adjustment factor is

= [(1+I/(1+J+0.005)](to the power of N/12) - 1
= [(1.05)/(1.04+0.005)](to the power of 12/12) - 1
= (1.004785)(to the power of 1) - 1
= 1.004785 - 1
= +0.004785

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (+0.004785) = +$19.14

$19.14 represents the market value adjustment that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed investment option is 6%.

The market value adjustment factor is

                = [(1+I)/(1+J+0.005)](to the power of N/12) - 1

                        = [(1.05)/(1.06+0.005)](to the power of 12/12) - 1
                        = (0.985915)(to the power of 1) - 1
                        = 0.985915 - 1
                        = -0.014085

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (-0.014085) = -$56.34

$56.34 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

APPENDIX D - PREMIUM TAXES
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED   NON-QUALIFIED
STATE                                                         CONTRACT      CONTRACT
-----                                                         ---------   -------------
California..................................................     0.50%         2.35%
Maine.......................................................        0%         2.00%
Nevada......................................................        0%         3.50%
South Dakota................................................        0%         1.25%
West Virginia...............................................     1.00%         1.00%
Wyoming.....................................................        0%         1.00%

Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

--------------------------------------------------------------------------------
          Name

--------------------------------------------------------------------------------
          Address

--------------------------------------------------------------------------------
          City/State/Zip

--------------------------------------------------------------------------------

Date: ___________________  Signed: _____________________________________________

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
   ------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE
               (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)

    ------------------------------------------------------------------------

                      SUPPLEMENT TO THE SEASONS PROSPECTUS
                              DATED AUGUST 1, 2000

    ------------------------------------------------------------------------

           The date of the Prospectus has been changed to October 16, 2000.

           All references in the Prospectus to the date of the Statement of Additional Information are hereby changed to October 16, 2000.

     Date:  October 18, 2000

               PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.

                                    [LOGO]
                                  SUNAMERICA
                          THE RETIREMENT SPECIALIST

                   ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             1 SUNAMERICA CENTER
                          LOS ANGELES, CA 90067-6022
                               1-800-445-SUN2
                             WWW.SUNAMERICA.COM

                            J-2004-PRO (R 7/00)

[LOGO] AIG  MEMBER of AMERICAN INTERNATIONAL GROUP, INC.

                                                 [LOGO]
                                          RETIRE ON YOUR TERMS -TM-
                                           VARIABLE ANNUITIES



[LOGO]  SUNAMERICA                                      Presorted
        THE RETIREMENT SPECIALIST                        Standard
        1 SunAmerica Center                          U.S. Postage Paid
        Los Angeles, CA 90067-6022                      Towne, Inc.
        ADDRESS SERVICE REQUESTED

                                  PROSPECTUS

                                    [LOGO]

                                   SEASONS

                        [LOGO] ANCHOR NATIONAL
                               A SUNAMERICA COMPANY

                                     [LOGO]

                                    PROFILE

                                 August 1, 2000

This Profile is a summary of some of the more important points you should know before purchasing the Seasons Variable Annuity. The annuity is more fully described in the prospectus. Please read the prospectus carefully.

1. THE SEASONS VARIABLE ANNUITY

The Seasons Variable Annuity Contract is a contract between you and Anchor National Life Insurance Company. We designed Seasons to help you save on a tax-deferred basis and diversify your investments among asset classes and managers to meet long-term financial goals, such as retirement funding. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings. Your money could grow faster than it would in a comparable taxable investment. Of course, certain qualified contracts automatically provide tax deferral regardless of whether they are funded with an annuity.

The Seasons Variable Annuity is designed as a long term retirement investment and helps you meet these goals by offering four variable investment STRATEGIES which are managed by five different professional investment managers. The value of any portion of your contract allocated to the STRATEGIES will fluctuate up or down based on the performance of the STRATEGIES you select. You may experience a loss. Five fixed account options, each for a different length of time and offering different interest rates guaranteed by Anchor National, are available. In addition, the DCA fixed accounts also offer fixed interest rates guaranteed by Anchor National and are available under the contract as source accounts for the Dollar Cost Averaging program.

The STRATEGIES and fixed account options are designed to be used in concert in order to achieve your desired investment goals. You may put money into any of the STRATEGIES and/or fixed account options. You may transfer between STRATEGIES and/or the fixed account options four times per year without charge.

Like most annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the STRATEGY or STRATEGIES to which your money is allocated and/or the interest rate earned on the fixed account options. You may withdraw money from your contract during the Accumulation Phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. A federal tax penalty may apply if you make withdrawals before age 59 1/2. During the Income Phase, you will receive payments from your annuity. Your payments may be fixed in dollar amount, vary with investment performance or be a combination of both, depending on where your money is allocated. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

2. INCOME OPTIONS

You can select from one of five income options:

    (1) payments for your lifetime;

    (2) payments for your lifetime and your survivor's lifetime;

    (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 or 20 years;

    (4) payments for your lifetime, but for not less than 10 or 20 years; and

    (5) payments for a specified period of 5 to 30 years.

You will also need to decide if you want your payments to fluctuate with investment performance or remain constant, and the date on which your payments will begin. Once you begin receiving payments, you cannot change your income option. If your contract is Non-qualified, payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable but any gain to your original investment is currently taxable as ordinary income upon distribution. For Qualified contracts, the entire payment is currently taxable as ordinary income.

3. PURCHASING A SEASONS VARIABLE ANNUITY

You can buy a contract through your financial representative, who can also help you complete the proper forms. For Non-qualified contracts the minimum initial investment is $5,000. For Qualified contracts the minimum initial investment is $2,000. You can add $500 or more to your contract at any time during the Accumulation Phase.

4. INVESTMENT OPTIONS

You can put your money into any one or more of the four multi-manager variable investment STRATEGIES and/or one or more of the seven fixed account options. The fixed investment options offer fixed rates of interest for specified lengths of time.

Each STRATEGY has a different investment objective. The STRATEGIES use an asset allocation investment approach. The STRATEGIES invest in a combination of underlying investment portfolios which in turn invest in a combination of stocks, bonds and cash, to achieve their investment objective. The four investment STRATEGIES are:

                                     GROWTH
                                MODERATE GROWTH
                                BALANCED GROWTH
                              CONSERVATIVE GROWTH

Each STRATEGY invests in three out of six underlying investment portfolios. The underlying investment portfolios are managed by the following five investment managers:

                       PUTNAM INVESTMENT MANAGEMENT, INC.
                         T. ROWE PRICE ASSOCIATES, INC.
                           JANUS CAPITAL CORPORATION
                    SUNAMERICA ASSET MANAGEMENT CORPORATION
                       WELLINGTON MANAGEMENT COMPANY, LLP

5. EXPENSES

Each year we deduct a $35 ($30 in North Dakota) contract administration fee on your contract anniversary. We currently waive this fee if your contract value is at least $50,000 on your contract anniversary.

We also deduct insurance charges which amount to 1.40% annually of the average daily value of your contract allocated to the STRATEGIES. There are also investment charges and other expenses if you put money into the STRATEGIES, which are estimated to range from 1.06% to 1.21%. Investment charges may be more or less than the percentages reflected here.

If you take your money out in excess of the "free withdrawal" amount allowed for in your contract, we may assess a withdrawal charge that is a percentage of the money you withdraw. The percentage declines with each year the purchase payment is in the contract as follows:

Year 1.........   7%          Year 5.........   4%
Year 2.........   6%          Year 6.........   3%
Year 3.........   6%          Year 7.........   2%
Year 4.........   5%          Year 8.........   0%

Additionally, if you take money out of a multi-year fixed account option before the end of the selected period, we may assess an adjustment which could increase or decrease the value of your money.

In some states you may also be assessed a state premium tax of up to 3.5%, depending upon the state in which you reside.

If you transfer among the STRATEGIES and/or fixed account options more than four times per year, we may charge a $25 dollar transfer fee for each subsequent transfer ($10 in Pennsylvania and Texas).

The following chart is designed to help you understand the charges in your contract. THE COLUMN "TOTAL ANNUAL CHARGES" SHOWS THE TOTAL OF THE $35 CONTRACT ADMINISTRATION CHARGE, THE 1.40% INSURANCE CHARGES AND THE INVESTMENT CHARGES FOR EACH STRATEGY. WE CONVERTED THE CONTRACT ADMINISTRATION CHARGE TO A PERCENTAGE (.09%) USING AN ASSUMED CONTRACT SIZE OF $40,000. The actual impact of this charge on your contract may differ from this percentage.

      ---------------------------------------------------------------------------------------------------------------
                                                                                                       EXAMPLES
                               Total Annual                         Total Annual                   Total      Total
                                Insurance                            Investment     Total        Expenses   Expenses
                                 Related                               Related     Annual        at end of  at end of
                                 Charges                               Charges     Charges        1 YEAR    10 YEARS
      STRATEGY
      ---------------------------------------------------------------------------------------------------------------
      Growth                      1.49%         (1.40% + .09%)          1.14%       2.63%          $97        $296
      Moderate Growth             1.49%         (1.40% + .09%)          1.12%       2.61%          $96        $294
      Balanced Growth             1.49%         (1.40% + .09%)          1.12%       2.61%          $96        $294
      Conservative Growth         1.49%         (1.40% + .09%)          1.10%       2.59%          $96        $292
      ---------------------------------------------------------------------------------------------------------------

The examples assume that you invested $1,000 in a STRATEGY which earns 5% annually and that you withdrew your money at the end of a 1 year period and at the end of a 10 year period. For year 1, the total annual charges are assessed as well as the withdrawal charge. For year 10, the example reflects the total annual charges but there is no withdrawal charge applicable. The annual investment-related expenses may vary. The amounts shown here are estimates and reflect the waiver or reimbursement of expenses by the investment adviser. No premium taxes are reflected. Please see the Fee Tables in the prospectus for more detailed information regarding the fees and expenses incurred under the contract.

6. TAXES

Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a Non-qualified contract (one that is established with after tax dollars) are deferred until they are withdrawn. In a Qualified contract (one that is established with before tax dollars) all amounts are taxable when they are withdrawn.

When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income tax rate. You may be subject to a 10% federal tax penalty for distributions or withdrawals before age 59 1/2.

7. ACCESS TO YOUR MONEY

Withdrawals may be made from your contract in the amount of $1,000 or more. Each year, you can take out up to 10% of the total amount you invested without charge. Withdrawals in excess of the 10% will be assessed a withdrawal charge. If you withdraw your entire contract value and you have Purchase Payments still subject to a withdrawal charge, you will not receive the benefit of any free withdrawal amount. A separate withdrawal charge schedule applies to each purchase payment. After a Purchase Payment has been in the contract for seven full years, withdrawal charges no longer apply to that portion of the money. Of course, you may also have to pay income tax and a 10% IRS tax penalty may apply. Neither withdrawal charges nor the 10% federal tax penalty are assessed when a death benefit is paid.

8. PERFORMANCE

The value of your annuity will fluctuate depending upon the investment performance of the STRATEGY or STRATEGIES you select. From time to time we may advertise a STRATEGY'S total return. The total return figures are based on historical data and are not intended to indicate future performance.

The following chart shows total return for each STRATEGY for calendar year 1999. These numbers reflect the insurance charges, the contract maintenance fee and investment charges. Withdrawal charges are not reflected in the chart. Past performance is not a guarantee of future results.

-----------------------------------------
STRATEGY                          1999
-----------------------------------------
GROWTH                           35.32%
MODERATE GROWTH                  29.60%
BALANCED GROWTH                  16.90%
CONSERVATIVE GROWTH              10.56%
-----------------------------------------

9. DEATH BENEFIT

If you, or, if there is a joint owner, either of the two of you, should die during the Accumulation Phase, your Beneficiary will receive a death benefit.

If you die before age 75, the death benefit will be the greater of: (1) the money you put into the contract less any withdrawals, applicable charges and market value adjustments on those withdrawals, accumulated at 3%; or (2) the current value of your contract.

If you die after age 75, the death benefit will be the greater of: (1) the money you put into the contract less any withdrawals, charges and market value adjustments, accumulated at 3% until your 75th birthday plus any subsequent Purchase Payments and less any withdrawals made after your 75th birthday; or
(2) the current value of your contract.

In the instance of joint owners, the amount of the death benefit is calculated based upon the age of the youngest joint owner.

10. OTHER INFORMATION

OWNERSHIP: The contract is an allocated fixed and variable group annuity contract. A group contract is issued to a contractholder, for the benefit of the participants in the group. You, as an owner of a Seasons Variable Annuity, are a participant in the group and will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this Profile and the prospectus, the term contract refers to your certificate. In some states an individual fixed and variable annuity contract may be available instead, which is identical to the group contract described in this Profile and the prospectus except that it is issued directly to the individual owner.

FREE LOOK: You may cancel your contract within 10 days of receiving it (or whatever period is required by your state) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the value of the money in the STRATEGIES plus any money you put into the fixed account options. Its value may be more or less than the money you initially invested. Thus, the investment risk is borne by you during the free look period.

SYSTEMATIC WITHDRAWAL PROGRAM: If selected by you, this program allows you to receive either monthly, quarterly, semi-annual or annual checks during the Accumulation Phase. Systematic withdrawals may also be electronically transferred to your bank account. Of course, withdrawals during the Accumulation Phase may be taxable and a 10% IRS tax penalty may apply if you are under age
59 1/2.

DOLLAR COST AVERAGING: If selected by you, this program allows you to invest gradually into one or more of the STRATEGIES.

PRINCIPAL ADVANTAGE PROGRAM: If selected by you, this program allows you to put money in a fixed account option and one or more STRATEGIES and we will guarantee that the portion allocated to the fixed account option, assuming that it remains invested in that option, will grow to equal your principal investment.

AUTOMATIC PAYMENT PLAN: You can add to your contract directly from your bank account with as little as $50 per month.

CONFIRMATIONS AND QUARTERLY STATEMENTS: During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

11. INQUIRIES:

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

Anchor National Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
800/445-SUN2

If money accompanies your correspondence, you should direct it to:

Anchor National Life Insurance Company
P.O. Box 100330
Pasadena, California 91189-0001

                                     [LOGO]

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

The annuity contract has 11 investment choices - 7 fixed account options which offer interest rates guaranteed by Anchor National for different periods of time and 4 variable investment STRATEGIES:

                                     GROWTH
                                MODERATE GROWTH
                                BALANCED GROWTH
                              CONSERVATIVE GROWTH

                  which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:

                       PUTNAM INVESTMENT MANAGEMENT, INC.
                         T. ROWE PRICE ASSOCIATES, INC.
                           JANUS CAPITAL CORPORATION
                    SUNAMERICA ASSET MANAGEMENT CORPORATION
                       WELLINGTON MANAGEMENT COMPANY, LLP

You can put your money into any one or all of the STRATEGIES and/or fixed account options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 1, 2000. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears on page 32 of this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN
DOCUMENTS BY REFERENCE

Anchor National's Annual Report on Form 10-K for the year ended December 31, 1999 are incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, Anchor National and its general account, the Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:

    Anchor National Life Insurance Company
    Annuity Service Center
    P.O. Box 54299
    Los Angeles, California 90054-0299
    Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

TABLE OF CONTENTS

 GLOSSARY....................................................    4
 FEE TABLES..................................................    5
     Owner Transaction Expenses..............................    5
     Annual Separate Account Expenses........................    5
     Investment Portfolio Expenses...........................    6
 EXAMPLES....................................................    7
 THE SEASONS VARIABLE ANNUITY................................    8
 PURCHASING A SEASONS VARIABLE ANNUITY.......................    9
     Allocation of Purchase Payments.........................    9
     Accumulation Units......................................    9
     Free Look...............................................   10
 INVESTMENT OPTIONS..........................................   10
     Variable Investment Options.............................   10
       THE STRATEGIES........................................   10
       STRATEGY Rebalancing..................................   14
     Fixed Account Options...................................   14
     Market Value Adjustment.................................   15
     Transfers During the Accumulation Phase.................   15
     Dollar Cost Averaging...................................   16
     Principal Advantage Program.............................   17
     Voting Rights...........................................   18
     Substitution............................................   18
 ACCESS TO YOUR MONEY........................................   18
     Systematic Withdrawal Program...........................   19
     Minimum Contract Value..................................   19
     Qualified Contract Owners...............................   20
 DEATH BENEFIT...............................................   20
     Death of the Annuitant..................................   21
 EXPENSES....................................................   21
     Insurance Charges.......................................   21
     Withdrawal Charges......................................   21
     Investment Charges......................................   22
     Contract Maintenance Fee................................   22
     Transfer Fee............................................   22
     Premium Tax.............................................   22
     Income Taxes............................................   22
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited............................   22
 INCOME OPTIONS..............................................   23
     Annuity Date............................................   23
     Income Options..........................................   23
     Allocation of Income Payments...........................   24
     Fixed or Variable Income Payments.......................   24
     Income Payments.........................................   24
     Transfers During the Income Phase.......................   25
     Deferment of Payments...................................   25
 TAXES.......................................................   25
     Annuity Contracts in General............................   25
     Tax Treatment of Distributions--Non-qualified
      Contracts..............................................   26
     Tax Treatment of Distributions--Qualified Contracts.....   26
     Minimum Distributions...................................   26
     Diversification.........................................   26
 PERFORMANCE.................................................   27
 OTHER INFORMATION...........................................   27
     The Separate Account....................................   27
     The General Account.....................................   28
     Distribution of the Contract............................   28
     Administration..........................................   28
     Year 2000...............................................
     Legal Proceedings.......................................   29
     Custodian...............................................   29
 INDEPENDENT ACCOUNTANTS.....................................   29
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   30
 APPENDIX A--CONDENSED FINANCIAL INFORMATION.................  A-1
 APPENDIX B--MARKET VALUE ADJUSTMENT.........................  B-1
 APPENDIX C--PREMIUM TAXES...................................  C-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--Anchor National Life Insurance Company, Anchor National, We, Us, the insurer which issues this policy.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

STRATEGY(IES)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each STRATEGY has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust.

SEASONS VARIABLE ANNUITY FEE TABLES
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

Withdrawal Charge as a percentage of Purchase Payments:

Year 1..............    7%      Year 5..............    4%
Year 2..............    6%      Year 6..............    3%
Year 3..............    6%      Year 7..............    2%
Year 4..............    5%      Year 8..............    0%

Contract Maintenance Charge........  $35 each year ($30 in North Dakota)

Transfer Fee.......................  No charge for first 4 transfers each year; thereafter, the fee is $25 per
                                     transfer ($10 in
                                     Pennsylvania and Texas)

ANNUAL SEPARATE ACCOUNT EXPENSES
(as a percentage of daily net asset value)

Mortality Risk Charge........................  0.90%
Expense Risk Charge..........................  0.35%
Distribution Expense Charge..................  0.15%
                                               ----
      Total Separate Account Expenses........  1.40%

                         INVESTMENT PORTFOLIO EXPENSES
                       FOR STRATEGY UNDERLYING PORTFOLIOS
(as a percentage of daily net asset value of each investment portfolio as of the fiscal year end of the Trust ending March 31, 2000)

                                           MANAGEMENT      OTHER     TOTAL ANNUAL
                                              FEE         EXPENSES     EXPENSES
---------------------------------------------------------------------------------
    Stock                                     0.85%         0.21%        1.06%
    Asset Allocation: Diversified
     Growth                                   0.85%         0.36%        1.21%
    Multi-Managed Growth                      0.89%         0.26%        1.15%
    Multi-Managed Moderate Growth             0.85%         0.25%        1.10%
    Multi-Managed Income/Equity               0.81%         0.29%        1.10%
    Multi-Managed Income                      0.77%         0.29%        1.06%
---------------------------------------------------------------------------------

The Investment Portfolio Expenses table set forth above identifies the total investment expenses charged by the underlying investment portfolios of Seasons Series Trust. As explained in this prospectus, each variable investment option (STRATEGY) under this contract invests in a combination of three of these underlying portfolios. The total investment charge depending on the particular STRATEGY, will be a proportion of the investment charges of the underlying portfolio in which each STRATEGY invests. Accordingly, the actual investment portfolio expenses incurred by contract holders within a STRATEGY will vary depending upon the daily net asset value of each investment portfolio in which each STRATEGY is invested. You can get a better understanding of the practical ramifications of this blended investment charge by looking at the next table Investment Portfolio Expenses by STRATEGY. That table sets forth an estimate of the annual investment charge you may incur as a result of the ratio of the STRATEGY(IES) investment in the underlying portfolios.

The total investment expenses for each contract owner will be based upon the STRATEGY in which they are invested. Each STRATEGY invests in different proportions of these underlying portfolios. The proportion of each portfolio in each particular STRATEGY determines the amounts of investment charge borne by each contractholder.

THE ABOVE INVESTMENT PORTFOLIO EXPENSES WERE PROVIDED BY SEASONS SERIES TRUST. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                   INVESTMENT PORTFOLIO EXPENSES BY STRATEGY
  (based on the total annual expenses of the underlying investment portfolios reflected above as of the fiscal year end of the Trust ending March 31, 2000)

                                              MANAGEMENT    OTHER     TOTAL ANNUAL
                                                 FEE       EXPENSES     EXPENSES
----------------------------------------------------------------------------------
  STRATEGY
    Growth                                      0.87%       0.27%        1.14%
    Moderate Growth                             0.85%       0.27%        1.12%
    Balanced Growth                             0.83%       0.29%        1.12%
    Conservative Growth                         0.80%       0.30%        1.10%
----------------------------------------------------------------------------------

                                    EXAMPLES

You will pay the following expenses on a $1,000 investment in each STRATEGY, assuming a 5% annual return on assets and:

  (a) that you surrender the contract at the end of the stated time period;

  (b) that the contract is annuitized or not surrendered.*

                                                        TIME PERIODS
----------------------------------------------------------------------------------------------
STRATEGY                        1 YEAR           3 YEARS           5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------

Growth                         (a)  $97         (a)  $142         (a)  $179         (a)  $296
                               (b)  $27         (b)  $ 82         (b)  $139         (b)  $296

Moderate Growth                (a)  $96         (a)  $141         (a)  $178         (a)  $294
                               (b)  $26         (b)  $ 81         (b)  $138         (b)  $294

Balanced Growth                (a)  $96         (a)  $141         (a)  $178         (a)  $294
                               (b)  $26         (b)  $ 81         (b)  $138         (b)  $294

Conservative Growth            (a)  $96         (a)  $140         (a)  $177         (a)  $292
                               (b)  $26         (b)  $ 80         (b)  $137         (b)  $292
----------------------------------------------------------------------------------------------

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. The example reflects owner transaction expenses, separate account expenses and investment portfolio expenses by STRATEGY.

2. For certain investment portfolios in which the STRATEGIES invest, the adviser, SunAmerica Asset Management Corp. (SAAMCo), has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the following percentages of each investment portfolio's average net assets: Stock and Asset Allocation:
      Diversified Growth Portfolios: 1.21%; Multi-Managed Growth: 1.29%; Multi-Managed Moderate Growth: 1.21%; Multi-Managed Income/Equity: 1.14%, Multi-Managed Income: 1.06%. SAAMCo also may voluntarily waive or reimburse additional amounts to increase an investment portfolios' investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, SAAMCo may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the investment portfolio is able to make such payment and remain in compliance with the foregoing expense limitations. To date, none of the investment portfolio expenses have exceeded the stated caps. Therefore no waiver of fees or reimbursements were implemented.

3. The Examples assume that no transfer fees were imposed. Premium taxes are not reflected but may be applicable.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                              THE HISTORICAL ACCUMULATION
                             UNIT VALUES ARE CONTAINED IN
                      APPENDIX A--CONDENSED FINANCIAL INFORMATION

THE SEASONS VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

    - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

    - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

    - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. The flexibility and diversification offered by this annuity can help you reach your retirement savings goals. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in STRATEGIES which, like mutual funds, vary with market conditions. You can gain or lose money if you invest in these STRATEGIES. If you allocate money to the STRATEGY(IES), the amount of money you accumulate in your contract depends on the performance of the STRATEGY(IES) in which you invest.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on STRATEGIES and fixed account options available under this contract, SEE INVESTMENT OPTIONS ON PAGE 10.

Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues the Seasons Variable Annuity. When you purchase a Seasons Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase.

PURCHASING A SEASONS VARIABLE ANNUITY
--------------------------------------------------------------------------------

A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                                       MINIMUM
                                MINIMUM INITIAL       SUBSEQUENT
                                PURCHASE PAYMENT   PURCHASE PAYMENT
                                ----------------   ----------------
Qualified                             $2,000             $500
Non-qualified                         $5,000             $500

Prior Company approval is required to make Purchase Payments greater than $1,500,000. The Company reserves the right to refuse any Purchase Payment including one which would cause the contract value or Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional Automatic Payment Plan allows you to make subsequent payments as small as $50.00.

We may refuse any Purchase Payment. In general, we will not issue a contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 90.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts and STRATEGIES according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are credited based upon the Accumulation Unit Value (AUV) next determined after receipt. SEE INVESTMENT OPTIONS PAGE 10.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will:

    - Send your money back to you, or;

    - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the STRATEGY(IES) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit for each STRATEGY after the NYSE closes each day. We do this by:

    1.  determining the total value of money invested in a particular STRATEGY;

    2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

    3.  dividing this amount by the number of outstanding Accumulation Units.

The value of an Accumulation Unit may go up or down from day to day. When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a STRATEGY by the value of the Accumulation Unit for that STRATEGY.

    EXAMPLE:

    We receive a $25,000 Purchase Payment from you on Wednesday. You want your money to be invested in the Moderate Growth STRATEGY. We determine that the value of an Accumulation Unit for the Moderate Growth STRATEGY is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.252 Accumulation Units for the Moderate Growth STRATEGY.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. Unless otherwise required by state law, you will receive back the value of the money allocated to the STRATEGIES on the day we receive your request plus any Purchase Payment in the fixed account options. This value may be more or less than the money you initially invested. Thus, the investment risk is borne by you during the free look period.

Certain states (and under all contracts issued as IRAs) require us to return your Purchase Payments upon a free look request. With respect to those contracts, we reserve the right to put your money in the 1-year fixed account option during the free look period. If you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments, or (2) the value of your contract. At the end of the free look period, we reallocate your money according to your instructions.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which we call STRATEGIES and fixed account options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the STRATEGIES alone or in concert with the fixed account options. A mixture of your investment in the STRATEGY(IES) and fixed account options may lower the risk associated with investing only in a variable investment option.

VARIABLE INVESTMENT OPTIONS:
THE STRATEGIES

The contract offers four multi-manager variable investment STRATEGIES, each with a different investment objective. We designed the STRATEGIES to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each STRATEGY is designed to achieve different levels of growth over time.

Each STRATEGY invests in three of the six underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the STRATEGY.

SunAmerica Asset Management Corp. ("SAAMCo"), which is affiliated with Anchor National manages Seasons Series Trust. SAAMCo engaged sub-advisers to provide investment advice for certain investment portfolios.

The underlying investment portfolios of Seasons Series Trust include the Asset
Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios"). Seasons Series Trust contains other underlying investment portfolios in addition to those listed here which are not available for investment under this contract.

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam Investment Management, Inc. The Stock Portfolio is managed by T. Rowe Price Associates, Inc. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus Capital Corporation, a balanced component managed by SAAMCo and a fixed income component managed by Wellington Management Company, LLP. The Growth STRATEGY and the Moderate Growth STRATEGY also have an aggressive growth component which SAAMCo manages. The percentage that any one of these components represents in the Multi-Managed Portfolio varies in accordance with the investment objective.

YOU SHOULD READ THE PROSPECTUS FOR SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE INVESTMENT PORTFOLIOS AND IS ATTACHED TO THIS PROSPECTUS.

Each STRATEGY uses an investment approach based on asset allocation. This approach is achieved by each STRATEGY investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each STRATEGY has a neutral asset allocation mix of stocks, bonds and cash. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each STRATEGY with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each STRATEGY. The pie charts on the following pages demonstrate:

    - the neutral asset allocation mix for each STRATEGY; and

    - the percentage allocation in which each STRATEGY invests.

                                     GROWTH

    GOAL: Long-term growth of capital, allocating its assets primarily to stocks. This STRATEGY may be best suited for those with longer periods to invest.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  80%
Bonds   15%
Cash     5%

                             UNDERLYING INVESTMENT
                             PORTFOLIOS & MANAGERS

MULTI-MANAGED GROWTH PORTFOLIO             50%
Managed by:

    Janus Capital Corporation
    SunAmerica Asset Management Corp.
    Wellington Management Company, LLP

STOCK PORTFOLIO                            25%
Managed by T. Rowe Price
 Associates, Inc.

ASSET ALLOCATION: DIVERSIFIED GROWTH
 PORTFOLIO                                 25%
Managed by Putnam Investment
 Management, Inc.

                                MODERATE GROWTH

    GOAL: Growth of capital through investments in equities, with a secondary objective of conservation of principal by allocating more of its assets to bonds than the Growth STRATEGY. This STRATEGY may be best suited for those nearing retirement years but still earning income.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  70%
Bonds   25%
Cash     5%

                             UNDERLYING INVESTMENT
                             PORTFOLIOS & MANAGERS

MULTI-MANAGED MODERATE GROWTH PORTFOLIO  55%
Managed by:

    Janus Capital Corporation
    SunAmerica Asset Management Corp.
    Wellington Management Company, LLP

STOCK PORTFOLIO                          20%
Managed by T. Rowe Price
 Associates, Inc.

ASSET ALLOCATION: DIVERSIFIED GROWTH
 PORTFOLIO                               25%
Managed by Putnam Investment
 Management, Inc.

                                BALANCED GROWTH

    Goal: Focuses on conservation of principal by investing in a more balanced weighting of stocks and bonds, with a secondary objective of seeking a high total return. This STRATEGY may be best suited for those approaching retirement and with less tolerance for investment risk.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  55%
Bonds   40%
Cash     5%

                             UNDERLYING INVESTMENT
                             PORTFOLIOS & MANAGERS

MULTI-MANAGED INCOME/EQUITY PORTFOLIO      55%
Managed by:

    Janus Capital Corporation
    SunAmerica Asset Management Corp.
    Wellington Management Company, LLP

STOCK PORTFOLIO                            20%
Managed by T. Rowe Price
 Associates, Inc.

ASSET ALLOCATION: DIVERSIFIED GROWTH
 PORTFOLIO                                 25%
Managed by Putnam Investment
 Management, Inc.

                              CONSERVATIVE GROWTH

    Goal: Capital preservation while maintaining some potential for growth over the long term. This STRATEGY may be best suited for those with lower investment risk tolerance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  42%
Bonds   53%
Cash     5%

                             UNDERLYING INVESTMENT
                             PORTFOLIOS & MANAGERS

MULTI-MANAGED INCOME PORTFOLIO           60%
Managed by:

    Janus Capital Corporation
    SunAmerica Asset Management Corp.
    Wellington Management Company, LLP

STOCK PORTFOLIO                          15%
Managed by T. Rowe Price
 Associates, Inc.

ASSET ALLOCATION: DIVERSIFIED GROWTH
 PORTFOLIO                               25%
Managed by Putnam Investment
 Management, Inc.

STRATEGY REBALANCING

Each STRATEGY is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. In order to maintain the mix of investment portfolios consistent with each STRATEGY's objective, each STRATEGY within your contract will be rebalanced each quarter. On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any STRATEGY more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such STRATEGY. Rebalancing a STRATEGY may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns. Transfers made as a result of rebalancing a STRATEGY are not counted against your four free transfers per year.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which we call Guarantee Periods. In Maryland and Washington only the one year fixed account option is available. The seven and ten year guarantee periods are not available in Oregon. Additionally, we guarantee the interest rate for money allocated to the six-month DCA fixed account and/or the one year DCA fixed account (the "DCA fixed accounts") which are available only in conjunction with the Dollar Cost Averaging Program. Please see the section on the Dollar Cost Averaging Program on page 16 for additional information about, including limitations on, the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three, five, seven or ten years).

There are three scenarios in which you may put money into the MVA fixed account options. In each scenario your money may be credited a different rate of interest as follows:

    - Initial Rate: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

    - Current Rate: Rate credited to subsequent Purchase Payments allocated to the fixed account.

    - Renewal Rate: Rate credited to money transferred from a fixed account or one of the STRATEGIES into a fixed account and to money remaining in a fixed account after expiration of a guarantee period.

Each of these rates may differ from one and other. Although once declared the applicable rate is guaranteed until the guarantee period expires.

When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option or to the STRATEGIES. If you want to reallocate your money to a different fixed account option or STRATEGY, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 1-year or 6-month DCA fixed account while your investment is systematically transferred to the variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an effective rate of 3%. SEE DOLLAR COST AVERAGING PAGE 16 for more information.

You may reallocate money to a fixed account option (other than the DCA fixed accounts) or to any of the STRATEGIES after the end of the Guarantee Period. However, if you do not give us different instructions within 30 days after the end of your Guarantee Period, we will keep your money in the fixed account for the same Guarantee Period you previously selected. You will receive the renewal interest rate then in effect for that Guarantee Period.

MARKET VALUE ADJUSTMENT

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 OR 10 YEAR FIXED ACCOUNT OPTIONS, ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION. THIS DISCUSSION DOES NOT APPLY TO WITHDRAWALS TO PAY A DEATH BENEFIT OR CONTRACT FEES AND CHARGES.

If you take money out of the three, five, seven or ten year fixed account options before the end of the guarantee period, we make an adjustment to your contract (the "Market Value Adjustment"). This Market Value Adjustment reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any market value adjustment.

We calculate the market value adjustment by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a rate between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the market value adjustment is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal or transfer. Where the market value adjustment is positive, we add the adjustment to your withdrawal or transfer from the fixed account option.

The one year fixed account option and the DCA fixed accounts do not impose a market value adjustment. These fixed account options are not registered under the Securities Act of 1933 and are not subject to the provisions of the Investment Company Act of 1940.

Please see Appendix B for more information on how we calculate the Market Value Adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

Except as provided in the next sentence with respect to the DCA Account, you can transfer money among the STRATEGIES and the fixed account options by written request or by telephone. Although you may transfer money out of the DCA Account, you may not transfer money into the DCA Account from any STRATEGY or any fixed account option. You can make four transfers every year without incurring a transfer fee. We measure a year from the anniversary of the date we issued your contract. If you make more than four transfers in a year, there is a $25 transfer fee per transfer ($10 in Pennsylvania and Texas). Additionally, transfers out of a multi-year fixed account option may be subject to a market value adjustment.

The minimum amount you can transfer is $500 or a lesser amount if you transfer the entire balance from a STRATEGY or a fixed account option. If any money will remain in a STRATEGY or fixed account option after making a transfer, it must be at least $500. Your request for transfer must clearly state which STRATEGY(IES) and/or fixed account option(s) are involved and the amount you want to transfer. Please see the section below on Dollar Cost Averaging for specific rules regarding the DCA Account.

We will accept transfers by telephone unless you specify otherwise on your contract application. We have in place procedures to provide reasonable assurance that instructions given to us by telephone are genuine. Thus, we disclaim all liability for any claim, loss or expense from any error. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We will also accept internet account transfers unless you specify otherwise on your contract application. We have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, we disclaim all liability for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow our procedures we may be liable for any losses due to unauthorized or fraudulent transactions.

We reserve the right to modify, suspend or terminate the transfer privileges at any time.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") Program allows you to systematically transfer a set percentage or amount from any STRATEGY or the one year fixed account option (we call these source accounts) to another STRATEGY. You can also select to transfer the entire value in a STRATEGY or the one year fixed investment option in a stated number of transfers. Transfers may be monthly or quarterly. You can change the amount or frequency at any time by notifying us in writing. The minimum transfer amount is $500, unless you use the DCA fixed accounts (see below).

When you make either your initial Purchase Payment or a subsequent Purchase Payment and want to participate in the Dollar Cost Averaging Program with that money, you may also use a DCA fixed account as a source account. You cannot transfer money from a STRATEGY or other fixed investment option into a DCA fixed account.

When the one-year DCA fixed account is used for the DCA Program, all of your money in the one-year DCA fixed account will be transferred to the STRATEGY(IES) you select in either monthly or quarterly transfers (as selected by you) by the end of the one year period for which the interest rate is guaranteed (one year from the date of your deposit). Once selected, you cannot change the frequency. When the six-month DCA fixed account is used, all of the money you allocate to the six-month DCA fixed account is transferred to the STRATEGY(IES) you select in monthly transfers by the end of the six month period for which the interest rate is guaranteed.

The minimum amount that may be allocated to a DCA fixed account is $500 and the minimum amount that may be transferred from a DCA fixed account to the STRATEGY(IES) you select is $100. Therefore, if the amount allocated to a DCA fixed account is such that the transfer amount under the frequency selected would fail to meet the $100 minimum transfer requirement, the number of transfers under the program would be reduced to comply with the minimum transfer requirement. For example, if you allocate $500 to the six-month DCA fixed account, your money will be transferred out over a period of five months.

If you want to stop participation in the Dollar Cost Averaging Program and you are using a DCA fixed account as your source account, we will either transfer your money to the STRATEGY(IES) or fixed investment option(s) you select, or, in the absence of express instructions, we will transfer your money to the one year fixed investment option which will earn interest at the rate then being offered for new Purchase Payments for a period of one year.

By allocating amounts to the STRATEGIES on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, there is no assurance that you will earn a greater profit. You are still subject to loss in a declining market. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. You should consider your financial ability to continue to invest through periods of low prices.

Transfers under this program are not counted against your four free transfers per year. In addition, any transfer to the one-year fixed investment option upon termination of this program will not be counted against your four free transfers.

We reserve the right to modify, suspend or terminate this program at any time.

    EXAMPLE:

    Assume that you want to gradually move $750 each quarter from the Conservative Growth STRATEGY to the Growth STRATEGY over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

QUARTER  ACCUMULATION UNIT   UNITS PURCHASED
-------  -----------------   ---------------
   1          $ 7.50               100
   2          $ 5.00               150
   3          $10.00                75
   4          $ 7.50               100
   5          $ 5.00               150
   6          $ 7.50               100

You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more STRATEGY(IES) without putting the amount of your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and STRATEGY(IES). You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the STRATEGY(IES) of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

    EXAMPLE:

    Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the STRATEGY(IES), as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Seasons Series Trust shares. However, when the underlying investment portfolios of the Seasons Series Trust solicit proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If any of the STRATEGY(IES) become unavailable for investment, we may be required to substitute shares of another STRATEGY. We will seek prior approval of the SEC and give you notice before doing this.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract in two ways:

    - by making a partial or total withdrawal, and/or;

    - by receiving income payments during the Income Phase. SEE INCOME OPTIONS PAGE 23.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a market value adjustment if a withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES PAGE 21.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract we will recoup any surrender charges which would have been due at the time the free withdrawals were taken if your free withdrawal had not been free.

Generally, each contract year you may withdraw up to 10% of your Purchase Payments which are subject to a withdrawal charge free of any withdrawal charge. This is the free withdrawal amount.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are invested for less than 7 years and withdrawn will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contrac1, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial advisor.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After that free withdrawal your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000)

B = The amount of your Purchase Payments still subject to withdrawal charge ($100,000)

C = The withdrawal charge percentage applicable to the age of each Purchase Payment (6%) [B X C = $6,000]

D = Your full surrender value ($74,000)

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

Under most circumstances, the minimum partial withdrawals amount is $1,000. We require that the value left in any STRATEGY or fixed account be at least $500, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each STRATEGY and fixed account option in which your contract is invested.

Washington residents should consult their financial adviser for additional information.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of the free withdrawal amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE, INCLUDING SYSTEMATIC WITHDRAWALS.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES ON PAGE 25 for a more detailed explanation.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you should die before beginning the Income Phase of your contract, we will pay a death benefit to your Beneficiary.

If you should die prior to reaching age 75 or, in the case of joint owners, if an owner should die prior to the youngest owner reaching age 75, the death benefit will be equal to the greater of:

    1. The value of your contract at the time we receive adequate proof of death and the Beneficiary's election as to how the benefit should be paid; or

    2. Total Purchase Payments less withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until the date of death, plus any Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after the date of death.

If the contract was issued after your 75th birthday or if you should die after you reach age 75, or, in the case of joint owners, if the contract was issued after both owners' 75th birthday or if an owner dies after the youngest owner reaches age 75, the death benefit will be the greater of:

    1. The value of your contract at the time we receive adequate proof of death and the Beneficiary's election as to how the death benefit will be paid; or

    2. Total Purchase Payments received by us before age 75 (in the case of joint owners, before the younger owner reaches age 75) less any withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until your 75th birthday (or, if there is a joint owner, the 75th Birthday of the youngest owner), plus any subsequent Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after your 75th birthday.

The death benefit is not paid after you switch to the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit must begin payment immediately upon receipt of all necessary documents and, in any event, must be paid within 5 years of the date of death. The Beneficiary may elect to have the death benefit payable in the form of an annuity. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of your death. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract at the then current value.

The death benefit will be paid out when we receive adequate proof of death: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or
(4) any other proof satisfactory
to us. We may also require additional documentation or proof in order for the death benefit to be paid. If the Beneficiary does not make a specific election as to how they want the death benefit distributed within sixty days of our receipt of adequate proof of death, it will be paid in a lump sum.

DEATH OF THE ANNUITANT

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintainance fee and withdrawal charges. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of this charge is 1.40% annually, of the value of your contract invested in the STRATEGIES. We deduct the charge daily.

The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

The contract provides a Free Withdrawal Amount every year (SEE ACCESS TO YOUR MONEY PAGE 18). If you take money out in excess of the Free Withdrawal Amount, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows

        YEAR               1          2          3          4          5          6          7          8
---------------------   --------   --------   --------   --------   --------   --------   --------   --------
  WITHDRAWAL CHARGE        7%         6%         6%         5%         4%         3%         2%         0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We will not assess a withdrawal charge upon election to receive income payments from your contract.

Withdrawals made prior to age 59 1/2 may result in tax penalties (SEE TAXES PAGE 25).

INVESTMENT CHARGES

Charges are deducted from the assets of the investment portfolios underlying the STRATEGIES for the advisory and other expenses of the portfolios. THE FEE TABLES BEGINNING ON PAGE 5 ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE TRUST PROSPECTUS WHICH IS ATTACHED TO THIS PROSPECTUS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We will deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit four free transfers between investment options, every contract year. We charge you $25 for each transfer over four in any one year ($10 in Pennsylvania and Texas). We deduct the transfer fee from the STRATEGY and/or fixed account option from which you request the transfer (SEE INVESTMENT OPTIONS PAGE 10).

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX C provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except to the extent discussed under Option 5, once you begin receiving income payments you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES PAGE 25.

INCOME OPTIONS

Currently, this Contract offers five Income Options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the guaranteed payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

ALLOCATION OF INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, Anchor National guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of your STRATEGIES.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the STRATEGIES only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount.

INCOME PAYMENTS

If you are invested in the STRATEGIES after the Annuity date, your income payments will vary depending on four things:

    - for life options, your age when payments begin, and;

    - the value of your contract in the STRATEGIES on the Annuity Date, and;

    - the 3.5% assumed investment rate used in the annuity table for the contract, and;

    - the performance of the STRATEGIES in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the STRATEGIES after the Annuity Date, the allocation of funds between the fixed accounts and STRATEGIES also impacts the amount of your annuity payments.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

TRANSFERS DURING THE INCOME PHASE

You may transfer money among the STRATEGIES during the Income Phase. Transfers are subject to the same limitations as transfers during the Accumulation Phase. However, you may not transfer money from the fixed account into the STRATEGIES or from the STRATEGIES into the fixed accounts during the Income Phase. SEE EXPENSES PAGE 21.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income payments.

TAXES
--------------------------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract. Qualified retirement investments automatically provide the deferral regardless of whether the underlying contract is an annuity.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the Federal tax code treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The Federal tax code provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age
59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the Federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The Federal tax code further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the Federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the Federal tax code for amounts paid during the taxable year for medical care;
(6) to fund higher education expenses (as defined in Federal tax code); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

The Federal tax code limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when you: (1) reach age 59 1/2; (2) leave your job; (3) die; (4) becomes disabled (as defined in the Federal tax code); or (5) in the case of hardship. In the case of hardship, you can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

If you have a Qualified contract, distributions must begin by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should contact your tax advisor for more information.

We currently waive surrender charges and MVA on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the greater of the contract's maximum penalty free amount or the required minimum distribution amount for a particular contract (but not both).

DIVERSIFICATION

The Federal tax code imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Portfolios' management monitors the variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Portfolios or the number and type of Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PERFORMANCE
--------------------------------------------------------------------------------

From time to time we will advertise the performance of the STRATEGIES. Any such performance results are based on historical earnings and are not intended to indicate future performance.

For each STRATEGY we will show performance against a comparison index which is made up of the S&P 500 Index, the Lehman Brothers Corporate/Government Index and the Lipper Money Market Index. The comparison index will blend the referenced indices in proportion to the neutral allocation of stocks, bonds and cash within each STRATEGY as indicated on pages 9 and 10 of this prospectus.

Additionally, we may show performance of each STRATEGY in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

Please see the Statement of Additional Information for additional information regarding the methods used to calculate performance data.

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the STRATEGIES.

OTHER INFORMATION
--------------------------------------------------------------------------------

ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corporation, SunAmerica Trust Company, and the SunAmerica Financial Network, Inc. (comprising six wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include, fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7.25% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, and is a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The consolidated financial statements of Anchor National Life Insurance Company as of December 31, 1999, December 31, 1998 and September 30, 1998 and for the year ended December 31, 1999, and for the three months ended December 31, 1998, and for each of the two fiscal years in the period ended September 30, 1998 and the financial statements of Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity) as of April 30, 2000 and March 31, 2000, and for the one month ended April 30, 2000, and for each of the two fiscal years in the period ended March 31, 2000, are included in the Statement of Additional Information and incorporated by reference in this prospectus and have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3

General Account.............................................    4

Performance Data............................................    4

Income Payments.............................................    4

Annuity Unit Values.........................................    5

Taxes.......................................................    8

Distribution of Contracts...................................   13

Financial Statements........................................   13

APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                                       3/31/00
                                           INCEPTION TO   FISCAL YEAR   FISCAL YEAR       TO
STRATEGIES                                   3/31/98        3/31/99       3/31/00      4/30/00
-----------------------------------------  ------------   -----------   -----------   ----------
------------------------------------------------------------------------------------------------

Growth (Inception Date 4/15/97)
  Beginning AUV..........................       10.00          13.09         15.89         21.30
  End AUV................................       13.09          15.89         21.30         20.24
  Ending Number of AUs...................   3,950,133      7,643,378     8,130,517     8,249,540
------------------------------------------------------------------------------------------------

Moderate Growth (Inception Date 4/15/97)
  Beginning AUV..........................       10.00          12.76         15.09         19.48
  End AUV................................       12.76          15.09         19.48         18.61
  Ending Number of AUs...................   3,639,458      7,968,543     8,508,732     8,649,412
------------------------------------------------------------------------------------------------

Balanced Growth (Inception Date 4/15/97)
  Beginning AUV..........................       10.00          12.44         14.05         16.68
  End AUV................................       12.44          14.05         16.68         16.11
  Ending Number of AUs...................   2,789,702      6,957,319     7,049,356     7,030,568
------------------------------------------------------------------------------------------------

Conservative Growth (Inception Date
 4/15/97)
  Beginning AUV..........................       10.00          12.06         13.21         14.89
  End AUV................................       12.06          13.21         14.89         14.50
  Ending Number of AUs...................   1,536,220      5,313,501     5,332,213     5,350,653
------------------------------------------------------------------------------------------------

        AUV--Accumulation Unit Value

        AU--Accumulation Units

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                 [(1+I/(1+J+0.005*)](to the power of N/12) - 1

                      THE MARKET VALUE ADJUSTMENT FORMULA

                          MAY DIFFER IN CERTAIN STATES

where:

                I is the interest rate you are earning on the money invested in the fixed investment option;

                J is the Initial interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option; and

                N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

*   In Pennsylvania this number will be zero.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

    (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 5%;

    (2) You make a partial withdrawal of $4,000 when 2 1/2 years (30 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=30); and

    (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charges.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the Initial interest rate in effect for new Purchase Payments in the 3-year fixed investment option (2 1/2 years rounded up to the next full year) is 6%.

The market value adjustment factor is

                = [(1+I)/(1+J+0.005)](to the power of N/12) - 1

                        = [(1.05)/(1.06+.005)](to the power of 30/12) - 1
                        = (0.985915)(2.5) - 1
                        = 0.965160 - 1
                        = -0.034840

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                        $4,000 X (-0.034840) = -$139.36

$139.36 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the Initial interest rate in effect for a new Purchase Payments in the 3-year fixed investment option (2 1/2 years rounded up to the next full year) is 4%.

The market value adjustment factor is:

                      = [(1+I/(1+J+0.005)](N/12)(N/12) - 1

                             = [(1.05)/(1.04+.005)](to the power of 30/12) - 1
                             = (1.004785)(2.5) - 1
                             = 1.012005-1
                             = +0.012005

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 x (+0.012005) = +$48.02

$48.02 represents the market value adjustment that would be added to your withdrawal.

APPENDIX C - PREMIUM TAXES
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED   NON-QUALIFIED
STATE                                                         CONTRACT      CONTRACT
-----                                                         ---------   -------------
California..................................................     0.50%         2.35%
Maine.......................................................        0%         2.00%
Nevada......................................................        0%         3.50%
South Dakota................................................        0%         1.25%
West Virginia...............................................     1.00%         1.00%
Wyoming.....................................................        0%         1.00%

Please forward a copy (without charge) of the Seasons Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

--------------------------------------------------------------------------------

          Name

--------------------------------------------------------------------------------

          Address

--------------------------------------------------------------------------------

          City/State/Zip

--------------------------------------------------------------------------------

Date: ___________________  Signed: _____________________________________________

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                                    [LOGO]
                                  SUNAMERICA
                          THE RETIREMENT SPECIALIST

                   ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             1 SUNAMERICA CENTER
                          LOS ANGELES, CA 90067-6022
                               1-800-445-SUN2
                             WWW.SUNAMERICA.COM

                            J-1580-PRO (R 7/00)

[LOGO] AIG  MEMBER of AMERICAN INTERNATIONAL GROUP, INC.

                                                 [LOGO]
                                          RETIRE ON YOUR TERMS -TM-
                                           VARIABLE ANNUITIES



[LOGO]  SUNAMERICA                                      Presorted
        THE RETIREMENT SPECIALIST                        Standard
        1 SunAmerica Center                          U.S. Postage Paid
        Los Angeles, CA 90067-6022                      Towne, Inc.
        ADDRESS SERVICE REQUESTED

                      STATEMENT OF ADDITIONAL INFORMATION

         FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY

                         VARIABLE ANNUITY ACCOUNT FIVE

               DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated October 16, 2000, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS OCTOBER 16, 2000.

TABLE OF CONTENTS

Separate Account............................................    3

General Account.............................................    3

Performance Data............................................    4

Annuity Payments............................................    8

Annuity Unit Values.........................................    9

Taxes.......................................................   11

Distribution of Contracts...................................   15

Financial Statements........................................   15

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Variable Annuity Account Five was originally established by Anchor National Life Insurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES, with the assets of each SELECT PORTFOLIO, FOCUSED PORTFOLIO and STRATEGY invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one, three, five, seven or ten year fixed investment option and/or the 6-month or 1-year DCA fixed account(s) available in connection with the general account, as elected by the owner purchasing a contract. The 6-month and 1-year DCA fixed accounts are not available if the Seasons Reward Program is elected. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO

Inception of the Cash Management portfolio occurred on March 26, 1999. The annualized current yield and effective yield for the Cash Management Portfolio for the seven day period ended April 30, 2000, were as follows:


                                                            CURRENT YIELD   EFFECTIVE YIELD
                                                            -------------   ---------------
A. For contracts without the Seasons Rewards Program......      3.79%            3.87%
B. For contracts with the Seasons Rewards Program.........      5.87%            5.95%

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------



                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E =Premium Enhancement Rate, prorated for 7 days


The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES and the general account so that each SELECT PORTFOLIO'S, FOCUSED PORTFOLIO'S and/or STRATEGY's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or STRATEGY. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:



     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]



The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS

The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.


We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds two other contracts (Seasons and Seasons Select) which have been in existence longer than the Seasons Select II Variable Annuity. The STRATEGIES in Seasons
Select II are also available in the Seasons contract and have been since 4/15/97. The SELECT PORTFOLIOS have been available since March 1, 1999 and the FOCUSED PORTFOLIOS since July 5, 2000 in the Seasons Select contract. Sales of Seasons Select II will not begin until October 16, 2000. The one year and since inception numbers for the STRATEGIES and PORTFOLIOS are based on Seasons and Seasons Select historical data (which is adjusted for the fees and charges applicable to Seasons Select II) and represent adjusted actual performance of the separate account.

TOTAL ANNUAL RETURN FOR THE PERIOD ENDING APRIL 30, 2000 (RETURN WITH/WITHOUT REDEMPTION) FOR CONTRACTS WITHOUT THE SEASONS REWARDS PROGRAM

                                                          1 YEAR RETURN                       SINCE FUND INCEPTION**
                                               -----------------------------------      ----------------------------------
STRATEGIES                 INCEPTION DATE            W                    W/O                 W                   W/O
----------                 --------------      --------------        -------------      -------------        -------------
Growth...................     4/15/97                   16.53                23.53              24.89                25.92
Moderate Growth..........     4/15/97                   13.02                20.02              21.39                22.49
Balanced Growth..........     4/15/97                    5.22                12.22              15.59                16.80
Conservative Growth......     4/15/97                    0.78                 7.78              11.50                12.80

                                                          1 YEAR RETURN                        SINCE FUND INCEPTION
                                               -----------------------------------      ----------------------------------
SELECT PORTFOLIOS          INCEPTION DATE            W                    W/O                 W                   W/O
-----------------          --------------      --------------        -------------      -------------        -------------
Large Cap Growth.........     3/1/99                    20.41                27.41              28.24                33.16
Large Cap Composite......     3/1/99                     7.27                14.27              14.20                19.21
Large Cap Value..........     3/1/99                   -11.88                -4.88               1.36                 6.47
Mid Cap Growth...........     3/1/99                    46.05                53.05              51.40                56.18
Mid Cap Value............     3/1/99                    -6.33                 0.67               4.36                 9.44
Small Cap................     3/1/99                    16.32                23.32              24.70                29.64
International Equity.....     3/1/99                     5.31                12.31              15.51                20.51
Diversified Fixed
Income...................     3/10/99                   -8.08                -1.08              -5.87                -0.59

FOCUSED PORTFOLIOS
-------------------------
Focus Growth*............       N/A                 N/A                   N/A                N/A                  N/A

TOTAL ANNUAL RETURN FOR THE PERIOD ENDING APRIL 30, 2000 (RETURN WITH/WITHOUT REDEMPTION) FOR CONTRACTS WITH THE SEASONS REWARDS PROGRAM***


                                                          1 YEAR RETURN                       SINCE FUND INCEPTION**
                                               -----------------------------------      ----------------------------------
STRATEGIES                 INCEPTION DATE            W                    W/O                 W                   W/O
----------                 --------------      --------------        -------------      -------------        -------------
Growth...................     4/15/97                   17.00                26.00              25.52                26.74
Moderate Growth..........     4/15/97                   13.42                22.42              21.99                23.29
Balanced Growth..........     4/15/97                    5.46                14.46              16.13                17.56
Conservative Growth......     4/15/97                    0.94                 9.94              11.99                13.54

                                                          1 YEAR RETURN                        SINCE FUND INCEPTION
                                               -----------------------------------      ----------------------------------
SELECT PORTFOLIOS          INCEPTION DATE            W                    W/O                 W                   W/O
-----------------          --------------      --------------        -------------      -------------        -------------
Large Cap Growth.........     3/1/99                    20.96                29.96              28.90                35.44
Large Cap Composite......     3/1/99                     7.56                16.56              14.58                21.25
Large Cap Value..........     3/1/99                   -11.98                -2.98               1.49                 8.29
Mid Cap Growth...........     3/1/99                    47.11                56.11              52.49                58.85
Mid Cap Value............     3/1/99                    -6.32                 2.68               4.54                11.31
Small Cap................     3/1/99                    16.79                25.79              25.29                31.86
International Equity.....     3/1/99                     5.56                14.56              15.92                22.57
Diversified Fixed
Income...................     3/10/99                   -8.10                 0.90              -5.88                 1.15

FOCUSED PORTFOLIOS
-------------------------
Focus Growth*............       N/A                 N/A                   N/A                N/A                  N/A


These rates of return do not reflect election of the optional Income Protector Program or Seasons Estate Advantage. The rates of return would be lower if these optional features were included in the calculations.

*   This portfolio was not available for sale in fiscal year 2000.

** These rates of return were calculated utilizing Seasons rates for the related periods, adjusting for differences in fees.

*** The total annual returns at the end of each period do not take into account any upfront or deferred payment enhancement which may be added to your contract if you elected the Seasons Rewards Program. If you elect the Seasons Rewards Program, your performance may differ from the information shown here.

ANNUITY PAYMENTS
--------------------------------------------------------------------------------

INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Income Payments using the Income Protector feature, the Income Benefit Base is determined as described in the prospectus. The initial monthly Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Income Option selected.

ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each SELECT PORTFOLIO, FOCUSED PORTFOLIO and STRATEGY. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY exceeds 3.5010, variable annuity payments derived from allocations to that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES elected, and the amount of each annuity payment will vary accordingly.

For each SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or STRATEGY, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY determined as of the end of that month, and

(b) is the Accumulation Unit value of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY determined as of the end of the preceding month.

The NIF for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for a given month is a measure of the net investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                             NIF = ($11.46/$11.44)

                                 = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                       1/[(1.035) ^ (1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31).
Assume also that the Annuity Unit value for the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.


Note that the amount of the first variable annuity payment depends on the contract value in the relevant SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY on the Annuity Date and thus reflects the investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY). The net investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.


TAXES
--------------------------------------------------------------------------------

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A contract owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity payment option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of annuity payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Contract owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION--SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying annuity variable contracts such as the contracts. The regulations amplify the diversification requirements for variable annuity contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) H.R. 10 PLANS

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) ROTH IRA

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the resulting income tax may be spread over four years if the conversion occurs before January 1, 1999. If and when Contracts are made available for use with Roth IRAs they may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

(e) CORPORATE PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) DEFERRED COMPENSATION PLANS--SECTION 457

Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest, in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999 all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The audited consolidated financial statements of the Company as of December 31, 1999, December 31, 1998 and September 30, 1998 and for the year ended
December 31, 1999, and for the three months ended December 31, 1998, and for each of the two fiscal years in the period ended September 30, 1998, are presented in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statement of Variable Annuity Account Five (portion relating to the SEASONS Variable Annuity) as of April 30, 2000 and March 31, 2000, and for the one month ended April 30, 2000 and for each of the two fiscal years in the period ended March 31, 2000, are also presented in this Statement of Additional Information. As of the date of this Statement of Additional Information, sale of Seasons Select II contracts had not yet begun. Therefore, financial statements for Variable Annuity Account Five (portion relating to the Seasons Select II Variable Annuity) are not contained herein.

Documents incorporated by reference for filing purposes will still appear at the end of this document when it is distributed upon request.

PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants


To the Board of Directors and Shareholder of Anchor National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company") at December 31, 1999, December 31, 1998, and September 30, 1998, and the results of their operations and their cash flows for the year ended December 31, 1999, for the three months ended December 31, 1998 and for each of the two fiscal years in the period ended September 30, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Los Angeles, California
January 31, 2000

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                                                  December 31,               December 31,             September 30,
                                                                          1999                       1998                      1998
                                                               ---------------             ---------------            --------------
ASSETS

Investments:
   Cash and short-term investments                             $   475,162,000            $ 3,303,454,000           $   333,735,000
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      December 1999, $4,155,728,000;
      December 1998, $4,252,740,000;
      September 1998, $1,934,863,000)                            3,953,169,000              4,248,840,000             1,954,754,000
   Mortgage loans                                                  674,679,000                388,780,000               391,448,000
   Policy loans                                                    260,066,000                320,688,000                11,197,000
   Separate account seed money                                     141,499,000                        ---                       ---
   Common stocks available for sale,
      at fair value (cost: December 1999,
      $0; December 1998, $1,409,000;
      September 1998, $115,000)                                            ---                  1,419,000                   169,000
   Partnerships                                                      4,009,000                  4,577,000                 4,403,000
   Real estate                                                      24,000,000                 24,000,000                24,000,000
   Other invested assets                                            19,385,000                 15,185,000                15,036,000
                                                               ---------------            ---------------           ---------------

   Total investments                                             5,551,969,000              8,306,943,000             2,734,742,000

Variable annuity assets held in separate
   accounts                                                     19,949,145,000             13,767,213,000            11,133,569,000
Accrued investment income                                           60,584,000                 73,441,000                26,408,000
Deferred acquisition costs                                       1,089,979,000                866,053,000               539,850,000
Receivable from brokers for sales of
   securities                                                       54,760,000                 22,826,000                23,904,000
Income taxes currently receivable                                          ---                        ---                 5,869,000
Deferred income taxes                                               53,445,000                        ---                       ---
Other assets                                                       114,612,000                109,857,000                85,926,000
                                                               ---------------            ---------------           ---------------

TOTAL ASSETS                                                   $26,874,494,000            $23,146,333,000           $14,550,268,000
                                                               ===============            ===============           ===============



                             See accompanying notes
                                       F-3


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                                  December 31,               December 31,             September 30,
                                                                          1999                       1998                      1998
                                                               ---------------             ---------------            --------------

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts                        $ 3,254,895,000            $ 5,500,157,000           $ 2,189,272,000
   Reserves for universal life insurance
      contracts                                                  1,978,332,000              2,339,194,000                       ---
   Reserves for guaranteed investment
      contracts                                                    305,570,000                306,461,000               282,267,000
   Payable to brokers for purchases of
      securities                                                       139,000                        ---                50,957,000
   Income taxes currently payable                                   23,490,000                 11,123,000                       ---
   Modified coinsurance deposit liability                          140,757,000                        ---                       ---
   Other liabilities                                               249,224,000                160,020,000               106,594,000
                                                               ---------------            ---------------           ---------------

   Total reserves, payables
      and accrued liabilities                                    5,952,407,000              8,316,955,000             2,629,090,000
                                                               ---------------            ---------------           ---------------

Variable annuity liabilities related to
   separate accounts                                            19,949,145,000             13,767,213,000            11,133,569,000
                                                               ---------------            ---------------           ---------------

Subordinated notes payable to affiliates                            37,816,000                209,367,000                39,182,000
                                                               ---------------            ---------------           ---------------

Deferred income taxes                                                      ---                105,772,000                95,758,000
                                                               ---------------            ---------------           ---------------

Shareholder's equity:
   Common Stock                                                      3,511,000                  3,511,000                 3,511,000
   Additional paid-in capital                                      493,010,000                378,674,000               308,674,000
   Retained earnings                                               551,158,000                366,460,000               332,069,000
   Accumulated other comprehensive
      income (loss)                                               (112,553,000)                (1,619,000)                8,415,000
                                                               ---------------            ---------------           ---------------

   Total shareholder's equity                                      935,126,000                747,026,000               652,669,000
                                                               ---------------            ---------------           ---------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                     $26,874,494,000            $23,146,333,000           $14,550,268,000
                                                               ===============            ===============           ===============



                             See accompanying notes



                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                                                         Years Ended September 30,
                                                Year Ended          Three Months Ended         -----------------------------------
                                         December 31, 1999           December 31, 1998                  1998                  1997
                                         -----------------          ------------------         -------------         -------------
Investment income                            $ 521,953,000                $ 54,278,000         $ 221,966,000         $ 210,759,000
                                             -------------                ------------         -------------         -------------

Interest expense on:
   Fixed annuity contracts                    (231,929,000)                (22,828,000)         (112,695,000)         (109,217,000)
   Universal life insurance
      contracts                               (102,486,000)                        ---                   ---                   ---
   Guaranteed investment
      contracts                                (19,649,000)                 (3,980,000)          (17,787,000)          (22,650,000)
   Senior indebtedness                            (199,000)                    (34,000)           (1,498,000)           (2,549,000)
   Subordinated notes payable
      to affiliates                             (3,474,000)                   (853,000)           (3,114,000)           (3,142,000)
                                             -------------                ------------         -------------         -------------

   Total interest expense                     (357,737,000)                (27,695,000)         (135,094,000)         (137,558,000)
                                             -------------                ------------         -------------         -------------

NET INVESTMENT INCOME                          164,216,000                  26,583,000            86,872,000            73,201,000
                                             -------------                ------------         -------------         -------------

NET REALIZED INVESTMENT
   GAINS (LOSSES)                              (19,620,000)                    271,000            19,482,000           (17,394,000)
                                             -------------                ------------         -------------         -------------

Fee income:
   Variable annuity fees                       306,417,000                  58,806,000           200,867,000           139,492,000
   Net retained commissions                     51,039,000                  11,479,000            48,561,000            39,143,000
   Asset management fees                        43,510,000                   8,068,000            29,592,000            25,764,000
   Universal life insurance
      fees                                      23,290,000                         ---                   ---                   ---
   Surrender charges                            17,137,000                   3,239,000             7,404,000             5,529,000
   Other fees                                   13,999,000                   1,738,000             3,938,000             3,218,000
                                             -------------                ------------         -------------         -------------

TOTAL FEE INCOME                               455,392,000                  83,330,000           290,362,000           213,146,000
                                             -------------                ------------         -------------         -------------

GENERAL AND ADMINISTRATIVE
   EXPENSES                                   (154,665,000)                (21,993,000)          (96,102,000)          (98,802,000)
                                             -------------                ------------         -------------         -------------

AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                          (116,840,000)                (27,070,000)          (72,713,000)          (66,879,000)
                                             -------------                ------------         -------------         -------------

ANNUAL COMMISSIONS                             (40,760,000)                 (6,624,000)          (18,209,000)           (8,977,000)
                                             -------------                ------------         -------------         -------------

PRETAX INCOME                                  287,723,000                  54,497,000           209,692,000            94,295,000

Income tax expense                            (103,025,000)                (20,106,000)          (71,051,000)          (31,169,000)
                                             -------------                ------------         -------------         -------------

NET INCOME                                     184,698,000                  34,391,000           138,641,000            63,126,000
                                             -------------                ------------         -------------         -------------

Other comprehensive income (loss), net of tax:

Net unrealized gains (losses)
   on debt and equity securities
      available for sale:
      Net unrealized gains
         (losses) identified in
         the current period                   (118,669,000)                (10,249,000)           (4,027,000)           16,605,000
      Less reclassification
         adjustment for net
         realized (gains) losses
         included in net income                  7,735,000                     215,000            (5,963,000)            7,321,000
                                             -------------                ------------         -------------         -------------

OTHER COMPREHENSIVE INCOME
   (LOSS)                                     (110,934,000)                (10,034,000)           (9,990,000)           23,926,000
                                             -------------                ------------         -------------         -------------

COMPREHENSIVE INCOME                         $  73,764,000                $ 24,357,000         $ 128,651,000         $  87,052,000
                                             =============                ============         =============         =============


                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                          Years Ended September 30,
                                                 Year Ended          Three Months Ended       -------------------------------------
                                          December 31, 1999           December 31, 1998                  1998                  1997
                                         -----------------          ------------------        ---------------       ---------------

CASH FLOWS FROM OPERATING
   ACTIVITIES:
   Net income                               $   184,698,000              $   34,391,000       $   138,641,000       $    63,126,000
   Adjustments to reconcile net
      income to net cash provided
      by operating activities:
         Interest credited to:
            Fixed annuity contracts             231,929,000                  22,828,000           112,695,000           109,217,000
            Universal life insurance
               contracts                        102,486,000                         ---                   ---                   ---
            Guaranteed investment
               contracts                         19,649,000                   3,980,000            17,787,000            22,650,000
         Net realized investment
           losses (gains)                        19,620,000                    (271,000)          (19,482,000)           17,394,000
         Amortization (accretion) of
            net premiums (discounts)
            on investments                      (18,343,000)                 (1,199,000)              447,000           (18,576,000)
         Universal life insurance
            fees                                (23,290,000)                        ---                   ---                   ---
         Amortization of goodwill                   776,000                     356,000             1,422,000             1,187,000
         Provision for deferred
            income taxes                       (100,013,000)                 15,945,000            34,087,000           (16,024,000)
   Change in:
      Accrued investment income                   9,155,000                  (1,512,000)           (4,649,000)           (2,084,000)
      Deferred acquisition costs               (208,228,000)                (34,328,000)         (160,926,000)         (113,145,000)
      Other assets                               (5,661,000)                (21,070,000)          (19,374,000)          (14,598,000)
      Income taxes currently
         payable                                 12,367,000                  16,992,000           (38,134,000)           10,779,000
      Other liabilities                          49,504,000                   5,617,000            (2,248,000)           14,187,000
   Other, net                                    15,087,000                   5,510,000            (5,599,000)              418,000
                                            ---------------              --------------       ---------------       ---------------

NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                   289,736,000                  47,239,000            54,667,000            74,531,000
                                            ---------------              --------------       ---------------       ---------------

CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable
         preferred stocks                    (4,130,682,000)               (392,515,000)       (1,970,502,000)       (2,566,211,000)
      Mortgage loans                           (331,398,000)                 (4,962,000)         (131,386,000)         (266,771,000)
      Other investments, excluding
         short-term investments                (227,268,000)                 (1,992,000)                  ---           (75,556,000)
   Sales of:
      Bonds, notes and redeemable
         preferred stocks                     2,660,931,000                 265,039,000         1,602,079,000         2,299,063,000
      Other investments, excluding
         short-term investments                  65,395,000                     142,000            42,458,000             6,421,000
   Redemptions and maturities of:
      Bonds, notes and redeemable
         preferred stocks                     1,274,764,000                  37,290,000           424,393,000           376,847,000
      Mortgage loans                             46,760,000                   7,699,000            80,515,000            25,920,000
      Other investments, excluding
         short-term investments                  33,503,000                     853,000            67,213,000            23,940,000
   Cash and short-term investments
      acquired in coinsurance
      transaction with MBL Life
      Assurance Corporation                             ---               3,083,211,000                   ---                   ---
   Short-term investments
      transferred to First
      SunAmerica Life Insurance
      Company in assumption
      reinsurance transaction with
      MBL Life Assurance Corporation           (371,634,000)                        ---                   ---                   ---
                                            ---------------              --------------       ---------------       ---------------

NET CASH PROVIDED (USED) BY
   INVESTING ACTIVITIES                        (979,629,000)              2,994,765,000           114,770,000          (176,347,000)
                                            ---------------              --------------       ---------------       ---------------


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                                                                          Years Ended September 30,
                                                 Year Ended          Three Months Ended       -------------------------------------
                                          December 31, 1999           December 31, 1998                  1998                  1997
                                          -----------------          ------------------       ---------------       ---------------
CASH FLOWS FROM FINANCING
    ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts               $ 2,016,851,000              $  351,616,000       $ 1,512,994,000        $1,097,937,000
      Universal life insurance
         contracts                               78,864,000                         ---                   ---                   ---
      Guaranteed investment
         contracts                                      ---                         ---             5,619,000            55,000,000
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                              (1,821,324,000)               (448,762,000)       (1,303,790,000)         (620,367,000)
   Withdrawal payments on:
      Fixed annuity contracts                (2,232,374,000)                (41,554,000)         (191,690,000)         (242,589,000)
      Universal life insurance
         contracts                              (81,634,000)                        ---                   ---                   ---
      Guaranteed investment
         contracts                              (19,742,000)                 (3,797,000)          (36,313,000)         (198,062,000)
   Claims and annuity payments on:
      Fixed annuity contracts                   (46,578,000)                 (9,333,000)          (40,589,000)          (35,731,000)
      Universal life insurance
         contracts                             (158,043,000)                        ---                   ---                   ---
   Net receipts from (repayments
      of) other short-term
      financings                               (129,512,000)                  9,545,000           (10,944,000)           34,239,000
   Net receipt/(payment) related
      to a modified coinsurance
      transaction                               140,757,000                (170,436,000)          166,631,000                   ---
   Receipts from issuance of
      subordinated note payable
      to affiliate                                      ---                 170,436,000                   ---                   ---
   Net of capital contributions
      and return of capital                     114,336,000                  70,000,000                   ---            28,411,000
   Dividends paid                                       ---                         ---           (51,200,000)          (25,500,000)
                                            ---------------              --------------       ---------------        --------------

NET CASH  PROVIDED (USED) BY
   FINANCING ACTIVITIES                      (2,138,399,000)                (72,285,000)           50,718,000            93,338,000
                                            ---------------              --------------       ---------------        --------------

NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS                (2,828,292,000)              2,969,719,000           220,155,000            (8,478,000)

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                     3,303,454,000                 333,735,000           113,580,000           122,058,000
                                            ---------------              --------------       ---------------        --------------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                         $   475,162,000              $3,303,454,000       $   333,735,000        $  113,580,000
                                            ===============              ==============       ===============        ==============


SUPPLEMENTAL CASH FLOW
   INFORMATION:

   Interest paid on indebtedness            $     3,787,000              $    1,169,000       $     3,912,000        $    7,032,000
                                            ===============              ==============       ===============        ==============

   Net income taxes paid
      (refunded)                            $   190,126,000              $  (12,302,000)      $    74,932,000        $   36,420,000
                                            ===============              ==============       ===============        ==============




                             See accompanying notes

                                      ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         Anchor National Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life contracts and guaranteed investment contracts. Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

         The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain items have been reclassified to conform to the current period's presentation.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTED ASSETS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is valued at market. Limited partnerships are accounted for by the cost method of accounting. Real estate is carried at cost, reduced by impairment provisions. Other invested assets include collateralized bond obligations.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in accumulated other comprehensive income/(loss) that is credited or charged directly to shareholder's equity. DAC has been increased by $29,400,000 at December 31, 1999, increased by $1,400,000 at December 31, 1998, and decreased by $7,000,000 at September 30, 1998 for this adjustment.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounting to $22,206,000 at December 31, 1999, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

         MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 8 is recorded as a deposit liability.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001. Therefore, it is not included in the accompanying financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

         Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," was adopted for the year ended December 31, 1999 and is included in Note 14 of the accompanying financial statements.

3.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the consolidated financial statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The consolidated financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for the comparable prior year period are summarized below.


                                                           Three Months Ended
                                                            December 31, 1997
                                                           ------------------
         Investment income                                         59,855,000

         Net investment income                                     26,482,000

         Net realized investment gains                             20,935,000

         Total fee income                                          63,984,000

         Pretax income                                             67,654,000

         Net income                                                44,348,000
                                                                   ==========


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       ACQUISITION

         On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") ("the Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $104,509,000 at December 31, 1999, after adjustment for the transfer of the New York business to First SunAmerica Life Insurance Company (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statement for the year ended December 31, 1999 includes the impact of the Acquisition. On a pro forma basis, assuming the Acquisition had been consummated on October 1, 1996, the beginning of the prior-year periods discussed within, investment income would have been $517,606,000 and net income would have been $158,887,000 for the year ended September 30, 1998. For the year ended September 30, 1997, investment income would have been $506,399,000 and net income would have been $83,372,000.

         Included in the block of business acquired from MBL Life were policies whose owners are residents of New York State ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company ("FSA"), via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

         The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

         As part of the Acquisition, the Company received $242,473,000 from MBL to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. On December 31, 1999, the enhancement reserve for such payments totaled $223,032,000, which includes interest accredited at 6.75% on the original reserve. Of this amount, $69,836,000 was credited to policyholders in February 2000 for the January 1, 2000 installment.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:


                                                                                              Estimated
                                                                    Amortized                      Fair
                                                                         Cost                     Value
                                                               --------------            --------------
         AT DECEMBER 31, 1999:

         Securities of the United States
             Government                                        $   24,688,000            $   22,884,000
         Mortgage-backed securities                             1,505,729,000             1,412,134,000
         Securities of public utilities                           114,933,000               107,596,000
         Corporate bonds and notes                              1,676,006,000             1,596,469,000
         Redeemable preferred stocks                                4,375,000                 4,547,000
         Other debt securities                                    829,997,000               809,539,000
                                                               --------------            --------------

             Total                                             $4,155,728,000            $3,953,169,000
                                                               ==============            ==============

         AT DECEMBER 31, 1998:

         Securities of the United States
             Government                                        $    6,033,000            $    6,272,000
         Mortgage-backed securities                               546,790,000               553,990,000
         Securities of public utilities                           208,074,000               205,119,000
         Corporate bonds and notes                              2,624,330,000             2,616,073,000
         Redeemable preferred stocks                                6,125,000                 7,507,000
         Other debt securities                                    861,388,000               859,879,000
                                                               --------------            --------------

             Total                                             $4,252,740,000            $4,248,840,000
                                                               ==============            ==============

         AT SEPTEMBER 30, 1998:

         Securities of the United States
             Government                                        $   84,377,000            $   88,239,000
         Mortgage-backed securities                               569,613,000               584,007,000
         Securities of public utilities                           108,431,000               106,065,000
         Corporate bonds and notes                                883,890,000               884,209,000
         Redeemable preferred stocks                                6,125,000                 6,888,000
         Other debt securities                                    282,427,000               285,346,000
                                                               --------------            --------------

             Total                                             $1,934,863,000            $1,954,754,000
                                                               ==============            ==============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 1999, follow:


                                                                                                         Estimated
                                                                               Amortized                      Fair
                                                                                    Cost                     Value
                                                                          --------------            --------------
         Due in one year or less                                          $  199,679,000            $  199,198,000
         Due after one year through
             five years                                                      552,071,000               530,289,000
         Due after five years through
             ten years                                                     1,243,298,000             1,187,044,000
         Due after ten years                                                 654,951,000               624,504,000
         Mortgage-backed securities                                        1,505,729,000             1,412,134,000
                                                                          --------------            --------------

             Total                                                        $4,155,728,000            $3,953,169,000
                                                                          ==============            ==============


         Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY


5.       INVESTMENTS (Continued)

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                                   Gross                     Gross
                                                                              Unrealized                Unrealized
                                                                                   Gains                    Losses
                                                                             -----------            --------------
         AT DECEMBER 31, 1999:

         Securities of the United States
             Government                                                      $    47,000            $  (1,852,000)
         Mortgage-backed securities                                            3,238,000              (96,832,000)
         Securities of public utilities                                           13,000               (7,350,000)
         Corporate bonds and notes                                            10,222,000              (89,758,000)
         Redeemable preferred stocks                                             172,000                      ---
         Other debt securities                                                 4,275,000              (24,734,000)
                                                                             -----------            -------------

             Total                                                           $17,967,000            $(220,526,000)
                                                                             ===========            =============

         AT DECEMBER 31, 1998:

         Securities of the United States
             Government                                                      $   239,000            $         ---
         Mortgage-backed securities                                            9,398,000               (2,198,000)
         Securities of public utilities                                          926,000               (3,881,000)
         Corporate bonds and notes                                            22,227,000              (30,484,000)
         Redeemable preferred stocks                                           1,382,000                      ---
         Other debt securities                                                 2,024,000               (3,533,000)
                                                                             -----------            -------------

             Total                                                           $36,196,000            $ (40,096,000)
                                                                             ===========            =============

         AT SEPTEMBER 30, 1998:

         Securities of the United States
             Government                                                      $ 3,862,000             $         ---
         Mortgage-backed securities                                           15,103,000                  (709,000)
         Securities of public utilities                                        2,420,000                (4,786,000)
         Corporate bonds and notes                                            31,795,000               (31,476,000)
         Redeemable preferred stocks                                             763,000                       ---
         Other debt securities                                                 5,235,000                (2,316,000)
                                                                             -----------             -------------

             Total                                                           $59,178,000             $ (39,287,000)
                                                                             ===========             =============


         There were no gross unrealized gains on equity securities available for sale at December 31, 1999. Gross unrealized gains on equity securities available for sale aggregated $10,000 and $54,000 at December 31, 1998 and September 30, 1998, respectively. There were no unrealized losses at December 31, 1999, December 31, 1998, or September 30, 1998.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:

                                                                                                        Years Ended September 30,
                                               Year Ended          Three Months Ended          ----------------------------------
                                        December 31, 1999           December 31, 1998                  1998                  1997
                                        -----------------          ------------------          ------------          ------------
         BONDS, NOTES AND
             REDEEMABLE PREFERRED
             STOCKS:
             Realized gains                  $  8,333,000                 $ 6,669,000          $ 28,086,000          $ 22,179,000
             Realized losses                  (26,113,000)                 (5,324,000)           (4,627,000)          (25,310,000)

         COMMON STOCKS:
             Realized gains                     4,239,000                      12,000               337,000             4,002,000
             Realized losses                      (11,000)                     (9,000)                  ---              (312,000)

         OTHER INVESTMENTS:
             Realized gains                           ---                     573,000             8,824,000             2,450,000

         IMPAIRMENT WRITEDOWNS                 (6,068,000)                 (1,650,000)          (13,138,000)          (20,403,000)
                                             -------------                -----------          ------------          ------------

         Total net realized
             investment gains
             and losses                      $(19,620,000)                $   271,000          $ 19,482,000          $(17,394,000)
                                             ============                 ===========          ============          ============


         The sources and related amounts of investment income are as follows:

                                                                                                         Years Ended September 30,
                                                Year Ended          Three Months Ended          ----------------------------------
                                          December 31,1999           December 31, 1998                  1998                  1997
                                         -----------------          ------------------          ------------          ------------
         Short-term investments               $ 61,764,000                 $ 4,649,000          $ 12,524,000          $ 11,780,000
         Bonds, notes and
             redeemable preferred
             stocks                            348,373,000                  39,660,000           156,140,000           163,038,000
         Mortgage loans                         47,480,000                   7,904,000            29,996,000            17,632,000
         Common stocks                               7,000                         ---                34,000                16,000
         Real estate                              (525,000)                     13,000              (467,000)             (296,000)
         Cost-method partnerships                6,631,000                     352,000            24,311,000             6,725,000
         Other invested assets                  58,223,000                   1,700,000              (572,000)           11,864,000
                                              ------------                 -----------          ------------          ------------

             Total investment
                income                        $521,953,000                 $54,278,000          $221,966,000          $210,759,000
                                              ============                 ===========          ============          ============


         Expenses incurred to manage the investment portfolio amounted to $10,014,000 for the year ended December 31, 1999, $500,000 for the three months ended December 31, 1998, $1,910,000 for the year ended September 30, 1998 and $2,050,000 for the year ended September 30, 1997, and are included in General and Administrative Expenses in the income statement. Investment expenses have increased significantly because the size of the portfolio increased as a result of the Acquisition.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         At December 31, 1999, the following investments exceeded 10% of the Company's consolidated shareholder's equity of $935,126,000:


                                                                            Amortized                   Fair
                                                                               Cost                     Value
                                                                            ------------             ------------
         Provident Institutional Funds Inc.
             Del Treasury Trust Fund                                         113,000,000              113,000,000
         Salomon Smith Barney Repurchase
             Agreement                                                        97,000,000               97,000,000
                                                                            ------------             ------------

             Total                                                          $210,000,000             $210,000,000
                                                                            ============             ============


         At December 31, 1999, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 36% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 11% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

         At December 31, 1999, bonds, notes and redeemable preferred stocks included $377,149,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 1999.

         At December 31, 1999, the carrying value of investments in default as to the payment of principal or interest was $1,529,000, composed of $870,000 of bonds and $659,000 of mortgage loans. Such nonperforming investments had an estimated fair value of $872,000.

         As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 1999, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $215,000 for the year ended December 31, 1999, $54,000 for the three months ended December 31, 1998, $278,000 for the year ended September 30, 1998, and $125,000 for the year ended September 30, 1997, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

         At December 31, 1999, $7,418,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The  following  estimated  fair  value  disclosures  are   limited  to

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         SEPARATE ACCOUNT SEED MONEY: Carrying value is the market value of the underlying securities.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR UNIVERSAL LIFE INSURANCE CONTRACTS:  Universal  life  and

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         single life premium life contracts are assigned a fair value equal to current net surrender value.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

         RECEIVABLE FROM/PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

         MODIFIED COINSURANCE DEPOSIT LIABILITY: Fair value is based on discounting the liability by the appropriate cost of funds, and therefore approximates carrying value.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

         SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         The estimated fair values of the Company's financial instruments at December 31, 1999, December 31, 1998 and September 30, 1998 compared with their respective carrying values, are as follows:


                                                                                Carrying                      Fair
                                                                                   Value                     Value
                                                                         ---------------           ---------------
         DECEMBER 31, 1999:

         ASSETS:
             Cash and short-term investments                             $   475,162,000           $   475,162,000
             Bonds, notes and redeemable
                preferred stocks                                           3,953,169,000             3,953,169,000
             Mortgage loans                                                  674,679,000               673,781,000
             Separate account seed money                                     141,499,000               141,499,000
             Common stocks                                                           ---                       ---
             Cost-method partnerships                                          4,009,000                 9,114,000
             Variable annuity assets held in
                separate accounts                                         19,949,145,000            19,949,145,000
             Receivable from brokers for sales
                of securities                                                 54,760,000                54,760,000

         LIABILITIES:
             Reserves for fixed annuity contracts                          3,254,895,000             3,053,660,000
             Reserves for universal life insurance
                contracts                                                  1,978,332,000             1,853,442,000
             Reserves for guaranteed investment
                contracts                                                    305,570,000               305,570,000
             Payable to brokers for purchases
                of securities                                                    139,000                   139,000
             Modified coinsurance deposit
                liability                                                    140,757,000               140,757,000
             Variable annuity liabilities related
                to separate accounts                                      19,949,145,000            19,367,834,000
             Subordinated notes payable to
                affiliates                                                    37,816,000                38,643,000
                                                                         ===============           ===============

         DECEMBER 31, 1998:

         ASSETS:
             Cash and short-term investments                             $ 3,303,454,000           $ 3,303,454,000
             Bonds, notes and redeemable
                preferred stocks                                           4,248,840,000             4,248,840,000
             Mortgage loans                                                  388,780,000               411,230,000
             Separate account seed money                                             ---                       ---
             Common stocks                                                     1,419,000                 1,419,000
             Cost-method partnerships                                          4,577,000                12,802,000
             Variable annuity assets held in
                separate accounts                                         13,767,213,000            13,767,213,000
             Receivable from brokers for sales
                of securities                                                 22,826,000                22,826,000

         LIABILITIES:
             Reserves for fixed annuity contracts                          5,500,157,000             5,437,045,000
             Reserves for universal life
                insurance contracts                                        2,339,194,000             2,339,061,000
             Reserves for guaranteed investment
                contracts                                                    306,461,000               306,461,000
             Variable annuity liabilities related
                to separate accounts                                      13,767,213,000            13,287,434,000
             Subordinated notes payable to
                affiliates                                                   209,367,000               211,058,000
                                                                         ===============           ===============

                                      F-20

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                                Carrying                      Fair
                                                                                   Value                     Value
                                                                         ---------------           ---------------
         SEPTEMBER 30, 1998:

         ASSETS:
             Cash and short-term investments                             $   333,735,000           $   333,735,000
             Bonds, notes and redeemable
                preferred stocks                                           1,954,754,000             1,954,754,000
             Mortgage loans                                                  391,448,000               415,981,000
             Separate account seed money                                             ---                       ---
             Common stocks                                                       169,000                   169,000
             Cost-method partnerships                                          4,403,000                12,744,000
             Variable annuity assets held in
                separate accounts                                         11,133,569,000            11,133,569,000
             Receivable from brokers for sales
                of securities                                                 23,904,000                23,904,000

         LIABILITIES:
             Reserves for fixed annuity contracts                          2,189,272,000             2,116,874,000
             Reserves for guaranteed investment
                contracts                                                    282,267,000               282,267,000
             Payable to brokers for purchases
                of securities                                                 50,957,000                50,957,000
             Variable annuity liabilities related
                to separate accounts                                      11,133,569,000            10,696,607,000
             Subordinated notes payable to
                affiliates                                                    39,182,000                41,272,000
                                                                         ===============           ===============


7.       SUBORDINATED NOTES PAYABLE TO AFFILIATES

         At December 31, 1998, Subordinated Notes Payable to Affiliates included a surplus note (the "Note") payable to its immediate parent, SunAmerica Life Insurance Company (the "Parent"), for $170,436,000. On June 30, 1999, the Parent cancelled the Note and forgave the interest earned. Funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet.

         Subordinated notes and accrued interest payable to affiliates totaled $37,816,000 at interest rates ranging from 8% to 9% at December 31, 1999, and require principal payments of $5,400,000 in 2000, $10,000,000 in 2001 and $22,060,000 in 2002.

8.       REINSURANCE

         The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       REINSURANCE (Continued)

         one insured life. At December 31, 1999, a total reserve credit of $3,560,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

         On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, $3,621,000 in 1999, is classified as General and Administrative Expenses in the income statement.

         On August 11, 1998, the Company entered into a similar modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities. As payments were made to the reinsurer, the reduction of DAC was relieved. Certain expenses related to this transaction were charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement was not material.

         On December 31, 1998, the Company recaptured this business. As part of this recapture, the Company paid cash of $170,436,000 and recorded an increase in DAC of $167,202,000 with the balance of $3,234,000 being recorded as DAC amortization in the income statement.

9.       CONTINGENT LIABILITIES

         The Company has entered into four agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $359,400,000. The Company's Parent currently shares in the liabilities and fees of two of these agreements. The Parent's share in these liabilities will increase by $150,000,000 subsequent to December 31, 1999, and the Company's share will decrease to $209,400,000. Management does not anticipate any material future losses with respect to these liquidity support facilities.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       CONTINGENT LIABILITIES (Continued)

         The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations or cash flows.

         The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

         The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

         American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 1999, December 31, 1998 and September 30, 1998, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                                                                                          Years Ended September 30,
                                                     Year Ended      Three Months Ended          ----------------------------------
                                              December 31, 1999       December 31, 1998                  1998                  1997
                                              -----------------      ------------------          ------------          ------------
         ADDITIONAL PAID-IN
             CAPITAL:
             Beginning balances                   $ 378,674,000            $308,674,000          $308,674,000          $280,263,000
             Reclassification of
                Note by the Parent                  170,436,000                     ---                   ---                   ---
             Return of capital                     (170,500,000)                    ---                   ---                   ---
             Capital contributions
                received                            114,250,000              70,000,000                   ---            28,411,000
             Contribution of
                partnership
                investment                              150,000                     ---                   ---                   ---
                                                  -------------            ------------          ------------          ------------

         Ending balances                          $ 493,010,000            $378,674,000          $308,674,000          $308,674,000
                                                  =============            ============          ============          ============

         RETAINED EARNINGS:
             Beginning balances                   $ 366,460,000            $332,069,000          $244,628,000          $207,002,000
             Net income                             184,698,000              34,391,000           138,641,000            63,126,000
             Dividends paid                                 ---                     ---           (51,200,000)          (25,500,000)
                                                  -------------            ------------          ------------          ------------

         Ending balances                          $ 551,158,000            $366,460,000          $332,069,000          $244,628,000
                                                  =============            ============          ============          ============

         ACCUMULATED OTHER
             COMPREHENSIVE INCOME
             (LOSS):
                Beginning balances                $  (1,619,000)           $  8,415,000          $ 18,405,000          $ (5,521,000)
                Change in net
                   unrealized gains
                   (losses) on debt
                   securities
                   available for sale              (198,659,000)            (23,791,000)          (23,818,000)           57,463,000
                Change in net
                   unrealized gains
                   (losses) on equity
                   securities
                   available for sale                   (10,000)                (44,000)             (950,000)              (55,000)
                Change in adjustment
                   to deferred
                   acquisition costs                 28,000,000               8,400,000             9,400,000           (20,600,000)
                Tax effects of net
                   changes                        $  59,735,000               5,401,000             5,378,000           (12,882,000)
                                                  -------------            ------------          ------------          ------------

         Ending balances                          $(112,553,000)           $ (1,619,000)         $  8,415,000          $ 18,405,000
                                                  =============            ============          ============          ============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations less equity in undistributed income or loss of subsidiaries included in net investment income if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. No dividends were paid in the year ended December 31, 1999 or the three months ended December 31, 1998. Dividends in the amounts of $51,200,000 and $25,500,000 were paid on June 4, 1998 and April 1, 1997, respectively. Dividends of $69,000,000 were paid on March 1, 2000.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the year ended December 31, 1999 was $261,539,000. The statutory net loss for the year ended December 31, 1998 was $98,766,000. The statutory net income for the year ended December 31, 1997 totaled $74,407,000. The Company's statutory capital and surplus totaled $694,621,000 at December 31, 1999, $443,394,000 at December 31, 1998 and $537,542,000
         at September 30, 1998.

         On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:


                                                           Net Realized
                                                             Investment
                                                          Gains (Losses)      Operations                    Total
                                                          --------------      ----------            -------------
         YEAR ENDED DECEMBER 31, 1999:

         Currently payable                                 $  6,846,000        $196,192,000         $ 203,038,000
         Deferred                                           (13,713,000)        (86,300,000)         (100,013,000)
                                                           ------------        ------------         -------------

             Total income tax expense
               (benefit)                                   $ (6,867,000)       $109,892,000         $ 103,025,000
                                                           ============        ============         =============

         THREE MONTHS ENDED DECEMBER 31, 1998:

         Currently payable                                 $    740,000        $  3,421,000        $   4,161,000
         Deferred                                              (620,000)         16,565,000            15,945,000
                                                           ------------        ------------         -------------

             Total income tax expense                      $    120,000        $ 19,986,000         $  20,106,000
                                                           ============        ============         =============

         YEAR ENDED SEPTEMBER 30, 1998:

         Currently payable                                 $  4,221,000        $ 32,743,000        $  36,964,000
         Deferred                                              (550,000)         34,637,000            34,087,000
                                                           ------------        ------------         -------------

             Total income tax expense                      $  3,671,000        $ 67,380,000         $  71,051,000
                                                           ============        ============         =============

         YEAR ENDED SEPTEMBER 30, 1997:

         Currently payable                                 $ (3,635,000)       $ 50,828,000         $  47,193,000
         Deferred                                            (2,258,000)        (13,766,000)          (16,024,000)
                                                           ------------        ------------         -------------

             Total income tax expense
               (benefit)                                   $ (5,893,000)       $ 37,062,000         $  31,169,000
                                                           ============        ============         =============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                                                         Years Ended September 30,
                                                  Year Ended        Three Months Ended           ---------------------------------
                                           December 31, 1999         December 31, 1998                  1998                  1997
                                           -----------------        ------------------           -----------           -----------
         Amount computed at
             statutory rate                     $100,703,000               $19,074,000           $73,392,000           $33,003,000
         Increases (decreases)
             resulting from:
                Amortization of
                   differences between
                   book and tax bases
                   of net assets
                   acquired                          609,000                   146,000               460,000               666,000
                State income taxes,
                   net of federal tax
                   benefit                         7,231,000                 1,183,000             5,530,000             1,950,000
                Dividends-received
                   deduction                      (3,618,000)                 (345,000)           (7,254,000)           (4,270,000)
                Tax credits                       (1,346,000)                                     (1,296,000)             (318,000)
                Other, net                          (554,000)                   48,000               219,000               138,000
                                                ------------               -----------           -----------           -----------

                Total income tax
                   expense                      $103,025,000               $20,106,000           $71,051,000           $31,169,000
                                                ============               ===========           ===========           ===========


         For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 1999. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)


                                                                 December 31,               December 31,             September 30,
                                                                         1999                       1998                      1998
                                                                -------------              -------------             -------------
         DEFERRED TAX LIABILITIES:
         Investments                                            $  23,208,000              $  18,174,000             $  17,643,000
         Deferred acquisition costs                               272,697,000                222,943,000               223,392,000
         State income taxes                                         5,203,000                  3,143,000                 2,873,000
         Other liabilities                                         18,658,000                 13,906,000                   144,000
         Net unrealized gains on debt
             and equity securities
             available for sale                                           ---                        ---                 4,531,000
                                                                -------------              -------------             -------------
         Total deferred tax liabilities                         $ 319,766,000                258,166,000               248,583,000
                                                                -------------              -------------             -------------

         DEFERRED TAX ASSETS:
         Contractholder reserves                                 (261,781,000)              (148,587,000)             (149,915,000)
         Guaranty fund assessments                                 (2,454,000)                (2,935,000)               (2,910,000)
         Deferred income                                          (48,371,000)                       ---                       ---
         Other assets                                                     ---                        ---                       ---
         Net unrealized losses on
             debt and equity securities
             available for sale                                   (60,605,000)                 ( 872,000)                      ---
                                                                -------------              -------------             -------------
         Total deferred tax assets                               (373,211,000)              (152,394,000)             (152,825,000)
                                                                -------------              -------------             -------------
         Deferred income taxes                                  $ (53,445,000)             $ 105,772,000             $  95,758,000
                                                                =============              =============             =============


         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

12.      COMPREHENSIVE INCOME

         Effective October 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The adoption of SFAS 130 did not have an impact on the Company's results of operations, financial condition or liquidity. Comprehensive income amounts for the prior years are disclosed to conform to the current year's presentation.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.      COMPREHENSIVE INCOME (Continued)

         The before tax, after tax, and tax benefit (expense) amounts for each component of the increase or decrease in unrealized losses or gains on debt and equity securities available for sale for both the current and prior periods are summarized below:


                                                                                         Tax Benefit
                                                                 Before Tax               (Expense)               Net of Tax
                                                                -----------              -----------             -----------
         YEAR ENDED DECEMBER 31,
         1999:

         Net unrealized losses on debt and
             equity securities available
             for sale identified in the
             current period                                     $(217,259,000)           $ 76,041,000            $(141,218,000)

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                                    34,690,000             (12,141,000)              22,549,000
                                                                -------------            ------------            -------------

         Subtotal                                                (182,569,000)             63,900,000             (118,669,000)
                                                                -------------            ------------            -------------

         Reclassification adjustment for:
             Net realized losses included
                in net income                                      18,590,000              (6,507,000)              12,083,000
             Related change in deferred
                acquisition costs                                  (6,690,000)              2,342,000               (4,348,000)
                                                                -------------            ------------            -------------
             Total reclassification
                adjustment                                         11,900,000              (4,165,000)               7,735,000
                                                                -------------            ------------            -------------

         Total other comprehensive
             loss                                               $(170,669,000)           $ 59,735,000            $(110,934,000)
                                                                =============            ============            =============

         THREE MONTHS ENDED DECEMBER 31,
         1998:

         Net unrealized losses on debt
             and equity securities available
             for sale identified in the
             current period                                     $ (24,345,000)           $  8,521,000            $ (15,824,000)

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                                     8,579,000              (3,004,000)               5,575,000
                                                                -------------            ------------            -------------

         Subtotal                                                 (15,766,000)              5,517,000              (10,249,000)
                                                                -------------            ------------            -------------

         Reclassification adjustment for:
             Net realized losses included
                in net income                                         510,000                (179,000)                 331,000
             Related change in deferred
                acquisition costs                                    (179,000)                 63,000                 (116,000)
                                                                -------------            ------------            -------------
             Total reclassification
                adjustment                                            331,000                (116,000)                 215,000
                                                                -------------            ------------            -------------

         Total other comprehensive loss                         $ (15,435,000)           $  5,401,000            $ (10,034,000)
                                                                =============            ============            =============

                                      F-29

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.      COMPREHENSIVE INCOME (Continued)


                                                                                         Tax Benefit
                                                                 Before Tax              (Expense)                Net of Tax
                                                                 ------------            ------------             ------------
         YEAR ENDED SEPTEMBER 30,
         1998:

         Net unrealized losses on debt and
             equity securities available
             for sale identified in the
             current period                                      $(10,281,000)           $  3,598,000              $(6,683,000)

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                                     4,086,000              (1,430,000)               2,656,000
                                                                 ------------            ------------              -----------

         Subtotal                                                  (6,195,000)              2,168,000               (4,027,000)
                                                                 ------------            ------------              -----------

         Reclassification adjustment for:
             Net realized losses included
                in net income                                     (14,487,000)              5,070,000               (9,417,000)
             Related change in deferred
                acquisition costs                                   5,314,000              (1,860,000)               3,454,000
                                                                 ------------            ------------              -----------
             Total reclassification
                adjustment                                         (9,173,000)              3,210,000               (5,963,000)
                                                                 ------------            ------------              -----------

         Total other comprehensive loss                          $(15,368,000)           $  5,378,000              $(9,990,000)
                                                                 ============            ============              ===========

         YEAR ENDED SEPTEMBER 30,
         1997:

         Net unrealized gains on debt
             and equity securities available
             for sale identified in the
             current period                                      $ 40,575,000            $(14,201,000)             $26,374,000

         Decrease in deferred acquisition
             cost adjustment identified in
             the current period                                   (15,031,000)              5,262,000               (9,769,000)
                                                                 ------------            ------------              -----------

         Subtotal                                                  25,544,000              (8,939,000)              16,605,000
                                                                 ------------            ------------              -----------

         Reclassification adjustment for:
             Net realized losses included
                in net income                                      16,832,000              (5,891,000)              10,941,000
             Related change in deferred
                acquisition costs                                  (5,569,000)              1,949,000               (3,620,000)
                                                                 ------------            ------------              -----------
             Total reclassification
                adjustment                                         11,263,000              (3,942,000)               7,321,000
                                                                 ------------            ------------              -----------

         Total other comprehensive
             income                                              $ 36,807,000            $(12,881,000)             $23,926,000
                                                                 ============            ============              ===========


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.      RELATED-PARTY MATTERS

         The Company pays commissions to five affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $37,435,000 in the year ended December 31, 1999, $6,977,000 in the three months ended December 31, 1998, and $32,946,000 in the year ended September 30, 1998 and $25,492,000 in the year ended September 30, 1997. These broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 35.6% of premiums in the year ended December 31, 1999 and the three months ended December 31, 1998, 33.6% in the year ended September 30, 1998 and 36.1% in the year ended September 30, 1997.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $105,059,000 for the year ended December 31, 1999, $21,593,000 for the three months ended December 31, 1998, $84,975,000 for the year ended September 30, 1998 and $86,116,000 for the year ended September 30, 1997. The marketing component of such costs during these periods amounted to $53,385,000, $9,906,000, $39,482,000 and $31,968,000,
         respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

         At December 31, 1999 and 1998, the Company held bonds with a fair value of $50,000 and $84,965,000, respectively, which were issued by its affiliate, International Lease Finance Corp. The amortized cost of these bonds is equal to the fair value. At September 30, 1998 and 1997, the Company held no investments issued by any of its affiliates.

         During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See Note 4). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

         During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.

         For the three months ended December 31, 1998, the Company made no purchases or sales of invested assets from or to the Parent or its affiliates.

         During the year ended September 30, 1998, the Company sold various invested assets to SunAmerica for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

         During the year ended September 30, 1998, the Company purchased certain invested assets from SunAmerica, the Parent and CalAmerica Life Insurance Company ("CalAmerica"), a wholly-owned subsidiary of the Parent that has since merged into the Parent, for cash equal to their current market value which aggregated $20,666,000, $10,468,000

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      RELATED-PARTY MATTERS (Continued)

         and $61,000, respectively.

         During the year ended September 30, 1997, the Company sold various invested assets to the Parent and CalAmerica for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

         During the year ended September 30, 1997, the Company purchased certain invested assets from the Parent and CalAmerica for cash equal to their current market value of $8,717,000 and $284,000, respectively.

14.      BUSINESS SEGMENTS

         Effective January 1, 1999, the Company adopted Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosures about Segments of an Enterprise and Related Information," which requires the reporting of certain financial information by business segment. For the purpose of providing segment information, the Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The annuity operations focus primarily on the marketing of variable annuity products and the administration of the universal life business acquired from MBL Life in 1998 (See Note 4). The Company's variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as guaranteed fixed-rate account options. The Company earns fee income on investments in the variable options and net investment income on the fixed-rate options. The asset management operations are conducted by the Company's registered investment advisor subsidiary, SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), and its related distributor. SunAmerica Asset Management earns fee income by distributing and managing a diversified family of mutual funds, by managing certain subaccounts within the Company's variable annuity products and by providing professional management of individual, corporate and pension plan portfolios. The broker-dealer operations are conducted by the Company's broker-dealer subsidiary, Royal Alliance Associates, Inc. ("Royal"), which sells proprietary annuities and mutual funds, as well as a full range of non-proprietary investment products.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)

         Summarized data for the Company's business segments follow:


                                                                       Asset                  Broker
                                                Annuity              Management               Dealer
                                              Operations             Operations             Operations                 Total
                                             ---------------         -----------            -----------           ---------------
         YEAR ENDED DECEMBER 31, 1999:

         Total assets                        $26,649,310,000         $150,966,000            $74,218,000          $26,874,494,000
         Expenditures for long-
             lived assets                                ---            2,563,000              2,728,000                5,291,000
         Investment in subsidiaries                      ---                  ---                    ---                      ---

         Revenue from external
             customers                           790,697,000           54,652,000             41,185,000              886,534,000
         Intersegment revenue                            ---           62,998,000              8,193,000               71,191,000
                                             ---------------         ------------            -----------          ---------------

         Total revenue                           790,697,000          117,650,000             49,378,000              957,725,000
                                             ===============         ============            ===========          ===============


         Investment income                       511,914,000            9,072,000                967,000              521,953,000
         Interest expense                       (354,263,000)          (3,085,000)              (389,000)            (357,737,000)
         Depreciation and
             amortization expense                (95,408,000)         (23,249,000)            (3,234,000)            (121,891,000)
         Income from unusual
             transactions                                ---                  ---                    ---                      ---
         Pretax income                           199,333,000           67,779,000             20,611,000              287,723,000
         Income tax expense                      (65,445,000)         (28,247,000)            (9,333,000)            (103,025,000)
         Income from extraordinary
             items                                       ---                  ---                    ---                      ---
         Net income                          $   133,888,000         $ 39,532,000            $11,278,000          $   184,698,000
                                             ===============         ============            ===========          ===============


         Significant non-cash
             items                           $           ---         $        ---            $       ---          $           ---
                                             ===============         ============            ===========          ===============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)


                                                                         Asset                 Broker-
                                                 Annuity                Management             Dealer
                                               Operations              Operations            Operations                Total
                                              --------------          ------------           ------------          ---------------
         THREE MONTHS ENDED
         DECEMBER 31, 1998:

         Total assets                         $22,982,323,000         $104,473,000            $59,537,000          $23,146,333,000
         Expenditures for long-
             lived assets                                 ---              328,000              1,005,000                1,333,000
         Investment in subsidiaries                       ---                  ---                    ---                      ---

         Revenue from external
             customers                            103,626,000           11,103,000              9,605,000              124,334,000
         Intersegment revenue                             ---           11,871,000              1,674,000               13,545,000
                                              ---------------         ------------            -----------          ---------------

         Total revenue                            103,626,000           22,974,000             11,279,000              137,879,000
                                              ===============         ============            ===========          ===============


         Investment income                         53,149,000              971,000                158,000               54,278,000
         Interest expense                         (26,842,000)            (752,000)              (101,000)             (27,695,000)
         Depreciation and
             amortization expense                 (23,236,000)          (4,204,000)              (561,000)             (28,001,000)
         Income from unusual
             transactions                                 ---                  ---                    ---                      ---
         Pretax income                             36,961,000           13,092,000              4,444,000               54,497,000
         Income tax expense                       (12,978,000)          (5,181,000)            (1,947,000)             (20,106,000)
         Income from extraordinary
             items                                        ---                  ---                    ---                      ---
         Net income                           $    23,983,000         $  7,911,000            $ 2,497,000          $    34,391,000
                                              ===============         ============            ===========          ===============


         Significant non-cash
             items                            $           ---         $        ---            $       ---          $           ---
                                              ===============         ============            ===========          ===============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)


                                                                        Asset                  Broker-
                                                 Annuity              Management               Dealer
                                               Operations             Operations             Operations                TOTAL
                                              --------------          ------------           ------------          ---------------
         YEAR ENDED SEPTEMBER 30, 1998:

         Total assets                         $14,389,922,000         $104,476,000           $ 55,870,000          $14,550,268,000
         Expenditures for long-
             lived assets                                 ---              477,000              5,289,000                5,766,000
         Investment in subsidiaries                       ---                  ---                    ---                      ---

         Revenue from external
             customers                            410,011,000           34,396,000             39,729,000              484,136,000
         Intersegment revenue                             ---           40,040,000              7,634,000               47,674,000
                                              ---------------         ------------           ------------          ---------------

         Total revenue                            410,011,000           74,436,000             47,363,000              531,810,000
                                              ===============         ============           ============          ===============


         Investment income                        218,044,000            2,839,000              1,083,000              221,966,000
         Interest expense                        (131,980,000)          (2,709,000)              (405,000)            (135,094,000)
         Depreciation and
             amortization expense                 (60,731,000)         (14,780,000)            (1,770,000)             (77,281,000)
         Income from unusual
             transactions                                 ---                  ---                    ---                      ---
         Pretax income                            148,084,000           39,207,000             22,401,000              209,692,000
         Income tax expense                       (44,706,000)         (15,670,000)           (10,675,000)             (71,051,000)
         Income from extraordinary
             items                                        ---                  ---                    ---                      ---
         Net income                           $   103,378,000         $ 23,537,000           $ 11,726,000          $   138,641,000
                                              ===============         ============           ============          ===============


         Significant non-cash
             items                            $           ---         $        ---           $        ---          $           ---
                                              ===============         ============           ============          ===============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)


                                                                         Asset                 Broker-
                                                 Annuity                Management             Dealer
                                               Operations              Operations            Operations                Total
                                              --------------          ------------           ------------          ---------------
         YEAR ENDED SEPTEMBER 30, 1997:

         Total assets                         $12,440,311,000         $ 81,518,000            $51,400,000          $12,573,229,000
         Expenditures for long-
             lived assets                                 ---              804,000              4,527,000                5,331,000
         Investment in subsidiaries                       ---                  ---                    ---                      ---

         Revenue from external
             customers                            317,061,000           28,655,000             31,678,000              377,394,000
         Intersegment revenue                             ---           22,790,000              6,327,000               29,117,000
                                              ---------------         ------------            -----------          ---------------

         Total revenue                            317,061,000           51,445,000             38,005,000              406,511,000
                                              ===============         ============            ===========          ===============


         Investment income                        208,382,000            1,445,000                932,000              210,759,000
         Interest expense                        (134,416,000)          (2,737,000)              (405,000)            (137,558,000)
         Depreciation and
             amortization expense                 (55,675,000)         (16,357,000)              (689,000)             (72,721,000)
         Income from unusual
             transactions                                 ---                  ---                    ---                      ---
         Pretax income                             58,291,000           19,299,000             16,705,000               94,295,000
         Income tax expense                       (16,318,000)          (7,850,000)            (7,001,000)             (31,169,000)
         Income from extraordinary
             items                                        ---                  ---                    ---                      ---
         Net income                           $    41,973,000         $ 11,449,000            $ 9,704,000          $    63,126,000
                                              ===============         ============            ===========          ===============


         Significant non-cash
             items                            $           ---         $        ---            $       ---          $           ---
                                              ===============         ============            ===========          ===============


         Substantially all of the Company's revenues are derived from the United States.

         The accounting policies of the segments are as described in the summary of significant accounting policies (Note 2). The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment. The annuity operations and asset management operations pay commissions to Royal for sales of their proprietary products. Approximately 90% of these commission payments are in turn paid to registered representatives of Royal, with the remainder of the revenue reflected in Net Retained Commissions. In addition, premiums from variable annuity policies sold by the Company are held in trusts that are owned by the Company, although the assets directly support policyholder obligations. SunAmerica Asset Management is the Investment Advisor for all of the subaccounts of these trusts, for which service it receives fees which are direct expenses of the trusts. Such fees are reported as Variable Annuity Fees in the consolidated income statement and are shown as intersegment revenues in the business segments disclosure above, although there is no corresponding expense on the books of any segment.

         The annuity operations segment's products are marketed through over 800 independent broker-dealers, full-service securities firms and financial institutions, in addition to the Company's affiliated broker-dealers. Those independent selling organizations

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)

         responsible for over 10% of sales represented 12.0% of sales in the year ended December 31, 1999, 14.7% in the three months ended December 31, 1998, 16.8% in the year ended September 30, 1998, and 18.4% and 10.2% in the year ended September 30, 1997. Registered representatives sell products for the Company's asset management operations and sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in either the asset management operations or the broker-dealer operations.

15.      SUBSEQUENT EVENTS

         On March 1, 2000, the Company paid dividends of $69,000,000 to the Parent.

                     VARIABLE ANNUITY ACCOUNT FIVE
                (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)

                                   OF

                   ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          FINANCIAL STATEMENTS

                     APRIL 30, 2000 AND MARCH 31, 2000

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity)


In our opinion, the accompanying statements of net assets, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at April 30, 2000 and March 31, 2000, the results of their operations for the one month ended April 30, 2000 and for the fiscal year ended March 31, 2000, and the changes in their net assets for the one month ended April 30, 2000 and for the two fiscal years ended March 31, 2000 and March 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at April 30, 2000 and March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California

June 19, 2000

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 2000


                                                                    Moderate          Balanced     Conservative
                                                    Growth            Growth            Growth           Growth
                                                  Strategy          Strategy          Strategy         Strategy             TOTAL
                                             -------------------------------------------------------------------------------------
Assets:
     Investments in Seasons Series Trust,
         at market value                     $ 167,006,306     $ 161,007,544     $ 113,281,481     $ 77,567,888     $ 518,863,219

Liabilities                                              0                 0                 0                0                 0
                                             -------------------------------------------------------------------------------------

Net Assets                                   $ 167,006,306     $ 161,007,544     $ 113,281,481     $ 77,567,888     $ 518,863,219
                                             =====================================================================================


Accumulation units outstanding                   8,249,540         8,649,412         7,030,568        5,350,653
                                             ===================================================================

Unit value of accumulation units             $       20.24     $       18.61     $       16.11     $      14.50
                                             ===================================================================



                     See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2000


                                                                  Moderate          Balanced     Conservative
                                                  Growth            Growth            Growth           Growth
                                                Strategy          Strategy          Strategy         Strategy             TOTAL
                                           -------------------------------------------------------------------------------------
Assets:
     Investments in Seasons Series Trust,
         at market value                   $ 173,140,690     $ 165,783,868     $ 117,550,171     $ 79,391,122     $ 535,865,851

Liabilities                                            0                 0                 0                0                 0
                                           -------------------------------------------------------------------------------------

Net Assets                                 $ 173,140,690     $ 165,783,868     $ 117,550,171     $ 79,391,122     $ 535,865,851
                                           =====================================================================================


Accumulation units outstanding                 8,130,517         8,508,732         7,049,356        5,332,213
                                           ===================================================================

Unit value of accumulation units           $       21.30     $       19.48     $       16.68     $      14.89
                                           ===================================================================





                     See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2000

                                                                       Market Value             Market
  Portfolio Investment                                     Shares         Per Share              Value             Cost
  ----------------------------------------------------------------------------------------------------------------------
  Multi-Managed Growth Portfolio                        4,025,565           $ 20.16      $  81,158,615    $  58,508,790

  Multi-Managed Moderate Growth Portfolio               4,930,334             17.66         87,093,478       66,060,059

  Multi-Managed Income/Equity Portfolio                 4,507,695             13.85         62,452,415       55,129,915

  Multi-Managed Income Portfolio                        3,926,131             11.97         47,002,692       45,542,737

  Asset Allocation: Diversified Growth Portfolio        9,836,228             13.42        132,037,988      117,923,758

  Stock Portfolio                                       5,756,104             18.96        109,118,031       83,697,547
                                                                                        --------------------------------

                                                                                         $ 518,863,219    $ 426,862,806
                                                                                        ================================



                  See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                                                                      Market Value              Market
Portfolio Investment                                      Shares         Per Share               Value               Cost
--------------------------------------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                         3,970,456           $ 21.48      $   85,306,502      $  57,338,473

Multi-Managed Moderate Growth Portfolio                4,854,534             18.60          90,285,416         64,651,685

Multi-Managed Income/Equity Portfolio                  4,524,985             14.29          64,647,691         55,307,604

Multi-Managed Income Portfolio                         3,917,159             12.19          47,762,322         45,425,580

Asset Allocation: Diversified Growth Portfolio         9,754,895             13.95         136,076,340        116,743,382

Stock Portfolio                                        5,703,711             19.60         111,787,580         82,606,795
                                                                                       -----------------------------------

                                                                                         $ 535,865,851      $ 422,073,519
                                                                                       ===================================


                  See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                             FOR THE ONE MONTH ENDED
                                 APRIL 30, 2000

                                                                             Moderate       Balanced  Conservative
                                                                Growth         Growth         Growth        Growth
                                                              Strategy       Strategy       Strategy      Strategy           TOTAL
                                                          -------------------------------------------------------------------------
Investment income:
     Dividends and capital gains distributions            $          0    $         0    $         0   $         0   $           0
                                                          -------------------------------------------------------------------------
         Total investment income                                     0              0              0             0               0
                                                          -------------------------------------------------------------------------

Expenses:
     Mortality risk charge                                    (122,605)      (118,467)       (84,221)      (57,500)       (382,793)
     Expense risk charge                                       (47,680)       (46,071)       (32,753)      (22,362)       (148,866)
     Distribution expense charge                               (20,434)       (19,745)       (14,037)       (9,584)        (63,800)
                                                          -------------------------------------------------------------------------

         Total expenses                                       (190,719)      (184,283)      (131,011)      (89,446)       (595,459)
                                                          -------------------------------------------------------------------------

Net investment income (loss)                                  (190,719)      (184,283)      (131,011)      (89,446)       (595,459)
                                                          -------------------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                 350,396        303,228        933,337       411,678       1,998,639
     Cost of shares sold                                      (273,758)      (237,607)      (795,563)     (374,660)     (1,681,588)
                                                          -------------------------------------------------------------------------

Net realized gains (losses) from
    securities transactions                                     76,638         65,621        137,774        37,018         317,051
                                                          -------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                    44,867,718     40,237,939     20,198,760     8,487,915     113,792,332
     End of period                                          36,408,506     32,910,778     16,232,341     6,448,788      92,000,413
                                                          -------------------------------------------------------------------------

Change in net unrealized appreciation/
    depreciation of investments                             (8,459,212)    (7,327,161)    (3,966,419)   (2,039,127)    (21,791,919)
                                                          -------------------------------------------------------------------------

Increase (decrease) in net assets from operations         $ (8,573,293)  $ (7,445,823)  $ (3,959,656) $ (2,091,555)  $ (22,070,327)
                                                          =========================================================================

                     See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 MARCH 31, 2000

                                                                            Moderate       Balanced  Conservative
                                                                Growth        Growth         Growth        Growth
                                                              Strategy      Strategy       Strategy      Strategy          TOTAL
                                                          -----------------------------------------------------------------------
Investment income:
     Dividends and capital gains distributions            $ 17,839,962  $ 15,622,957   $  9,235,473   $ 5,619,427   $ 48,317,819
                                                          -----------------------------------------------------------------------
         Total investment income                            17,839,962    15,622,957      9,235,473     5,619,427     48,317,819
                                                          -----------------------------------------------------------------------

Expenses:
     Mortality risk charge                                  (1,260,831)   (1,246,218)      (957,395)     (682,343)    (4,146,787)
     Expense risk charge                                      (490,324)     (484,640)      (372,320)     (265,356)    (1,612,640)
     Distribution expense charge                              (210,139)     (207,703)      (159,566)     (113,724)      (691,132)
                                                          -----------------------------------------------------------------------

         Total expenses                                     (1,961,294)   (1,938,561)    (1,489,281)   (1,061,423)    (6,450,559)
                                                          -----------------------------------------------------------------------

Net investment income (loss)                                15,878,668    13,684,396      7,746,192     4,558,004     41,867,260
                                                          -----------------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                              25,355,450    18,113,453     15,216,545    13,577,769     72,263,217
     Cost of shares sold                                   (18,515,102)  (13,901,284)   (12,971,689)  (12,098,258)   (57,486,333)
                                                          -----------------------------------------------------------------------

Net realized gains (losses) from
    securities transactions                                  6,840,348     4,212,169      2,244,856     1,479,511     14,776,884
                                                          -----------------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                    24,476,957    20,694,508     11,366,079     5,317,279     61,854,823
     End of period                                          44,867,718    40,237,939     20,198,760     8,487,915    113,792,332
                                                          -----------------------------------------------------------------------

Change in net unrealized appreciation/
    depreciation of investments                             20,390,761    19,543,431      8,832,681     3,170,636     51,937,509
                                                          -----------------------------------------------------------------------

Increase (decrease) in net assets from operations         $ 43,109,777  $ 37,439,996   $ 18,823,729   $ 9,208,151  $ 108,581,653
                                                          =======================================================================

                     See accompanying notes to financial statements.

                        VARIABLE ANNUITY ACCOUNT FIVE
             (Portion Relating to the SEASONS Variable Annuity)
                                     OF
                   ANCHOR NATIONAL LIFE INSURANCE COMPANY

                     STATEMENT OF CHANGES IN NET ASSETS
                           FOR THE ONE MONTH ENDED
                               APRIL 30, 2000

                                                                              Moderate       Balanced  Conservative
                                                                 Growth         Growth         Growth        Growth
                                                               Strategy       Strategy       Strategy      Strategy         TOTAL
                                                          ------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)                           $    (190,719) $    (184,283) $    (131,011) $    (89,446) $   (595,459)
   Net realized gains (losses) from
       securities transactions                                   76,638         65,621        137,774        37,018       317,051
   Change in net unrealized appreciation/
       depreciation of investments                           (8,459,212)    (7,327,161)    (3,966,419)   (2,039,127)  (21,791,919)
                                                          ------------------------------------------------------------------------

       Increase (decrease) in net assets from operations     (8,573,293)    (7,445,823)    (3,959,656)   (2,091,555)  (22,070,327)
                                                          ------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold                               796,963        377,301        287,427        70,460     1,532,151
     Cost of units redeemed                                    (546,215)      (415,722)      (710,887)     (309,934)   (1,982,758)
     Net transfers                                            2,188,161      2,707,920        114,426       507,795     5,518,302
                                                          ------------------------------------------------------------------------

         Increase (decrease) in net assets
             from capital transactions                        2,438,909      2,669,499       (309,034)      268,321     5,067,695
                                                          ------------------------------------------------------------------------

Increase (decrease) in net assets                            (6,134,384)    (4,776,324)    (4,268,690)   (1,823,234)  (17,002,632)
Net assets at beginning of period                           173,140,690    165,783,868    117,550,171    79,391,122   535,865,851
                                                          ------------------------------------------------------------------------

Net assets at end of period                               $ 167,006,306  $ 161,007,544  $ 113,281,481  $ 77,567,888 $ 518,863,219
                                                          ========================================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
     Units sold                                                  39,451         20,222         17,731         4,752        82,156
     Units redeemed                                             (27,052)       (22,180)       (43,963)      (21,090)     (114,285)
     Units transferred                                          106,624        142,638          7,444        34,778       291,484
                                                          ------------------------------------------------------------------------

Increase (decrease) in units outstanding                        119,023        140,680        (18,788)       18,440       259,355
Beginning units                                               8,130,517      8,508,732      7,049,356     5,332,213    29,020,818
                                                          ------------------------------------------------------------------------

Ending units                                                  8,249,540      8,649,412      7,030,568     5,350,653    29,280,173
                                                          ========================================================================

                    See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 MARCH 31, 2000

                                                                             Moderate       Balanced  Conservative
                                                                 Growth        Growth         Growth        Growth
                                                               Strategy      Strategy       Strategy      Strategy          TOTAL
                                                          -----------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                         $  15,878,668 $  13,684,396  $   7,746,192  $  4,558,004  $  41,867,260
     Net realized gains (losses) from
         securities transactions                              6,840,348     4,212,169      2,244,856     1,479,511     14,776,884
     Change in net unrealized appreciation/
         depreciation of investments                         20,390,761    19,543,431      8,832,681     3,170,636     51,937,509
                                                          -----------------------------------------------------------------------

         Increase (decrease) in net assets from operations   43,109,777    37,439,996     18,823,729     9,208,151    108,581,653
                                                          -----------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold                            13,828,866    11,298,450      8,330,089     6,292,249     39,749,654
     Cost of units redeemed                                 (10,301,768)   (9,167,336)    (7,675,366)   (5,184,265)   (32,328,735)
     Net transfers                                            5,066,630     5,972,768        354,984    (1,113,190)    10,281,192
                                                          -----------------------------------------------------------------------

         Increase (decrease) in net assets
             from capital transactions                        8,593,728     8,103,882      1,009,707        (5,206)    17,702,111
                                                          -----------------------------------------------------------------------

Increase (decrease) in net assets                            51,703,505    45,543,878     19,833,436     9,202,945    126,283,764
Net assets at beginning of period                           121,437,185   120,239,990     97,716,735    70,188,177    409,582,087
                                                          -----------------------------------------------------------------------

Net assets at end of period                               $ 173,140,690 $ 165,783,868  $ 117,550,171  $ 79,391,122  $ 535,865,851
                                                          =======================================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
     Units sold                                                 810,563       707,607        573,377       467,729      2,559,276
     Units redeemed                                            (558,906)     (538,132)      (512,138)     (378,618)    (1,987,794)
     Units transferred                                          235,482       370,714         30,798       (70,399)       566,595
                                                          -----------------------------------------------------------------------

Increase (decrease) in units outstanding                        487,139       540,189         92,037        18,712      1,138,077
Beginning units                                               7,643,378     7,968,543      6,957,319     5,313,501     27,882,741
                                                          -----------------------------------------------------------------------

Ending units                                                  8,130,517     8,508,732      7,049,356     5,332,213     29,020,818
                                                          =======================================================================

               See accompanying notes to financial statements.

                       VARIABLE ANNUITY ACCOUNT FIVE
            (Portion Relating to the SEASONS Variable Annuity)
                                    OF
                  ANCHOR NATIONAL LIFE INSURANCE COMPANY

                    STATEMENT OF CHANGES IN NET ASSETS
                            FOR THE YEAR ENDED
                              MARCH 31, 1999

                                                                              Moderate      Balanced  Conservative
                                                                 Growth         Growth        Growth        Growth
                                                               Strategy       Strategy      Strategy      Strategy          TOTAL
                                                          ------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income (loss)                         $     299,404   $    488,863  $  1,133,937  $    974,080  $   2,896,284
     Net realized gains (losses) from
         securities transactions                              1,065,069        583,602       264,661       212,689      2,126,021
     Change in net unrealized appreciation/
         depreciation of investments                         18,819,625     16,119,745     8,303,785     3,853,157     47,096,312
                                                          ------------------------------------------------------------------------

         Increase (decrease) in net assets from operations   20,184,098     17,192,210     9,702,383     5,039,926     52,118,617
                                                          ------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold                            25,370,476     27,029,910    27,864,701    21,346,387    101,611,474
     Cost of units redeemed                                  (6,440,528)    (4,232,834)   (3,916,769)   (2,613,911)   (17,204,042)
     Net transfers                                           30,609,533     33,820,223    29,362,799    27,890,832    121,683,387
                                                          ------------------------------------------------------------------------

         Increase (decrease) in net assets
             from capital transactions                       49,539,481     56,617,299    53,310,731    46,623,308    206,090,819
                                                          ------------------------------------------------------------------------

Increase (decrease) in net assets                            69,723,579     73,809,509    63,013,114    51,663,234    258,209,436
Net assets at beginning of period                            51,713,606     46,430,481    34,703,621    18,524,943    151,372,651
                                                          ------------------------------------------------------------------------

Net assets at end of period                               $ 121,437,185  $ 120,239,990  $ 97,716,735  $ 70,188,177  $ 409,582,087
                                                          ========================================================================

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
     Units sold                                               1,850,898      2,029,881     2,142,924     1,713,214      7,736,917
     Units redeemed                                            (467,197)      (311,465)     (306,592)     (207,688)    (1,292,942)
     Units transferred                                        2,309,544      2,610,669     2,331,285     2,271,755      9,523,253
                                                          ------------------------------------------------------------------------

Increase (decrease) in units outstanding                      3,693,245      4,329,085     4,167,617     3,777,281     15,967,228
Beginning units                                               3,950,133      3,639,458     2,789,702     1,536,220     11,915,513
                                                          ------------------------------------------------------------------------

Ending units                                                  7,643,378      7,968,543     6,957,319     5,313,501     27,882,741
                                                          ========================================================================

                   See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)
                                       OF
                       ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the effectiveness of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account is composed of four multi-managed variable investment strategies, which are Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment activities. The inception date of the strategies and the underlying investment portfolios was April 15, 1997. The contractholder may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the four strategies and do not include balances allocated to the General Account.

         The four strategies differ in their investment objectives, levels of risk and anticipated growth over time. Each strategy invests in a multi-managed portfolio specific for that strategy and in the two jointly utilized portfolios of the Trust, according to a predetermined allocation designed to achieve its investment objective. The investment allocation to the underlying portfolios is maintained by rebalancing the strategies quarterly.

         The investment objectives of the four strategies of the Separate Account are described below:

         The GROWTH STRATEGY seeks long-term growth of capital. The Growth Strategy invests in the Multi-Managed Growth Portfolio, the Asset
         Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)


         The MODERATE GROWTH STRATEGY seeks growth of capital, with conservation of principal as a secondary objective. The Moderate Growth Strategy invests in the Multi-Managed Moderate Growth Portfolio, the Asset
         Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

         The BALANCED GROWTH STRATEGY focuses on conservation of principal, with high total return as a secondary objective. The Balanced Growth Strategy invests in the Multi-Managed Income/Equity Portfolio, the Asset Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

         The CONSERVATIVE GROWTH STRATEGY focuses on capital preservation while maintaining some potential for growth over the long term. The Conservative Growth Strategy invests in the Multi-Managed Income Portfolio, the Asset Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

         The investment objectives of the six underlying portfolios of the Strategies are summarized below:

         The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

         The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

         The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.

         The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.

         The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity and fixed income securities through a strategic allocation of approximately 80% equity and 20% fixed income. This portfolio is an investment of all four strategies.

         The STOCK PORTFOLIO seeks long-term capital appreciation and, secondarily, increasing dividend income. This portfolio invests primarily in common stocks of a diversified group of well-established growth companies. This portfolio is an investment of all four strategies.

         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         The four multi-managed portfolios described above pursue their investment goals by allocating their assets among three or four managed components. The assets of each multi-managed portfolio are allocated among the same three investment managers in differing percentages, depending on the portfolio's overall investment objective. Janus Capital Corporation manages a growth component, SunAmerica Asset Management Corp., a wholly owned subsidiary of SunAmerica Inc., manages a balanced component, and Wellington Management Company, LLP manages a fixed income component. SunAmerica Asset Management Corp. also manages an aggressive growth component that is available only in the Growth and Moderate Growth strategies. The investment policies relating to each of the four managed Strategy components are described below:

         The SUNAMERICA/AGGRESSIVE GROWTH COMPONENT primarily consists of equity securities of small, lesser known or new growth companies or industries, such as technology, telecommunications, media and healthcare.

         The JANUS/GROWTH COMPONENT primarily consists of common stocks selected for their growth potential.

         The SUNAMERICA/BALANCED COMPONENT, over the long term, will consist of a diversified selection of equity investments in companies of medium to large capitalizations that are thought to be undervalued in the marketplace and long term bonds and other debt securities.

         The WELLINGTON MANAGEMENT COMPANY/FIXED INCOME COMPONENT primarily consists of U.S. and foreign fixed income securities of varying maturities and risk/return characteristics.

         Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

         Accumulation unit values are computed daily based on the total net assets of the strategies.

2.       CHARGES AND DEDUCTIONS

         Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

         WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during each contract year. The free withdrawal amount is equal to 10% of aggregate purchase payments that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

         Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

         Any amount withdrawn, which exceeds a free withdrawal, may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:


                  Year since Purchase                Applicable Withdrawal
                       Payment                          Charge Percentage
                  -------------------                ---------------------
                  First                                           7%
                  Second                                          6%
                  Third                                           6%
                  Fourth                                          5%
                  Fifth                                           4%
                  Sixth                                           3%
                  Seventh                                         2%
                  Eighth and beyond                               0%

         CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $35 ($30 in North Dakota) is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

         TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of four transactions within a contract year.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

         MORTALITY AND EXPENSE RISK CHARGES: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each strategy, computed on a daily basis. The mortality risk charge of 0.90% is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits. The expense risk charge of 0.35% is compensation for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

         DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each strategy, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

3.       INVESTMENT IN SEASONS SERIES TRUST

         The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the one month ended April 30, 2000 consist of the following:

                                                                          Cost of Shares              Proceeds from
         Portfolio Investment                                                   Acquired                Shares Sold
         --------------------                                             --------------              -------------
         Multi-Managed Growth Portfolio                                       $1,299,293                  $ 175,197

         Multi-Managed Moderate Growth Portfolio                               1,533,645                    166,775

         Multi-Managed Income/Equity Portfolio                                   271,310                    513,336

         Multi-Managed Income Portfolio                                          354,331                    247,007

         Asset Allocation: Diversified Growth Portfolio                        1,617,718                    499,659

         Stock Portfolio                                                       1,394,578                    396,665


         The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the year ended March 31, 2000 consist of the following:

                                                                          Cost of Shares              Proceeds from
         Portfolio Investment                                                   Acquired                Shares Sold
         --------------------                                             --------------              -------------
         Multi-Managed Growth Portfolio                                      $24,409,257               $ 17,224,035

         Multi-Managed Moderate Growth Portfolio                              21,303,047                 12,216,186

         Multi-Managed Income/Equity Portfolio                                14,006,777                  7,138,160

         Multi-Managed Income Portfolio                                       11,755,742                  6,376,789

         Asset Allocation: Diversified Growth Portfolio                       36,754,238                 13,942,459

         Stock Portfolio                                                      23,603,527                 15,365,588

4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.


5.       FISCAL YEAR CHANGE

         Effective April 30, 2000, the Separate Account changed its fiscal year end from March 31 to April 30. Accordingly, the financial statements include the results of operations for the transition period, which are not necessarily indicative of operations for a full year.


         Results for the comparable prior period are summarized below.

                                                                                                       One Month Ended
                                                                                                        April 30, 1999
                                                                                                        --------------
         Net investment income (loss)                                                                        (486,038)

         Net realized gains (losses) from
              securities transactions                                                                          440,835

         Change in net unrealized appreciation/depreciation
              of investments                                                                                10,046,218

         Increase (decrease) in net assets from operations                                               $  10,001,015
                                                                                                         =============